As filed with the Securities and Exchange Commission on December 1, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2015 – September 30, 2015

ITEM 1. REPORT TO STOCKHOLDERS.

ABSOLUTE FUNDS

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2015
(Unaudited)

ABSOLUTE
INVESTMENT ADVISERS

The views in this report were those of Absolute Strategies Fund and Absolute Credit Opportunities Fund’s (each a “Fund” and collectively the “Funds”) adviser as of September 30, 2015, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

Since the Funds utilize multi-manager strategies with multiple sub-advisers, they may be exposed to varying forms of risk. These risks include, but are not limited to, general market risk, multi-manager risk, non-diversification risk, small company risk, foreign risk, interest rate risk, credit risk, prepayment risk, IPO risk, liquidity risk, high turnover risk, leverage risk, pooled investment vehicle risk and derivatives risk. For a complete description of the Funds’ principal investment risks, please refer to each Fund’s prospectus.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). Standard deviation indicates the volatility of a fund’s total returns and is useful because it identifies the spread of a fund’s short-term fluctuations. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks of Absolute Investment Advisers LLC (“AIA” and “Absolute”) and the respective logos and Absolute Credit Opportunities Fund are service marks of AIA; and other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Strategies Fund (the “Fund”) for the period ended September 30, 2015. The Fund (Institutional Shares) was up 2.17% over the six-month period versus -6.18% for the S&P 500, and -5.01% for the HFRX Global Hedge Fund Index, the Fund’s benchmark indices.

The Fund has maintained a defensive posture with net exposure and beta at the low end of historical ranges. The Fund’s allocations continue to be mostly in equity related strategies, which have a balance of longs and shorts when rolling up manager positioning and including portfolio hedges. The long side exhibits a value bias using larger companies with brand names and competitive advantages. The short side utilizes index hedges (futures) and individual companies that exhibit sensitivity to global economic growth (which has been declining). Smaller Fund allocations are to credit strategies that utilize shorts/hedges, and special situation strategies where unique company news tends to drive security prices over general market direction.

The goal with this positioning has been to isolate individual stock and bond selection to generate performance in a true long-short fashion rather than just betting on the market going up. In fact, the Fund has recently generated its best (positive) performance during market sell-offs, such as August-September of 2015. Gains were directly attributable to the Fund’s short exposure, in both market indices and individual equities. With this positioning, the Fund offers an alternative to the many traditional and non-traditional funds whose performance appears highly correlated to market risk (beta).

The global market environment has become quite volatile and, in our opinion, surreal. It can be defined simply as a major battle between central bank status quo and fundamental reality. Over the past few months, investors received a clear wake up call for what is now quite obvious: global markets are extremely fragile and risky, and central bankers are in a daily scramble to discuss more stimulus ideas, QE and negative interest rates in an effort to rally markets back up. This, despite desperation by the Fed and others to convince the markets that the economy is doing great and it’s time to raise rates above zero.

Logic leads us to conclude that current markets are delusional. Markets are not about price discovery or fundamental growth. They are about QE hopes, debt-fueled stock buybacks, and algorithmic trading manipulation. In our view, as well as many others, we are nearing peak central bank mania, and everything is tethered directly to that outcome. The last few months have shown that very few investments will offer any true diversification or protection when the latest central bank bubble bursts. Yet, it appears that most investors have positioned their entire portfolio based on faith in a positive central bank induced outcome. Aside from shorter term market fluctuations or a final melt-up, we believe this environment is setting up quite well for our strategies.

As we’ve discussed at length in the past, there continues to be a significant unwinding in some very important asset markets and currencies mostly related to China and emerging markets. Equities, bonds, and commodities sensitive to these markets continue to feel the effects of a strong US Dollar and a significant slowdown in global economic growth. It was only a matter of time until US markets would also be impacted by global weakness, and a major break occurred in the 3rd quarter. While US indices have recently rallied strongly, nearly back to the highs, market internals continue to be quite weak in our assessment. Most of the gains for US indices are due to price movements in only a handful of large cap companies, while many more stocks continue to break down following earnings disappointments. Worse, the US Dollar continues to soar which is also a clear negative for US profits.

While investors cheer the market rebound and companies scramble to buy back huge amounts of stock, the fundamental picture has not improved. Repeating our prior comments, China and emerging markets have been the main drivers of global trade and global growth since 2008. These markets have taken on significant amounts of US dollar-denominated debt to fund massive projects. Like every credit fueled expansion, we believe it has led to large over-investment and a misallocation of capital and the ensuing breakdown is likely to have real implications for the global economy.

The seriousness of this process cannot be underestimated because the most vital element and foundation for our entire global leveraged financial system is collateral. Collateral provides the means (the asset-side of a balance
1	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

sheet) for lending and borrowing. When asset prices rise artificially, thanks to the effort of central banks over the past decade-plus through artificially low interest rates, it provides an unsustainable foundation for new debt. This is no different than the housing crisis where the artificial increase in house prices (collateral) allowed homeowners to take on additional debt and use their home values as an ATM. When prices of homes dropped back to supply/demand equilibrium, the higher levels of debt that were based on artificially high home prices caused a massive collateral problem. The asset/home dropped in value while the liability remained the same, thus wiping out all of the homeowner’s equity. As it relates to emerging markets, the amount of collateral is significant, and it is being hit by both crashing commodity prices and a strong US dollar. Not only is the debt-fueled investment spending binge at an end, it looks to be reversing. Unless China quickly rights itself and reignites global growth, it is likely the US economy is eventually pulled into the mix.

After witnessing violent market swings on no news, a U.S. equity market that is nearing the most over-valued in history (using a variety of metrics) and a bond market that reeks of illiquidity, we struggle to understand how investors are willing to tie so much wealth to today’s markets. As seen from 3rd quarter performance reports, there is no way to diversify portfolios through traditional asset classes. We were clearly one of very few strategies that performed well. We also believe markets are reaching extreme overvaluation. The S&P 500 Index Price/Sales ratio is now 1.85 (vs 1.65 at the 2007 peak), and the Price/EBITDA ratio (Earnings before Interest, Taxes, Depreciation and Amortization) has reached June 2000 bubble levels:

We may be witnessing a new brand of bubble stocks as companies such as Facebook are now valued at nearly 20x sales, which is higher than Cisco Systems in 2000. The actions of companies such as Valeant Pharmaceuticals and Volkswagen are also, in our view, typical illustrations of mania behavior where otherwise very smart investors have ignored fundamental details in favor momentum or a good story. Additionally, overall S&P 500 revenue and earnings growth has been negative for several quarters.

Since markets are near bubble territory, large swings are likely and we have no idea whether the next move is 30% lower or 30% higher. However, we do know that this will eventually end badly and may be made worse by central bank promises and illiquid, highly priced bond markets. There are very few ways for investors to protect or diversify portfolios from volatility and contagion. Say what you will about our approach, but we are committed to using reason and logic to protect investor capital from large losses in a highly uncertain environment. While our approach tends to be at odds with central bank flirtations, we also believe this is exactly what investors should be looking for to diversify portfolios as the 3rd quarter just illustrated. To be precise, the entire systematic, reinforcing scheme that forced stock and bond prices higher, especially over the past 5-7 years, could very well be set to completely reverse. This is an enormous tail risk that nobody is prepared for. Maybe it doesn’t occur right away or can be put off a bit further; but we believe it is inevitable and higher interest rates or credit spreads could be the catalyst. Again, much depends on China, not the US, so the path may not be obvious. We are committed to
2	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

staying disciplined and our Funds continue to be positioned very defensively. We also look forward to a time when we can speak more positively about longer term opportunities in credit and equity markets.

Thank you for trusting us with your assets. We believe your patience will be well rewarded.

Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

3	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

Dear Shareholder,

We are pleased to present the semi-annual report for the Absolute Credit Opportunities Fund (the “Fund”) for the period ended September 30, 2015. The Fund returned -0.88% over the six-month period versus -5.01% for the HFRX Global Hedge Fund Index and -3.00% for the HFRX Fixed Income - Credit Index.

The Fund combines a convertible arbitrage strategy and a long/short credit strategy. It is designed to provide an attractive credit or fixed income alternative to what is currently available in the marketplace. Investors are scrambling for yield after five years of short-term interest rates near zero and very suppressed intermediate and long–term interest rates. We believe traditional bond market risks, including interest-rate, credit and liquidity risk, are overpriced as a result of central bank actions. And there is no way of knowing whether the risks of rising interest rates or those surrounding credit and liquidity will be the primary risk going forward.

In our opinion, investors have been increasing credit risk at the expense of holding cash, CDs or Treasuries. We see nontraditional bond funds taking on increasing levels of exotic credit risk while sometimes hedging interest rate risk and, as a result, the traditional “ballast” (or capital preservation portion) of portfolios has been greatly diminished over the past five years.

More than ever, we believe the Fund provides diversification to an overall portfolio and specifically the bond portion of a portfolio. At this point in the market cycle, the Fund is seeking to manage both interest rate and credit risk within the fixed income sleeve of a portfolio. The Fund can adapt to various conditions throughout a market cycle, making a portfolio allocator’s job easier since exposures are not static.

Sincerely,

Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

4	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2015

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmark, S&P 500 Index ("S&P 500"), Barclays Capital U.S. Aggregate Bond Index ("Barclays Index") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Institutional Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns				Since Inception
Periods Ended September 30, 2015	One Year	Five Years	Ten Years	07/27/05
Absolute Strategies Fund - Institutional Shares	0.27%	1.14%	2.28%	2.32%
S&P 500 Index	-0.61%	13.34%	6.80%	6.65%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.10%	4.64%	4.58%
HFRX Global Hedge Fund Index	-4.74%	0.03%	0.24%	0.42%
MSCI World Index	-5.09%	8.29%	4.73%	5.03%
5	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2015

Comparison of Change in Value of a $250,000 Investment
R Shares vs. S&P 500 Index, Barclays Capital U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns				Since Inception
Periods Ended September 30, 2015	One Year	Five Years	Ten Years	07/27/05
Absolute Strategies Fund - R Shares	-0.27%	0.68%	1.85%	1.89%
S&P 500 Index	-0.61%	13.34%	6.80%	6.65%
Barclays Capital U.S. Aggregate Bond Index	2.94%	3.10%	4.64%	4.58%
HFRX Global Hedge Fund Index	-4.74%	0.03%	0.24%	0.42%
MSCI World Index	-5.09%	8.29%	4.73%	5.03%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.60% and 3.11%, respectively. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund’s total annual operating expense ratios would be 1.79% and 2.30% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2015

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Opportunities Fund (the “Fund”) compared with the performance of the benchmark, the S&P 500 Index ("S&P 500") and the HFRX Global Hedge Fund Index ("HFRX"), since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $1,000,000 Investment
Institutional Shares vs. HFRX Global Hedge Fund Index, S&P 500 Index,
and MSCI World Index

Average Annual Total Returns			Since Inception
Periods Ended September 30, 2015	One Year	Five Years	10/21/08
Absolute Credit Opportunities Fund - Institutional Shares	-1.22%	-0.53%	3.60%
HFRX Global Hedge Fund Index	-4.74%	0.03%	1.08%
S&P 500 Index	-0.61%	13.34%	13.02%
MSCI World Index	-5.09%	8.29%	9.58%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 992-2765. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 2.71%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund’s total annual operating expense ratio would be 2.20%. However, the Fund's adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.95% (excluding all taxes, interest, portfolio transaction expenses, dividends and interest expense on short sales, acquired fund fees and expenses, proxy expenses, and extraordinary expenses), which is in effect through August 1, 2017. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

7	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2015

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	33.5%
Asset Backed Obligations	0.6%
Corporate Convertible Bonds	13.4%
Corporate Non-Convertible Bonds	4.2%
Exchange Traded Notes	0.0%
Syndicated Loans	0.7%
U.S. Government & Agency Obligations	2.1%
Warrants	0.0%
Investment Company	11.1%
Short-Term Investments	0.8%
Money Market Funds	5.8%
Purchased Options	1.1%
Short Positions
Equity Securities	-32.2%
Investment Companies	-2.0%
Written Options	-0.8%
Other Assets less Liabilities*	61.7%
100.0%
*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 28.5% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	13.1%	17.2%
Consumer Staples	26.1%	9.7%
Energy	7.8%	6.1%
Financial	13.7%	26.4%
Healthcare	2.5%	0.9%
Industrial	11.8%	18.4%
Information Technology	8.6%	16.0%
Materials	6.0%	2.1%
Telecommunication Services	8.3%	3.0%
Utilities	2.1%	0.2%
	100.0%	100.0%
8	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

Long Positions - 73.3%
Equity Securities - 33.5%
Common Stock - 33.0%
Consumer Discretionary - 4.4%
51,100	American Airlines Group, Inc. (a)(b)	$1,984,213
74,886	American Eagle Outfitters, Inc.	1,170,468
3,251	Beacon Roofing Supply, Inc. (c)	105,625
56,885	Bed Bath & Beyond, Inc. (b)(c)(d)	3,243,583
62,632	Bojangles', Inc. (c)	1,058,481
24,860	CVS Health Corp. (b)(d)	2,398,493
92,325	GameStop Corp., Class A (d)	3,804,713
139,205	General Motors Co. (a)(d)	4,178,934
3,325	Google, Inc., Class A (c)(d)	2,122,580
3,355	Google, Inc., Class C (a)(b)(c)(d)	2,041,249
81,693	Green Plains Partners LP (c)	1,078,348
37,080	Harley-Davidson, Inc. (b)(d)	2,035,692
23,147	Jack in the Box, Inc. (d)	1,783,245
54,870	Kohl's Corp. (b)(d)	2,541,030
20,076	Las Vegas Sands Corp.	762,286
106,394	Lindblad Expeditions Holdings, Inc. (c)(d)	1,039,469
16,339	Lithia Motors, Inc., Class A (d)	1,766,409
177,003	Luby's, Inc. (c)	879,705
13,615	McDonald's Corp. (a)	1,341,486
21,785	Red Robin Gourmet Burgers, Inc. (c)	1,649,996
48,785	SeaWorld Entertainment, Inc.	868,861
124,117	Sony Corp., ADR (c)(d)	3,040,866
12,788	Starwood Hotels & Resorts Worldwide, Inc. (d)	850,146
21,620	The Walt Disney Co. (b)(d)	2,209,564
23,147	Tractor Supply Co. (d)	1,951,755
65,065	Viacom, Inc., Class B (a)(b)(d)	2,807,555
32,678	Vitamin Shoppe, Inc. (c)	1,066,610
23,785	Wal-Mart Stores, Inc. (b)(d)	1,542,219
		51,323,581
Consumer Staples - 8.7%
28,000	Aggreko PLC	410,200
147,000	Avon Products, Inc.	477,750
13,615	Calavo Growers, Inc.	607,773
456,752	Cott Corp. (d)	4,946,624
70,000	Diageo PLC, ADR	7,545,300
49,016	Diamond Foods, Inc. (c)(d)	1,512,634
215,902	Everi Holdings, Inc. (c)(d)	1,107,577
128,000	Express Scripts Holding Co. (b)(c)	10,362,880
217,080	Great Lakes Dredge & Dock Corp. (c)(d)	1,094,083
116,915	Halyard Health, Inc. (c)(d)	3,325,063
80,000	Hengan International Group Co., Ltd.	781,200
70,000	McCormick & Co., Inc., Non-Voting Shares	5,752,600
163,000	Nestle SA, ADR	12,264,120
60,000	PepsiCo, Inc.	5,658,000
33,692	Phibro Animal Health Corp., Class A (d)	1,065,678
121,000	Philip Morris International, Inc.	9,598,930
40,847	Post Holdings, Inc. (c)(d)	2,414,058
138,000	Sanofi, ADR	6,550,860
174,000	Sysco Corp.	6,780,780
95,000	The Coca-Cola Co. (b)	3,811,400
104,000	The Procter & Gamble Co.	7,481,760
842,401	TherapeuticsMD, Inc. (c)(d)	4,936,470
59,909	Tyson Foods, Inc., Class A (d)	2,582,078
35,400	Zoetis, Inc. (d)	1,457,772
		102,525,590
Energy - 2.6%
35,690	Baker Hughes, Inc. (d)	1,857,307

20,715	Cheniere Energy Partners LP (d)	545,633
14,060	Cheniere Energy, Inc. (c)	679,098
44,305	Cone Midstream Partners LP (d)	439,949
17,500	ConocoPhillips	839,300
11,849	Diamond Offshore Drilling, Inc. (d)	204,988
13,758	Enterprise Products Partners LP (d)	342,574
20,000	Exxon Mobil Corp.	1,487,000
36,765	FMC Technologies, Inc. (c)(d)	1,139,715
62,632	Green Plains, Inc.	1,218,819
101,645	Halliburton Co. (b)(d)	3,593,151
14,804	Kinder Morgan, Inc. (d)	409,775
61,937	Matrix Service Co. (c)(d)	1,391,724
54,060	Noble Corp. PLC (d)	589,794
14,664	Plains GP Holdings LP, Class A	256,620
58,460	Schlumberger, Ltd. (b)(d)	4,031,986
18,061	Southcross Energy Partners LP	89,041
390,000	Spectra Energy Corp.	10,245,300
39,909	Tallgrass Energy GP LP (d)	792,992
12,384	Tallgrass Energy Partners LP (d)	486,567
		30,641,333
Financial - 4.6%
36,765	American Express Co. (a)(b)(d)	2,725,389
153,875	American International Group, Inc. (a)(b)(d)	8,743,177
28,600	Aon PLC	2,534,246
244,490	Bank of America Corp. (a)(b)(d)	3,809,154
6	Berkshire Hathaway, Inc., Class A (c)	1,171,440
24,125	Berkshire Hathaway, Inc., Class B (b)(c)(d)	3,145,900
64,880	Citigroup, Inc. (a)(d)	3,218,697
45,706	Gramercy Property Trust, Inc. REIT (d)	949,314
38,271	InfraREIT, Inc. REIT (d)	906,257
83,680	JPMorgan Chase & Co. (a)(b)(d)	5,101,970
74,285	Leucadia National Corp. (d)	1,505,014
34,027	NorthStar Asset Management Group, Inc. (d)	488,628
37,595	NorthStar Realty Finance Corp. REIT (d)	464,298
30,000	The Bancorp, Inc. (c)	228,600
192,000	The Bank of New York Mellon Corp. (b)	7,516,800
8,033	The Goldman Sachs Group, Inc.	1,395,814
184,000	WR Berkley Corp.	10,004,080
		53,908,778
Healthcare - 0.8%
20,000	Becton Dickinson and Co.	2,653,200
3,500	CR Bard, Inc.	652,085
27,394	Gilead Sciences, Inc. (d)	2,689,817
25,000	Johnson & Johnson	2,333,750
14,670	Quest Diagnostics, Inc.	901,765
7,000	Stryker Corp.	658,700
		9,889,317
Industrial - 4.0%
46,944	Advanced Energy Industries, Inc. (c)(d)	1,234,627
84,416	Briggs & Stratton Corp. (d)	1,630,073
40,477	Builders FirstSource, Inc. (c)(d)	513,248
16,000	CH Robinson Worldwide, Inc.	1,084,480
154,000	Expeditors International of Washington, Inc. (b)	7,245,700
186,880	Jacobs Engineering Group, Inc. (c)(d)	6,994,919
62,208	KLX, Inc. (c)(d)	2,223,314
20,803	LSB Industries, Inc. (c)(d)	318,702
17,900	Precision Castparts Corp. (d)	4,111,809
268,750	Quanta Services, Inc. (c)(d)	6,506,438

See Notes to Financial Statements.	9	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value
1,932,614	Revolution Lighting Technologies, Inc. (c)	$1,835,983
50,835	The Boeing Co. (d)	6,656,843
54,462	Trimble Navigation, Ltd. (c)(d)	894,266
89,386	Tutor Perini Corp. (c)(d)	1,471,294
10,000	United Parcel Service, Inc., Class B (b)	986,900
30,060	Valmont Industries, Inc. (d)	2,852,393
		46,560,989
Information Technology - 2.4%
27,875	Accenture PLC, Class A (a)(d)	2,738,997
600,787	Advanced Micro Devices, Inc. (c)(d)	1,033,354
47,035	Apple, Inc. (b)(d)	5,187,960
214,129	BlackBerry, Ltd. (c)(d)	1,312,611
90,172	BroadSoft, Inc. (c)(d)	2,701,553
12,759	Citrix Systems, Inc. (c)(d)	883,944
125,863	FormFactor, Inc. (c)(d)	853,351
20,250	Micron Technology, Inc. (c)	303,345
138,000	Microsoft Corp.	6,107,880
110,000	Oracle Corp.	3,973,200
33,233	Western Digital Corp. (d)	2,640,030
		27,736,225
Materials - 2.0%
16,339	Agrium, Inc.	1,462,340
17,700	CF Industries Holdings, Inc. (d)	794,730
208,624	Constellium NV, Class A (c)(d)	1,264,261
160,000	Franco-Nevada Corp.	7,043,200
15,793	Monsanto Co. (d)	1,347,775
51,000	Praxair, Inc.	5,194,860
130,000	Royal Gold, Inc.	6,107,400
15,401	Westlake Chemical Partners LP (d)	269,518
		23,484,084
Telecommunication Services - 2.8%
204,197	Aerohive Networks, Inc. (c)(d)	1,221,098
187,443	Attunity, Ltd. (c)(d)	2,562,346
119,525	Blucora, Inc. (c)(d)	1,645,859
76,360	CBS Corp., Class B, Non-Voting Shares (d)	3,046,764
120,000	Cisco Systems, Inc.	3,150,000
1,760,385	Corindus Vascular Robotics, Inc. (c)(d)	5,439,590
289,710	Rightside Group, Ltd. (c)(d)	2,222,076
180,063	Spark Networks, Inc. (c)(d)	518,581
25,000	Twenty-First Century Fox, Inc., Class A	674,500
285,000	Twenty-First Century Fox, Inc., Class B	7,714,950
206,854	Web.com Group, Inc. (c)(d)	4,360,482
		32,556,246
Utilities - 0.7%
64,211	8Point3 Energy Partners LP (c)	681,279
230,000	ITC Holdings Corp.	7,668,200
		8,349,479
Total Common Stock (Cost $344,181,577)		386,975,622

Rate

Preferred Stock - 0.5%
Information Technology - 0.5%
8,100	Samsung Electronics Co., Ltd. (Cost $8,345,861)	2.00%	6,266,515

Total Equity Securities (Cost $352,527,438)	393,242,137

Principal	Security Description	Rate	Maturity	Value

Fixed Income Securities - 21.0%
Asset Backed Obligations - 0.6%
$80,667	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (e)	2.93%	03/25/36	$62,877
55,219	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (e)	2.85	03/25/36	41,202
156,876	Banc of America Alternative Loan Trust, Series 2005-8 2CB1	6.00	09/25/35	151,510
40,570	Banc of America Funding Corp., Series 2006-E 2A1 (e)	2.85	06/20/36	33,662
186,695	Banc of America Funding Corp., Series 2006-F 1A1 (e)	2.70	07/20/36	183,450
150,914	Banc of America Funding Corp., Series 2006-H 6A1 (e)	0.41	10/20/36	118,011
85,982	Banc of America Funding Corp., Series 2007-E 4A1 (e)	2.68	07/20/47	71,077
172,785	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (e)	2.77	08/25/47	140,880
167,360	Bear Stearns ALT-A Trust, Series 2005-8 11A1 (e)	0.73	10/25/35	149,179
356,226	Bear Stearns ALT-A Trust, Series 2006-1 22A1 (e)	2.47	02/25/36	284,447
153,888	Bear Stearns ALT-A Trust, Series 2006-2 23A1 (e)	2.95	03/25/36	119,692
259,864	ChaseFlex Trust, Series 2007-1 2A9	6.00	02/25/37	223,020
277,768	Citigroup Mortgage Loan Trust, Series 2006-WF1 A2D (f)	5.38	03/25/36	202,926
105,743	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	96,183
40,530	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	35,127
See Notes to Financial Statements.	10	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Principal	Security Description	Rate	Maturity	Value
$49,890	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50%	11/25/35	$48,569
177,671	Countrywide Alternative Loan Trust, Series 2005-73CB 1A8	5.50	01/25/36	169,543
446,187	Countrywide Alternative Loan Trust, Series 2005-J12 2A1 (e)	0.46	08/25/35	302,978
221,935	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (e)	0.51	12/25/36	135,201
20,490	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1	5.25	05/25/21	19,092
217,352	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	214,908
184,961	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	155,145
164,155	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (e)	5.06	06/25/47	154,090
70,275	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (e)	2.87	09/25/47	62,448
56,578	Credit Suisse Mortgage Capital Mortgage-Backed Trust, Series 2006-8 3A1	6.00	10/25/21	55,168
198,519	Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2 A5B (f)	6.05	06/25/36	167,592
159,635	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (e)	2.79	10/25/35	140,138
186,345	HomeBanc Mortgage Trust, Series 2004-1 2A (e)	1.05	08/25/29	176,462
172,570	HSI Asset Loan Obligation Trust, Series 2007-AR2 2A1 (e)	2.77	09/25/37	140,824
177,708	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (e)	2.80	11/25/37	167,126
71,851	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (e)	2.89	09/25/36	53,563
131,664	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (e)	0.36	11/25/36	102,937
177,958	Indymac Index Mortgage Loan Trust, Series 2006-AR33 3A1 (e)	2.83	01/25/37	164,176
666,258	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (e)	2.95	05/25/36	506,704
330,706	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (e)	2.79	05/25/36	239,714
37,716	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (e)	4.62	04/25/37	34,112
161,901	Lehman XS Trust, Series 2005-6 1A1 (e)	0.45	11/25/35	112,735
256,050	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5 A1 (e)(g)	2.61	11/25/35	199,069
178,515	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1	6.00	10/25/37	149,020
296,567	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-1 1A1A (f)	6.00	03/25/47	239,285
182,341	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	151,912
139,760	Residential Accredit Loans, Inc., Series 2007-QS5 A1	5.50	03/25/37	109,892
359,733	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	267,173
See Notes to Financial Statements.	11	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Principal	Security Description	Rate	Maturity	Value
$1,094,357	Residential Asset Securitization Trust, Series 2007-A5 1A2 (e)	0.59%	05/25/37	$247,118
56,735	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (e)	2.69	04/25/47	44,938
226,430	WaMu Mortgage Pass-Through Certificates, Series 2006-AR12 2A3 (e)	1.82	10/25/36	191,123
135,366	WaMu Mortgage Pass-Through Certificates, Series 2006-AR16 1A1 (e)	2.03	12/25/36	120,512
430,076	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-7 A1A (f)	4.60	09/25/36	244,948
Total Asset Backed Obligations (Cost $5,946,154)				7,201,458

Corporate Convertible Bonds - 13.4%
Consumer Discretionary - 1.0%
4,500,000	JAKKS Pacific, Inc. (d)(g)	4.25	08/01/18	4,786,875
1,600,000	JAKKS Pacific, Inc. (d)(g)	4.88	06/01/20	1,642,000
2,850,000	M/I Homes, Inc. (d)	3.25	09/15/17	3,183,094
1,600,000	MercadoLibre, Inc.		07/01/19	1,573,000
				11,184,969
Consumer Staples - 3.6%
3,500,000	Acorda Therapeutics, Inc. (d)	1.75	06/15/21	3,176,250
4,000,000	Albany Molecular Research, Inc.	2.25	11/15/18	4,960,000
1,300,000	Array BioPharma, Inc.	3.00	06/01/20	1,287,812
1,750,000	Ascent Capital Group, Inc.	4.00	07/15/20	1,266,563
4,250,000	Carriage Services, Inc.	2.75	03/15/21	4,736,094
1,350,000	Ctrip.com International, Ltd. (d)(g)	1.00	07/01/20	1,226,813
1,800,000	Ctrip.com International, Ltd. (d)(g)	1.99	07/01/25	1,597,500
4,400,000	Depomed, Inc. (d)	2.50	09/01/21	5,247,000
4,000,000	Endologix, Inc. (d)	2.25	12/15/18	3,575,000
4,650,000	Healthways, Inc.(d)	1.50	07/01/18	4,318,687
2,500,000	Ironwood Pharmaceuticals, Inc. (d)(g)	2.25	06/15/22	2,234,375
4,600,000	Monster Worldwide, Inc. (d)(g)	3.50	10/15/19	6,330,750
1,600,000	Protalix BioTherapeutics, Inc. (d)	4.50	09/15/18	1,147,000
1,750,000	The Spectranetics Corp. (d)	2.63	06/01/34	1,327,812
				42,431,656
Energy - 0.8%
2,750,000	Clean Energy Fuels Corp. (g)	5.25	10/01/18	1,498,750
2,000,000	Helix Energy Solutions Group, Inc. (d)	3.25	03/15/32	1,642,500
1,075,000	InterOil Corp.	2.75	11/15/15	1,068,953
2,000,000	JinkoSolar Holding Co., Ltd. (d)(g)	4.00	02/01/19	1,656,250
4,650,000	Renewable Energy Group, Inc. (d)	2.75	06/15/19	4,025,156
				9,891,609
Financial - 1.2%
4,900,000	Encore Capital Group Inc (d)	3.00	07/01/20	4,884,687
4,150,000	Forestar Group, Inc. (d)	3.75	03/01/20	3,550,844
2,200,000	FXCM, Inc. (d)	2.25	06/15/18	1,738,000
4,000,000	GAIN Capital Holdings, Inc. (d)	4.13	12/01/18	3,787,500
				13,961,031
Healthcare - 0.8%
2,200,000	Emergent BioSolutions, Inc. (d)	2.88	01/15/21	2,503,875
2,300,000	Insulet Corp. (d)	2.00	06/15/19	2,127,500
4,500,000	Quidel Corp. (d)	3.25	12/15/20	4,187,813
1,000,000	VIVUS, Inc. (d)(g)	4.50	05/01/20	665,000
				9,484,188
Industrial - 1.3%
3,400,000	Altra Industrial Motion Corp.	2.75	03/01/31	3,595,500
3,050,000	Fluidigm Corp. (d)	2.75	02/01/34	2,237,938
2,500,000	Griffon Corp. (d)(g)	4.00	01/15/17	2,992,187
2,500,000	Kaman Corp. (d)(g)	3.25	11/15/17	2,939,063
4,500,000	TTM Technologies, Inc. (d)	1.75	12/15/20	3,962,812
				15,727,500
Information Technology - 1.9%
3,400,000	Avid Technology, Inc. (d)(g)	2.00	06/15/20	2,380,000
1,600,000	Envestnet, Inc. (d)	1.75	12/15/19	1,425,000
2,500,000	GT Advanced Technologies, Inc. (d)(h)	3.00	12/15/20	487,500
See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Principal	Security Description	Rate	Maturity	Value
$3,385,000	inContact, Inc. (d)(g)	2.50%	04/01/22	$2,824,360
4,000,000	Interactive Intelligence Group, Inc. (d)(g)	1.25	06/01/20	3,225,000
1,000,000	InvenSense, Inc. (d)	1.75	11/01/18	903,125
3,500,000	Photronics, Inc. (d)	3.25	04/01/16	3,622,500
5,600,000	Quantum Corp. (d)	4.50	11/15/17	4,718,000
2,000,000	Rudolph Technologies, Inc. (d)(g)	3.75	07/15/16	2,230,000
				21,815,485
Materials - 0.9%
4,100,000	Horsehead Holding Corp. (d)	3.80	07/01/17	2,757,250
3,624,000	Primero Mining Corp.	6.50	03/31/16	3,642,120
5,000,000	Silver Standard Resources, Inc. (d)(g)	2.88	02/01/33	3,803,125
				10,202,495
Telecommunication Services - 1.5%
1,750,000	Alaska Communications Systems Group, Inc.	6.25	05/01/18	1,769,688
4,500,000	Blucora, Inc.	4.25	04/01/19	4,280,625
3,000,000	InterDigital, Inc. (d)	2.50	03/15/16	3,121,875
3,500,000	Vipshop Holdings, Ltd. (d)	1.50	03/15/19	3,852,187
5,300,000	Web.com Group, Inc. (d)	1.00	08/15/18	4,995,250
				18,019,625
Utilities - 0.4%
6,000,000	EnerNOC, Inc. (d)	2.25	08/15/19	4,203,750
Total Corporate Convertible Bonds (Cost $168,917,261)				156,922,308

Corporate Non-Convertible Bonds - 4.2%
Consumer Discretionary - 1.0%
750,000	Caesars Entertainment Resort Properties, LLC	8.00	10/01/20	716,250
842,000	Hanesbrands, Inc. (d)	6.38	12/15/20	874,628
1,550,000	HD Supply, Inc.	11.00	04/15/20	1,724,375
500,000	K Hovnanian Enterprises, Inc.	11.88	10/15/15	497,500
1,000,000	K Hovnanian Enterprises, Inc.	6.25	01/15/16	990,950
2,250,000	K Hovnanian Enterprises, Inc.	8.63	01/15/17	2,158,594
829,000	L Brands, Inc.	8.50	06/15/19	972,002
1,590,000	MGM Resorts International	6.88	04/01/16	1,619,812
1,807,000	The Goodyear Tire & Rubber Co.	8.25	08/15/20	1,888,315
				11,442,426
Consumer Staples - 0.9%
3,448,000	Bumble Bee Holdings, Inc. (g)	9.00	12/15/17	3,525,580
3,025,000	Cenveo Corp. (g)	6.00	08/01/19	2,556,125
1,512,000	ConvaTec Healthcare E SA (g)	10.50	12/15/18	1,563,030
1,178,000	Dean Holding Co.	6.90	10/15/17	1,238,373
1,750,000	Monitronics International, Inc. (d)	9.13	04/01/20	1,583,750
				10,466,858
Energy - 0.2%
3,350,000	Gastar Exploration, Inc.	8.63	05/15/18	2,127,250

Financial - 0.5%
795,000	iStar, Inc.	5.88	03/15/16	803,944
1,742,000	iStar, Inc.	9.00	06/01/17	1,835,632
1,250,000	Realogy Group, LLC (g)	7.63	01/15/20	1,309,375
700,000	Realogy Group, LLC / Realogy Co-Issuer Corp. (g)	4.50	04/15/19	702,625
1,750,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (d)(g)	3.38	05/01/16	1,745,625
				6,397,201
Industrial - 0.5%
842,000	Huntington Ingalls Industries, Inc.	7.13	03/15/21	886,205
1,750,000	International Wire Group Holdings, Inc. (g)	8.50	10/15/17	1,771,875
1,665,000	Quality Distribution, LLC / QD Capital Corp.	9.88	11/01/18	1,718,904
1,026,000	Spirit AeroSystems, Inc.	6.75	12/15/20	1,064,475
				5,441,459
Information Technology - 0.3%
2,040,000	EarthLink Holdings Corp.	7.38	06/01/20	2,106,300
1,319,000	First Data Corp. (g)	6.75	11/01/20	1,381,653
				3,487,953

Telecommunication Services - 0.8%
733,000	Entercom Radio, LLC	10.50	12/01/19	771,483
1,290,000	FairPoint Communications, Inc. (g)	8.75	08/15/19	1,346,437
1,250,000	iHeartCommunications, Inc.	9.00	12/15/19	1,079,688
1,630,000	Level 3 Financing, Inc.	8.63	07/15/20	1,707,425
See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Principal	Security Description	Rate	Maturity	Value
$1,602,000	Nielsen Finance LLC / Nielsen Finance Co. (d)	4.50%	10/01/20	$1,612,012
425,000	Spanish Broadcasting System, Inc. (g)	12.50	04/15/17	435,094
2,500,000	Windstream Services, LLC	7.88	11/01/17	2,601,575
				9,553,714
Total Corporate Non-Convertible Bonds (Cost $51,683,577)				48,916,861

Exchange Traded Notes - 0.0%
13,000	iPATH S&P 500 VIX Mid-Term Futures ETN (c)(d) (Cost $555,370)	169,130

Syndicated Loans - 0.7%
2,951,809	Arch Coal, Inc. (e)	6.25	05/16/18	1,689,911
1,481,013	Atlas Iron, Ltd. (e)	8.75	12/10/17	496,139
4,000,000	Energy Future Intermediate Holding Co., LLC (e)	4.25	06/19/16	3,995,000
1,370,537	WideOpenWest Finance, LLC (e)	3.75	07/17/17	1,366,539
Total Syndicated Loans (Cost $9,787,604)				7,547,589

U.S. Government & Agency Obligations - 2.1%
U.S. Treasury Securities - 2.1%
25,000,000	U.S. Treasury Bill (i) (Cost $24,987,750)	0.18	01/07/16	24,999,925
Total Fixed Income Securities (Cost $261,877,716)				245,757,271

Shares	Security Description	Strike Price	Exp. Date	Value

Warrants - 0.0%
345,057	Kinder Morgan, Inc. (c) (Cost $1,100,115)	$100.00	05/25/17	317,452

Shares	Security Description	Value

Investment Company - 11.1%
677,451	SPDR S&P 500 ETF Trust (b)(d) (Cost $77,367,110)	129,819,935

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 0.8%
Commercial Paper (i) - 0.8%
2,450,000	Arrow Electronics, Inc.	0.80%	10/27/15	2,448,585
$3,250,000	Autonation, Inc.	0.73	10/08/15	3,249,539
3,200,000	Thermo Fisher Scientific	0.62	10/15/15	3,199,228
Total Short-Term Investments (Cost $8,897,352)				8,897,352

Shares	Security Description	Value

Money Market Funds - 5.8%
64,480,914	JP Morgan 100% U.S. Treasury Money Market Fund Cap, 0.00% (e)	$64,480,914
3,408,220	JP Morgan U.S. Treasury Plus Money Market Fund, 0.00% (e)	3,408,220
Total Money Market Funds (Cost $67,889,134)		67,889,134

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 1.1%
Call Options Purchased - 0.2%
75	Baker Hughes, Inc.	$60.00	01/16	13,313
7,415	Market Vectors Gold Miners ETF	30.00	01/16	18,537
4,775	Market Vectors Gold Miners ETF	25.00	01/16	23,875
17,500	Market Vectors Gold Miners ETF	18.00	01/16	612,500
10,000	Market Vectors Gold Miners ETF	17.00	03/16	755,000
10,000	Market Vectors Gold Miners ETF	15.00	03/16	1,290,000
Total Call Options Purchased (Premiums Paid $4,606,945)				2,713,225

Put Options Purchased - 0.9%
20	iShares Russell 2000 ETF	128.00	11/15	37,890
89	OmniVision Technologies, Inc.	25.00	01/17	19,580
15	SPDR S&P 500 ETF	209.00	10/15	25,800
20	SPDR S&P 500 ETF	211.00	10/15	39,480
35	SPDR S&P 500 ETF	192.00	12/15	28,753
3,244	SPDR S&P 500 ETF	200.00	01/16	4,353,448
5,717	SPDR S&P 500 ETF	195.00	01/16	6,068,595
15	SPDR S&P 500 ETF	191.00	01/16	13,245
15	SPDR S&P 500 ETF	190.00	01/16	12,645
2,161	SPDR S&P 500 ETF	140.00	01/16	156,673
20	SPDR S&P Midcap 400 ETF	250.00	01/16	24,400
Total Put Options Purchased (Premiums Paid $11,603,994)				10,780,509

Total Purchased Options (Premiums Paid $16,210,939)	$13,493,734
Total Long Positions - 73.3% (Cost $785,869,804)*	$859,417,015
Total Short Positions - (34.2)% (Proceeds $(470,162,028))*	(400,476,089)

Total Written Options - (0.8)% (Premiums Received $(8,812,523))*	(9,378,120)

Other Assets & Liabilities, Net – 61.7%	722,470,574
Net Assets – 100.0%	$1,172,033,380
See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2015

Shares	Security Description	Value

Short Positions - (34.2)%
Common Stock - (32.2)%
Consumer Discretionary - (5.5)%
(11,437)	Cabela's, Inc.	$(521,527)
(92,200)	CarMax, Inc.	(5,469,304)
(50,700)	Carnival Corp.	(2,519,790)
(14,977)	Chuy's Holdings, Inc.	(425,347)
(47,655)	Del Frisco's Restaurant Group, Inc.	(661,928)
(19,278)	Fastenal Co.	(705,768)
(490,737)	Ford Motor Co.	(6,659,301)
(51,739)	Fox Factory Holding Corp.	(872,320)
(77,750)	Harley-Davidson, Inc.	(4,268,475)
(10,702)	Hilton Worldwide Holdings, Inc.	(245,504)
(5,142)	Hyatt Hotels Corp., Class A	(242,188)
(462,569)	JAKKS Pacific, Inc.	(3,941,088)
(7,512)	Lear Corp.	(817,155)
(34,422)	LGI Homes, Inc.	(935,934)
(1,179)	Liberty Ventures, Class A	(47,573)
(922)	Linamar Corp.	(48,328)
(10,177)	lululemon athletica, Inc.	(515,465)
(69,700)	M/I Homes, Inc.	(1,643,526)
(5,112)	Marriott International, Inc., Class A	(348,638)
(6,600)	MercadoLibre, Inc.	(600,996)
(33,748)	Mobileye NV	(1,534,859)
(9,629)	Netflix, Inc.	(994,291)
(47,655)	Noodles & Co.	(674,795)
(61,770)	PetMed Express, Inc.	(994,497)
(41,875)	Polaris Industries, Inc.	(5,019,556)
(43,760)	Rent-A-Center, Inc.	(1,061,180)
(2,050)	Six Flags Entertainment Corp.	(93,849)
(3,797)	Tesla Motors, Inc.	(943,175)
(26,880)	The Home Depot, Inc.	(3,104,371)
(2,640)	The Priceline Group, Inc.	(3,265,310)
(57,186)	Titan International, Inc.	(377,999)
(59,600)	Tractor Supply Co.	(5,025,472)
(17,450)	Ulta Salon Cosmetics & Fragrance, Inc.	(2,850,457)
(48,750)	Under Armour, Inc., Class A	(4,718,025)
(12,839)	Wynn Resorts, Ltd.	(682,008)
(27,263)	Yum! Brands, Inc.	(2,179,677)
		(65,009,676)

Consumer Staples - (3.1)%
(46,300)	Acorda Therapeutics, Inc.	(1,227,413)
(185,300)	Albany Molecular Research, Inc.	(3,227,926)
(40,847)	Amira Nature Foods, Ltd.	(225,476)
(16,339)	Archer-Daniels-Midland Co.	(677,252)
(123,700)	Array BioPharma, Inc.	(564,072)
(4,400)	Ascent Capital Group, Inc., Class A	(120,472)
(16,226)	Avis Budget Group, Inc.	(708,752)
(10,892)	B&G Foods, Inc.	(397,013)
(54,140)	Blue Buffalo Pet Products, Inc.	(969,647)
(132,300)	Carriage Services, Inc.	(2,856,357)
(44,348)	Cenveo, Inc.	(83,374)
(16,049)	Ctrip.com International, Ltd., ADR	(1,013,976)
(57,186)	Darling Ingredients, Inc.	(642,771)
(32,951)	DavidsTea, Inc.	(516,013)
(171,200)	Depomed, Inc.	(3,227,120)
(53,000)	Endologix, Inc.	(649,780)
(1,961)	ExamWorks Group, Inc.	(57,340)
(9,818)	General Mills, Inc.	(551,084)
(95,500)	Healthways, Inc.	(1,061,960)
(5,446)	Ingredion, Inc.	(475,490)
(99,300)	Ironwood Pharmaceuticals, Inc.	(1,034,706)
(665,800)	Monster Worldwide, Inc.	(4,274,436)
(482,561)	Pacific Biosciences of California, Inc.	(1,766,173)
(24,547)	Pilgrim's Pride Corp.	(510,087)
(83,400)	Protalix BioTherapeutics, Inc.	(98,412)
(8,837)	Sanderson Farms, Inc.	(605,953)
(21,274)	SodaStream International, Ltd.	(292,730)
(32,453)	Teladoc, Inc.	(723,377)
(12,254)	The Andersons, Inc.	(417,371)
(24,508)	The Chefs' Warehouse, Inc.	(347,033)
(69,900)	The Estee Lauder Cos., Inc.	(5,639,532)
(27,231)	The Fresh Market, Inc.	(615,148)
(27,900)	The Spectranetics Corp.	(328,941)
(7,096)	TreeHouse Foods, Inc.	(551,998)
		(36,459,185)

Energy - (1.9)%
(2,366)	Bristow Group, Inc.	(61,895)
(106,800)	Cheniere Energy, Inc.	(5,158,440)
(37,800)	Clean Energy Fuels Corp.	(170,100)
(98,000)	DCP Midstream Partners LP	(2,369,640)
(216,800)	Energy Transfer Equity LP	(4,511,608)
(25,000)	Gastar Exploration, Inc.	(28,750)
(13,500)	Helix Energy Solutions Group, Inc.	(64,665)
(15,550)	JinkoSolar Holding Co., Ltd., ADR	(341,167)
(172,167)	Kinder Morgan, Inc.	(4,765,582)
(76,200)	MarkWest Energy Partners LP	(3,269,742)
(247,439)	Renewable Energy Group, Inc.	(2,048,795)
		(22,790,384)

Financial - (8.5)%
(5,655,000)	Agricultural Bank of China, Ltd., Class H	(2,137,941)
(38,006)	Altisource Portfolio Solutions SA	(906,063)
(1,055)	Altisource Residential Corp. REIT	(14,686)
(27,900)	Ameriprise Financial, Inc.	(3,044,727)
(405,000)	Banco Santander SA, ADR	(2,138,400)
(385,450)	Bank of America Corp.	(6,005,311)
(5,117,000)	Bank of China, Ltd., Class H	(2,198,645)
(4,707,000)	Bank of Communications Co., Ltd., Class H	(3,261,474)
(5,600,000)	China CITIC Bank Corp., Ltd., Class H	(3,244,366)
(4,050,000)	China Construction Bank Corp., Class H	(2,691,273)
(2,623,000)	China Galaxy Securities Co., Ltd., Class H	(1,841,165)
(1,455,000)	China Merchants Bank Co., Ltd., Class H	(3,510,752)
(585,000)	CITIC Securities Co., Ltd., Class H	(1,041,671)
(116,800)	Citigroup, Inc.	(5,794,448)
(122,300)	Deutsche Bank AG	(3,297,208)
(69,110)	Encore Capital Group, Inc.	(2,557,070)
(204,300)	Erste Group Bank AG	(5,921,706)
(87,980)	Forestar Group, Inc.	(1,156,937)
(27,100)	FXCM, Inc., Class A	(23,577)
(145,400)	GAIN Capital Holdings, Inc.	(1,058,512)
(4,230,000)	Industrial & Commercial Bank of China, Ltd., Class H	(2,434,281)
(2,238,500)	Intesa Sanpaolo SpA	(7,894,100)
(11,683)	National Bank of Canada	(372,945)
(32,939)	Noah Holdings, Ltd., ADR	(773,737)
(744,000)	Nordea Bank AB	(8,284,494)
(341,675)	OTP Bank PLC	(6,582,546)
(5,047)	Royal Bank of Canada	(279,069)
See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2015

Shares	Security Description	Value

(44,992)	Santander Consumer USA Holdings, Inc.	$(918,737)
(380,500)	Swedbank AB, Class A	(8,405,600)
(104,500)	The Charles Schwab Corp.	(2,984,520)
(7,316)	The Toronto-Dominion Bank	(288,364)
(1,304,764)	UniCredit SpA	(8,120,741)
(20,729)	World Acceptance Corp.	(556,366)
		(99,741,432)

Healthcare - (0.3)%
(43,700)	Emergent BioSolutions, Inc.	(1,245,013)
(21,700)	Insulet Corp.	(562,247)
(76,100)	Quidel Corp.	(1,436,768)
(22,323)	VIVUS, Inc.	(36,610)
		(3,280,638)

Industrial - (5.9)%
(11,225)	3M Co.	(1,591,368)
(3,461)	AECOM	(95,212)
(12,254)	AGCO Corp.	(571,404)
(74,500)	Altra Industrial Motion Corp.	(1,722,440)
(130,900)	Atlas Copco AB, Class A	(3,145,060)
(39,338)	Briggs & Stratton Corp.	(759,617)
(61,750)	Caterpillar, Inc.	(4,035,980)
(6,808)	Deere & Co.	(503,792)
(66,607)	Eaton Corp. PLC	(3,416,939)
(39,975)	Emerson Electric Co.	(1,765,696)
(13,755)	Fluidigm Corp.	(111,553)
(20,281)	Garmin, Ltd.	(727,682)
(250,500)	General Electric Co.	(6,317,610)
(3,332)	Graphic Packaging Holding Co.	(42,616)
(129,240)	Griffon Corp.	(2,038,115)
(7,366)	Huntington Ingalls Industries, Inc.	(789,267)
(52,600)	Kaman Corp.	(1,885,710)
(725)	Landstar System, Inc.	(46,016)
(18,318)	MasTec, Inc.	(289,974)
(334,700)	Sandvik AB	(2,847,166)
(135,924)	Sensata Technologies Holding NV	(6,026,870)
(134,100)	SKF AB, Class B	(2,462,520)
(103,500)	Spirit AeroSystems Holdings, Inc., Class A	(5,003,190)
(7,673)	Stoneridge, Inc.	(94,685)
(130,700)	Textron, Inc.	(4,919,548)
(50,400)	The Boeing Co.	(6,599,880)
(30,300)	The Middleby Corp.	(3,187,257)
(299,100)	TTM Technologies, Inc.	(1,863,393)
(6,263)	Valmont Industries, Inc.	(594,296)
(153,300)	Wartsila OYJ Abp	(6,075,917)
		(69,530,773)

Information Technology - (5.2)%
(207,000)	ACI Worldwide, Inc.	(4,371,840)
(71,150)	Akamai Technologies, Inc.	(4,913,619)
(13,225)	Alliance Data Systems Corp.	(3,425,010)
(59,162)	Amber Road, Inc.	(249,664)
(40,321)	Appfolio, Inc., Class A	(679,409)
(106,950)	Autodesk, Inc.	(4,720,773)
(145,451)	Avid Technology, Inc.	(1,157,790)
(32,491)	Benefitfocus, Inc.	(1,015,344)
(18,719)	CGI Group, Inc., Class A	(677,815)
(53,300)	Cornerstone OnDemand, Inc.	(1,758,900)
(39,901)	Cree, Inc.	(966,801)
(76,906)	Demandware, Inc.	(3,974,502)
(11,100)	Envestnet, Inc.	(332,667)
(130,466)	Fortinet, Inc.	(5,542,196)
(31,496)	Hortonworks, Inc.	(689,447)
(136,100)	inContact, Inc.	(1,022,111)
(47,600)	Intel Corp.	(1,434,664)
(49,902)	Interactive Intelligence Group, Inc.	(1,482,588)
(13,300)	InvenSense, Inc.	(123,557)
(71,296)	MINDBODY, Inc., Class A	(1,114,356)
(42,378)	NetApp, Inc.	(1,254,389)
(53,000)	NetSuite, Inc.	(4,446,700)
(21,677)	Open Text Corp.	(970,046)
(69,400)	Photronics, Inc.	(628,764)
(62,961)	PROS Holdings, Inc.	(1,393,957)
(1,651,100)	Quantum Corp.	(1,151,312)
(73,009)	Rudolph Technologies, Inc.	(908,962)
(43,249)	SanDisk Corp.	(2,349,718)
(39,087)	Seagate Technology PLC	(1,751,098)
(10,631)	Skyworks Solutions, Inc.	(895,237)
(44,800)	Tableau Software, Inc., Class A	(3,574,144)
(21,045)	VeriSign, Inc.	(1,484,935)
		(60,462,315)

Materials - (0.7)%
(48,252)	AgroFresh Solutions, Inc.	(383,121)
(53,101)	American Vanguard Corp.	(613,848)
(43,569)	CVR Partners LP	(407,370)
(14,977)	FMC Corp.	(507,870)
(121,600)	Horsehead Holding Corp.	(369,664)
(11,178)	Kaiser Aluminum Corp.	(897,035)
(1,107,621)	Mexichem SAB de CV	(2,722,385)
(32,678)	Platform Specialty Products Corp.	(413,377)
(22,911)	Potash Corp. of Saskatchewan, Inc.	(470,821)
(106,400)	Silver Standard Resources, Inc.	(693,728)
(15,383)	The Mosaic Co.	(478,565)
		(7,957,784)

Telecommunication Services - (1.0)%
(3,300)	Alaska Communications Systems Group, Inc.	(7,227)
(66,700)	Blucora, Inc.	(918,459)
(465,083)	Globalstar, Inc.	(730,180)
(40,805)	GrubHub, Inc.	(993,194)
(15,800)	InterDigital, Inc.	(799,480)
(46,042)	Marketo, Inc.	(1,308,513)
(55,005)	Pandora Media, Inc.	(1,173,807)
(12,326)	Splunk, Inc.	(682,244)
(148,308)	TrueCar, Inc.	(772,685)
(41,371)	Twitter, Inc.	(1,114,535)
(107,500)	Vipshop Holdings, Ltd., ADR	(1,806,000)
(50,900)	Web.com Group, Inc.	(1,072,972)
		(11,379,296)

Utilities - (0.1)%
(88,800)	EnerNOC, Inc.	(701,520)

Total Common Stock (Proceeds $(446,190,992))	(377,313,003)

Investment Companies - (2.0)%
(7,157)	Industrial Select Sector SPDR Fund	(357,063)
(7,195)	iShares 20+ Year Treasury Bond ETF	(888,870)
(31,599)	iShares MSCI Canada ETF	(726,777)
(136)	iShares Nasdaq Biotechnology ETF	(41,253)
(14,006)	iShares Russell 2000 ETF	(1,529,455)
See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2015

Shares	Security Description	Value

(16,762)	iShares U.S. Real Estate ETF	$(1,189,264)
(8,609)	SPDR Barclays High Yield Bond ETF	(306,997)
(94,575)	SPDR S&P 500 ETF Trust	(18,123,407)

Total Investment Companies (Proceeds $(23,971,036))	(23,163,086)

Total Short Positions - (34.2)% (Proceeds $(470,162,028))	$(400,476,089)
See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2015

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.8)%

Call Options Written - (0.1)%
(278)	Accenture PLC, Class A	$100.00	01/16	$(94,520)
(511)	American Airlines Group, Inc.	50.00	01/17	(160,965)
(239)	American Express Co.	100.00	01/16	(1,434)
(304)	American International Group, Inc.	65.00	01/16	(15,504)
(629)	American International Group, Inc.	55.00	01/16	(254,745)
(1)	Arch Coal, Inc.	7.00	10/15	(1)
(1)	Arch Coal, Inc.	6.00	10/15	(13)
(30)	Arch Coal, Inc.	5.00	10/15	(420)
(30)	Arch Coal, Inc.	4.50	10/15	(600)
(24)	Arch Coal, Inc.	4.00	10/15	(720)
(60)	Arch Coal, Inc.	1.00	10/15	(60)
(117)	Arch Coal, Inc.	0.50	10/15	(1,229)
(1,190)	Bank of America Corp.	22.00	01/16	(1,190)
(433)	Citigroup, Inc.	65.00	01/16	(3,464)
(215)	Colgate-Palmolive Co.	75.00	01/16	(2,365)
(110)	Costco Wholesale Corp.	155.00	01/16	(22,440)
(190)	Gastar Exploration, Inc.	2.50	12/15	(190)
(908)	General Motors Co.	42.00	01/16	(2,724)
(27)	Google, Inc., Class C	545.00	01/16	(213,300)
(542)	JPMorgan Chase & Co.	70.00	01/16	(20,596)
(215)	Lowe's Cos., Inc.	75.00	01/16	(24,510)
(88)	McDonald's Corp.	105.00	01/16	(14,080)
(110)	Nike, Inc., Class B	105.00	01/16	(215,600)
(172)	The Home Depot, Inc.	115.00	01/16	(101,480)
(32)	The Sherwin-Williams Co.	300.00	01/16	(1,040)
(181)	Viacom, Inc., Class B	80.00	01/16	(181)
(165)	Walter Energy, Inc.	1.00	01/16	(4,125)
(110)	Yum! Brands, Inc.	80.00	01/16	(63,800)

Total Call Options Written (Premiums Received $(1,491,757))				(1,221,296)
Put Options Written - (0.7)%
(366)	Abbott Laboratories	42.00	01/16	(131,760)
(409)	American Airlines Group, Inc.	30.00	01/17	(127,199)
(183)	American Express Co.	82.50	01/16	(180,621)
(768)	American International Group, Inc.	40.00	01/17	(122,880)
(187)	Apple, Inc.	135.00	01/16	(491,810)
(1,447)	Bank of America Corp.	12.00	01/16	(26,046)
(228)	Bed Bath & Beyond, Inc.	70.00	01/16	(308,256)
(222)	Berkshire Hathaway, Inc., Class B	135.00	01/16	(181,374)
(512)	CarMax, Inc.	57.50	01/16	(174,080)
(715)	Corning, Inc.	20.00	01/16	(233,805)
(172)	CVS Health Corp.	87.50	01/16	(36,980)
(256)	Ensco PLC	35.00	01/16	(542,720)
(863)	Expeditors International of Washington, Inc.	38.00	01/16	(47,465)
(196)	Express Scripts Holding Co.	72.50	01/16	(36,064)
(695)	General Electric Co.	23.00	01/16	(43,785)
(26)	Google, Inc., Class C	470.00	01/16	(12,480)
(377)	Halliburton Co.	45.00	01/16	(382,655)
(146)	Harley-Davidson, Inc.	50.00	01/16	(23,944)
(108)	International Business Machines Corp.	140.00	01/16	(60,480)
(20)	iShares Russell 2000 ETF	113.00	11/15	(11,720)
(350)	Joy Global, Inc.	15.00	01/17	(133,000)
(215)	JPMorgan Chase & Co.	50.00	01/16	(19,565)
(254)	Kohl's Corp.	57.50	01/16	(302,260)
(299)	Kohl's Corp.	50.00	01/16	(165,945)
(226)	Kohl's Corp.	45.00	01/16	(61,020)
(228)	National Oilwell Varco, Inc.	60.00	01/16	(519,840)
(226)	QUALCOMM, Inc.	67.50	01/16	(327,022)
(204)	Schlumberger, Ltd.	70.00	01/16	(108,528)
(14)	SPDR S&P 500 ETF	201.00	10/15	(13,440)
(20)	SPDR S&P 500 ETF	196.00	10/15	(12,600)
(35)	SPDR S&P 500 ETF	165.00	12/15	(6,387)
(3,573)	SPDR S&P 500 ETF	183.00	01/16	(2,150,947)
(15)	SPDR S&P 500 ETF	180.00	01/16	(7,800)
(15)	SPDR S&P 500 ETF	179.00	01/16	(7,230)
(20)	SPDR S&P Midcap 400 ETF	220.00	01/16	(8,500)
(829)	Sprint Corp.	5.00	01/16	(117,718)
(435)	Target Corp.	67.50	01/16	(45,240)
(534)	The Bank of New York Mellon Corp.	32.00	01/16	(25,632)
(771)	The Coca-Cola Co.	40.00	01/16	(119,505)
(129)	The Walt Disney Co.	85.00	01/16	(17,028)
(114)	Time Warner, Inc.	72.50	01/16	(74,100)
(151)	United Parcel Service, Inc., Class B	100.00	01/16	(85,315)
See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2015

Contracts	Security Description	Strike Price	Exp. Date	Value

(536)	Verizon Communications, Inc.	$43.00	01/16	$(111,220)
(114)	Viacom, Inc., Class B	60.00	01/16	(197,220)
(183)	Wal-Mart Stores, Inc.	80.00	01/16	(290,970)
(396)	Wells Fargo & Co.	47.00	01/16	(52,668)

Total Put Options Written (Premiums Received $(7,320,766))	(8,156,824)

Total Written Options - (0.8)% (Premiums Received $(8,812,523))	$(9,378,120)

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2015

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Subject to call option written by the Fund.
(b)	Subject to put option written by the Fund.
(c)	Non-income producing security.
(d)	All or a portion of this security is held as collateral for securities sold short.

(e)	Variable rate security. Rate presented is as of September 30, 2015.
(f)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of September 30, 2015.
(g)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $58,568,536 or 5.0% of net assets.
(h)	Security is currently in default and is on scheduled interest or principal payment.
(i)	Rate presented is yield to maturity.
At September 30, 2015, the Fund held the following credit default swap agreements:
Credit Default Swaps - Buy Protection
ACounterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 09/30/15(1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Barclays	Macy's Inc, 7.45%, 07/15/17	1.00%	12/20/20	1.33%	$10,000,000	$32,097
Barclays	Xerox Corp, 6.35%, 05/15/18	1.00	12/20/20	1.54	5,000,000	36,434
BNP Paribas	Dow Chemical Co, 7.38%, 11/01/29	1.00	09/20/20	1.17	5,000,000	62,970
BNP Paribas	Host Hotels & Resorts, Inc., 4.75%, 03/01/23	1.00	12/20/20	1.35	10,000,000	(22,901)
BNP Paribas	Ryder System, Inc., 2.55%, 06/01/19	1.00	12/20/20	0.55	5,000,000	(8,362)
BNP Paribas	Ryder System, Inc., 6.95%, 12/01/25	1.00	09/20/20	0.52	5,000,000	(10,481)
Goldman Sachs & Co.	Dow Chemical Co, 7.38%, 11/01/29	1.00	09/20/20	1.17	5,000,000	60,615
Goldman Sachs & Co.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	09/20/20	1.14	5,000,000	70,230
Goldman Sachs & Co.	GATX Crop, 6.00%, 02/15/18	1.00	12/20/20	1.28	5,000,000	(14,325)
Goldman Sachs & Co.	Ryder System, Inc., 6.95%, 12/01/25	1.00	09/20/20	0.52	10,000,000	(31,897)
						$174,380

(1)
Credit spreadsare an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into contract.

FA
At September 30, 2015, the Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
225	Silver Future	01/04/16	$16,365,800	$(33,050)
(2,300)	NASDAQ 100 Emini Future	12/22/15	(198,181,732)	6,683,732
(1,700)	S&P 500 Emini Future	12/22/15	(165,444,973)	3,201,223
(30)	U.S. 10-Year Treasury Note Future	01/04/16	(3,809,532)	(52,499)
(140)	U.S. 5-Year Treasury Note Future	01/10/16	(16,713,592)	(158,596)
			$(367,784,029)	$9,640,810
See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2015

As of September 30, 2015, the Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase		Settlement Date	Settlement Value	Net Unrealized Appreciation
J.P. Morgan Securities, LLC	36,759,742	Mexican Peso	10/01/15	$(2,151,580)	$22,922
	37,092,129	Mexican Peso	10/02/15	(2,178,302)	15,862
					$38,784

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$201,549,056
Gross Unrealized Depreciation	(58,881,503)
Net Unrealized Appreciation	$142,667,553

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2015.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Consumer Discretionary	$51,323,581	$-	$-	$51,323,581
Consumer Staples	102,525,590	-	-	102,525,590
Energy	30,641,333	-	-	30,641,333
Financial	53,908,778	-	-	53,908,778
Healthcare	9,889,317	-	-	9,889,317
Industrial	46,560,989	-	-	46,560,989
Information Technology	27,736,225	-	-	27,736,225
Materials	23,484,084	-	-	23,484,084
Telecommunication Services	32,556,246	-	-	32,556,246
Utilities	8,349,479	-	-	8,349,479
Preferred Stock
Information Technology	6,266,515	-	-	6,266,515
Asset Backed Obligations	-	7,201,458	-	7,201,458
Corporate Convertible Bonds	-	156,922,308	-	156,922,308
Corporate Non-Convertible Bonds	-	48,916,861	-	48,916,861
Exchange Traded Notes	169,130	-	-	169,130
Syndicated Loans	-	7,547,589	-	7,547,589
U.S. Government & Agency Obligations	-	24,999,925	-	24,999,925
Money Market Funds	-	67,889,134	-	67,889,134
Warrants	317,452	-	-	317,452
Investment Company	129,819,935	-	-	129,819,935
Commercial Paper	-	8,897,352	-	8,897,352
Purchased Options	751,945	12,741,789	-	13,493,734
Total Investments At Value	$524,300,599	$335,116,416	$-	$859,417,015

Other Financial Instruments**
Credit Default Swaps	-	262,346	-	262,346
Forward Currency Contracts	-	38,784	-	38,784
Futures	9,884,955	-	-	9,884,955
Total Other Financial Instruments**	$9,884,955	$301,130	$-	$10,186,085
Total Assets	$534,185,554	$335,417,546	$-	$869,603,100
See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2015

Level 1	Level 2	Level 3	Total

Liabilities

Securities Sold Short

Common Stock	$(377,313,003)	$-	$-	$(377,313,003)
Investment Companies	(23,163,086)	-	-	(23,163,086)
Total Securities Sold Short	$(400,476,089)	$-	$-	$(400,476,089)
Other Financial Instruments**

Credit Default Swaps	-	(87,966)	-	(87,966)
Futures	(244,145)	-	-	(244,145)
Written Options	(9,378,120)	-	-	(9,378,120)
Total Other Financial Instruments**	$(99,622,265)	$(87,966)	$-	$(9,710,231)
Total Liabilities	$(410,098,354)	$(87,966)	$-	$(410,186,320)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps, forward currency contracts and futures, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.
Corporate Convertible Bonds

Balance as of 03/31/15	$30,000
Accrued Accretion/(Amortization)	(28,137)
Realized Gain / (Loss)	945,637
Sales	(947,500)
Balance as of 9/30/15	$-
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND PORTFOLIO HOLDINGS SUMMARY SEPTEMBER 30, 2015

Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds	45.5%
Corporate Non-Convertible Bonds	36.1%
Short-Term Investments	5.6%
Purchased Options	0.3%
Short Positions
Equity Securities	-16.6%
Written Options	-0.1%
Other Assets less Liabilities*	29.2%
100.0%

*
Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 18.8% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

AFA
See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Principal	Security Description	Rate	Maturity	Value

Long Positions - 87.5%
Fixed Income Securities - 81.6%
Corporate Convertible Bonds - 45.5%
Consumer Discretionary - 3.0%
$150,000	Ctrip.com International, Ltd. (a)(b)	1.00%	07/01/20	$136,313
200,000	Ctrip.com International, Ltd. (a)(b)	1.99	07/01/25	177,500
400,000	JAKKS Pacific, Inc. (a)(b)	4.88	06/01/20	410,500
230,000	M/I Homes, Inc. (b)	3.25	09/15/17	256,881
150,000	MercadoLibre, Inc.		07/01/19	147,469
				1,128,663
Consumer Staples - 15.2%
500,000	Acorda Therapeutics, Inc. (b)	1.75	06/15/21	453,750
300,000	Albany Molecular Research, Inc. (b)	2.25	11/15/18	372,000
350,000	Array BioPharma, Inc. (b)	3.00	06/01/20	346,719
250,000	Ascent Capital Group, Inc. (b)	4.00	07/15/20	180,938
750,000	Carriage Services, Inc. (b)	2.75	03/15/21	835,781
500,000	Depomed, Inc. (b)	2.50	09/01/21	596,250
650,000	Endologix, Inc. (b)	2.25	12/15/18	580,937
500,000	Healthways, Inc. (b)	1.50	07/01/18	464,375
500,000	Ironwood Pharmaceuticals, Inc. (a)(b)	2.25	06/15/22	446,875
900,000	Monster Worldwide, Inc. (a)(b)	3.50	10/15/19	1,238,625
300,000	Protalix Bio-Therapeutics, Inc. (b)	4.50	09/15/18	215,062
				5,731,312
Energy - 2.8%
320,000	Clean Energy Fuels Corp. (a)(b)	5.25	10/01/18	174,400
300,000	Helix Energy Solutions Group, Inc. (b)	3.25	03/15/32	246,375
325,000	InterOil Corp.	2.75	11/15/15	323,172
350,000	Renewable Energy Group, Inc. (b)	2.75	06/15/19	302,969
				1,046,916
Financial - 3.1%
570,000	Encore Capital Group Inc (b)	3.00	07/01/20	568,218
350,000	Forestar Group, Inc. (b)	3.75	03/01/20	299,469
400,000	FXCM, Inc. (b)	2.25	06/15/18	316,000
				1,183,687

Healthcare - 4.1%
400,000	Emergent BioSolutions, Inc. (b)	2.88	01/15/21	455,250
400,000	Insulet Corp. (b)	2.00	06/15/19	370,000
750,000	Quidel Corp. (b)	3.25	12/15/20	697,969
				1,523,219
Industrial - 4.2%
300,000	Altra Industrial Motion Corp. (b)	2.75	03/01/31	317,250
500,000	Fluidigm Corp. (b)	2.75	02/01/34	366,875
1,000,000	TTM Technologies, Inc. (b)	1.75	12/15/20	880,625
				1,564,750
Information Technology - 5.6%
600,000	Avid Technology, Inc. (a)(b)	2.00	06/15/20	420,000
300,000	Envestnet, Inc. (b)	1.75	12/15/19	267,188
400,000	inContact, Inc. (a)(b)	2.50	04/01/22	333,750
500,000	Interactive Intelligence Group, Inc. (a)(b)	1.25	06/01/20	403,125
300,000	InvenSense, Inc. (b)	1.75	11/01/18	270,937
500,000	Quantum Corp. (b)	4.50	11/15/17	421,250
				2,116,250
Materials - 1.4%
325,000	Horsehead Holding Corp. (b)	3.80	07/01/17	218,563
400,000	Silver Standard Resources, Inc. (a)(b)	2.88	02/01/33	304,250
				522,813
Telecommunication Services - 4.2%
500,000	Blucora, Inc. (b)	4.25	04/01/19	475,625
500,000	Vipshop Holdings, Ltd. (b)	1.50	03/15/19	550,312
600,000	Web.com Group, Inc. (b)	1.00	08/15/18	565,500
				1,591,437
Utilities - 1.9%
1,000,000	EnerNOC, Inc. (b)	2.25	08/15/19	700,625
Total Corporate Convertible Bonds (Cost $18,440,034)				17,109,672

Corporate Non-Convertible Bonds - 36.1%
Consumer Discretionary - 8.8%
213,000	Hanesbrands, Inc.	6.38	12/15/20	221,254
800,000	HD Supply, Inc.	11.00	04/15/20	890,000
567,000	K Hovnanian Enterprises, Inc.	11.88	10/15/15	564,165
495,000	K Hovnanian Enterprises, Inc.	7.50	05/15/16	488,070
199,000	L Brands, Inc.	8.50	06/15/19	233,328
See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Principal	Security Description	Rate	Maturity	Value

$410,000	MGM Resorts International	6.88%	04/01/16	$417,687
480,000	The Goodyear Tire & Rubber Co.	8.25	08/15/20	501,600
				3,316,104
Consumer Staples - 6.3%
1,000,000	Bumble Bee Holdings, Inc. (a)	9.00	12/15/17	1,022,500
785,000	Cenveo Corp. (a)	6.00	08/01/19	663,325
382,000	ConvaTec Healthcare E SA (a)	10.50	12/15/18	394,892
282,000	Dean Holding Co.	6.90	10/15/17	296,453
				2,377,170
Energy - 1.7%
1,000,000	Gastar Exploration, Inc.	8.63	05/15/18	635,000

Financial - 4.5%
205,000	iStar, Inc.	5.88	03/15/16	207,306
467,000	iStar, Inc.	9.00	06/01/17	492,102
500,000	Realogy Group, LLC (a)	7.63	01/15/20	523,750
500,000	Realogy Group, LLC / The Sunshine Group Florida, Ltd. (a)(b)	3.38	05/01/16	498,750
				1,721,908
Industrial - 4.3%
212,000	Huntington Ingalls Industries, Inc.	7.13	03/15/21	223,130
650,000	International Wire Group Holdings, Inc. (a)	8.50	10/15/17	658,125
452,000	Quality Distribution, LLC / QD Capital Corp.	9.88	11/01/18	466,633
253,000	Spirit AeroSystems, Inc.	6.75	12/15/20	262,488
				1,610,376
Information Technology - 2.7%
650,000	EarthLink Holdings Corp.	7.38	06/01/20	671,125
326,000	First Data Corp. (a)	6.75	11/01/20	341,485
				1,012,610
Telecommunication Services - 7.8%
181,000	Entercom Radio, LLC	10.50	12/01/19	190,503
750,000	FairPoint Commun-ications, Inc. (a)	8.75	08/15/19	782,812
500,000	iHeartCommunications, Inc.	9.00	12/15/19	431,875
442,000	Level 3 Financing, Inc.	8.63	07/15/20	462,995
388,000	Nielsen Finance LLC / Nielsen Finance Co.	4.50	10/01/20	390,425
650,000	Windstream Services, LLC	7.88	11/01/17	676,409
				2,935,019

Total Corporate Non-Convertible Bonds (Cost $14,213,060)	13,608,187

Total Fixed Income Securities (Cost $32,653,094)	30,717,859

Short-Term Investments - 5.6%
Commercial Paper (c) - 5.6%
550,000	Arrow Electronics, Inc.	0.81	10/27/15	549,682
750,000	Autonation, Inc.	0.73	10/08/15	749,894
800,000	Thermo Fisher Scientific	0.62	10/15/15	799,807

Total Commercial Paper (Cost $2,099,383)	2,099,383

Total Short-Term Investments (Cost $2,099,383)	2,099,383

Contracts	Security Description	Strike Price	Exp. Date	Value

Purchased Options - 0.3%
Put Options Purchased - 0.3%
90	SPDR S&P 500 ETF	$199.00	10/15	76,275
30	SPDR S&P 500 ETF	203.00	11/15	39,015

Total Put Options Purchased (Premiums Paid $46,261)	115,290

Total Purchased Options (Premiums Paid $46,261)	115,290

Total Long Positions - 87.5% (Cost $34,798,738)*	$32,932,532

Total Short Positions - (16.6)% (Proceeds $(7,931,524))*	(6,244,951)

Total Written Options - (0.1)% (Premiums Received $(20,794))*	(24,335)
Other Assets & Liabilities, Net - 29.2%	10,988,164
Net Assets – 100.0%	$37,651,410
See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2015

Shares	Security Description	Value

Short Positions - (16.6)%
Common Stock - (16.6)%
Consumer Discretionary - (1.4)%
(1,760)	Ctrip.com International, Ltd., ADR	$(111,197)
(28,754)	JAKKS Pacific, Inc.	(244,984)
(5,693)	M/I Homes, Inc.	(134,241)
(592)	MercadoLibre, Inc.	(53,907)
		(544,329)

Consumer Staples - (7.4)%
(6,628)	Acorda Therapeutics, Inc.	(175,708)
(14,008)	Albany Molecular Research, Inc.	(244,019)
(33,300)	Array BioPharma, Inc.	(151,848)
(680)	Ascent Capital Group, Inc., Class A	(18,619)
(23,300)	Carriage Services, Inc.	(503,047)
(17,102)	Cenveo, Inc.	(32,152)
(19,469)	Depomed, Inc.	(366,991)
(8,559)	Endologix, Inc.	(104,933)
(10,231)	Healthways, Inc.	(113,769)
(19,800)	Ironwood Pharmaceuticals, Inc.	(206,316)
(131,139)	Monster Worldwide, Inc.	(841,912)
(15,668)	Protalix BioTherapeutics, Inc.	(18,488)
		(2,777,802)

Energy - (0.4)%
(700)	Clean Energy Fuels Corp.	(3,150)
(9,000)	Gastar Exploration, Inc.	(10,350)
(2,120)	Helix Energy Solutions Group, Inc.	(10,155)
(15,837)	Renewable Energy Group, Inc.	(131,130)
		(154,785)

Financial - (1.1)%
(8,057)	Encore Capital Group, Inc.	(298,109)
(7,411)	Forestar Group, Inc.	(97,455)
(4,500)	FXCM, Inc., Class A	(3,915)
		(399,479)

Healthcare - (1.5)%
(7,972)	Emergent BioSolutions, Inc.	(227,122)
(3,793)	Insulet Corp.	(98,277)
(12,812)	Quidel Corp.	(241,890)
		(567,289)

Industrial - (1.6)%
(6,593)	Altra Industrial Motion Corp.	(152,430)
(2,203)	Fluidigm Corp.	(17,866)
(66,406)	TTM Technologies, Inc.	(413,710)
		(584,006)

Information Technology - (1.4)%
(12,388)	Avid Technology, Inc.	(98,608)
(2,100)	Envestnet, Inc.	(62,937)
(16,103)	inContact, Inc.	(120,934)
(3,601)	Interactive Intelligence Group, Inc.	(106,986)
(4,000)	InvenSense, Inc.	(37,160)
(147,442)	Quantum Corp.	(102,811)
		(529,436)

Materials - (0.2)%
(10,100)	Horsehead Holding Corp.	(30,704)
(8,511)	Silver Standard Resources, Inc.	(55,492)
		(86,196)

Telecommunication Services - (1.3)%
(7,461)	Blucora, Inc.	(102,738)
(15,500)	Vipshop Holdings, Ltd., ADR	(260,400)
(5,766)	Web.com Group, Inc.	(121,547)
		(484,685)

Utilities - (0.3)%
(14,803)	EnerNOC, Inc.	(116,944)

Total Common Stock (Proceeds $(7,931,524))	(6,244,951)

Total Short Positions - (16.6)% (Proceeds $(7,931,524))	$(6,244,951)
See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND SCHEDULE OF CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2015

Contracts	Security Description	Strike Price	Exp. Date	Value

Written Options - (0.1)%

Call Options Written - (0.0)%
(50)	Gastar Exploration, Inc.	$2.50	12/15	$(50)
(75)	Walter Energy, Inc.	1.00	01/16	(1,875)

Total Call Options Written (Premiums Received $(4,861))	(1,925)
Put Options Written - (0.1)%
(90)	SPDR S&P 500 ETF	180.00	10/15	(7,830)
(30)	SPDR S&P 500 ETF	188.00	11/15	(14,580)

Total Put Options Written (Premiums Received $(15,933))	(22,410)

Total Written Options - (0.1)% (Premiums Received $(20,794))	$(24,335)
See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND NOTES TO SCHEDULE OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN SEPTEMBER 30, 2015

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LLC	Limited Liability Company
(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $8,930,977 or 23.7% of net assets.

(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Rate presented is yield to maturity.

Counterparty	Reference Entity / Obligation	Pay Rate	Termination Date	Credit Spread as of 9/30/15(1)	Notional Amount	Net Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	Dow Chemical Co, 7.38%, 11/01/29	1.00%	09/20/20	1.17%	$5,000,000	$60,615
Goldman Sachs & Co.	Eastman Chemical Co., 7.60%, 02/01/27	1.00	09/20/20	1.14	5,000,000	70,230
Goldman Sachs & Co.	Macy's Inc., 7.45%, 07/15/17	1.00	09/20/20	1.41	5,000,000	70,360
BNP Paribas	Host Hotels & Resorts, Inc., 4.75%, 03/01/23	1.00	12/20/20	1.34	5,000,000	(11,450)
BNP Paribas	Ryder System, Inc., 6.95%, 12/01/25	1.00	09/20/20	0.55	10,000,000	(21,600)
						$168,155
1
Credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into contract.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:
Gross Unrealized Appreciation	$2,337,520
Gross Unrealized Depreciation	(2,520,694)
Net Unrealized Depreciation	$(183,174)
The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2015.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Corporate Convertible Bonds	$-	$17,109,672	$-	$17,109,672
Corporate Non-Convertible Bonds	-	13,608,187	-	13,608,187
Commercial Paper	-	2,099,383	-	2,099,383
Purchased Options	-	115,290	-	115,290
Total Investments At Value	$-	$32,932,532	$-	$32,932,532
Other Financial Instruments**
Credit Default Swaps	-	201,205	-	201,205
Total Assets	$-	$33,133,737	$-	$33,133,737

Liabilities
Securities Sold Short
Common Stock	$(6,244,951)	$-	$-	$(6,244,951)
Total Securities Sold Short	$(6,244,951)	$-	$-	$(6,244,951)

Other Financial Instruments**
Written Options	(24,335)	-	-	(24,335)
Credit Default Swaps	-	(33,050)	-	(33,050)
Total Other Financial Instruments**	$(24,335)	$(33,050)	$-	$(57,385)
Total Liabilities	$(6,269,286)	$(33,050)	$-	$(6,302,336)

**
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as credit default swaps, which are valued at the unrealized appreciation/(depreciation) of the instrument. Written options are reported at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.
See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2015

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $785,869,804 and $34,798,738, respectively)	$859,417,015	$32,932,532
Deposits with brokers	334,225,337	7,060,676
Cash	357,482,791	4,027,656
Foreign currency (Cost $30,378,530 and $0, respectively)	31,357,767	-
Receivables:
Fund shares sold	3,072,005	21,861
Investment securities sold	38,045,441	459,158
Dividends and interest	4,173,667	503,011
Swap premiums paid	540,830	103,445
Unrealized gain on swap agreements	262,346	201,206
Unrealized gain on forward currency contracts	38,785	-
Prepaid expenses	67,344	15,740
Total Assets	1,628,683,328	45,325,285

LIABILITIES
Swap premiums received	501,562	273,247
Unrealized loss on swap agreements	87,965	33,051
Securities sold short, at value (Proceeds $470,162,028 and $7,931,524, respectively)	400,476,089	6,244,951
Call options written, at value (Premiums received $1,491,757 and $4,861, respectively)	1,221,296	1,925
Put options written, at value (Premiums received $7,320,766 and $15,933, respectively)	8,156,824	22,410
Payables:
Investment securities purchased	42,060,203	978,666
Fund shares redeemed	2,066,212	41,278
Dividends on securities sold short	336,279	1,004
Other	18,376	-
Accrued Liabilities:
Investment adviser fees	1,558,384	38,145
Trustees’ fees and expenses	359	59
Fund services fees	75,145	5,454
Other expenses	91,254	33,685
Total Liabilities	456,649,948	7,673,875

NET ASSETS	$1,172,033,380	$37,651,410

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF ASSETS AND LIABILITIES SEPTEMBER 30, 2015

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$972,593,735	$38,624,570
Accumulated net investment income (loss)	(11,429,620)	113,900
Accumulated net realized gain (loss)	57,407,459	(1,072,041)
Net unrealized appreciation (depreciation)	153,461,806	(15,019)
NET ASSETS	$1,172,033,380	$37,651,410

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	101,072,479	3,832,291
R Shares	2,866,086	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,140,267,939 and $37,651,410, respectively)	$11.28	$9.82
R Shares (based on net assets of $31,765,441 and $0, respectively)	$11.08	$-

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2015

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $190,566 and $0, respectively)	$6,378,968		$-
Interest income	5,039,773		587,575
Total Investment Income	11,418,741		587,575
Adviser
EXPENSES
Investment adviser fees	11,027,478		345,707
Fund services fees	410,428		25,380
Transfer agent fees:
Institutional Shares	66,703		7,459
R Shares	50,182		-
Distribution fees:
R Shares	54,543		-
Custodian fees	139,658		39,165
Registration fees:
Institutional Shares	21,444		10,559
R Shares	9,961		-
Professional fees	195,332		27,273
Trustees' fees and expenses	52,072		1,617
Dividend expense on securities sold short	4,481,241	#	6,289	#
Interest expense	1,461,999	0	330	0
Miscellaneous expenses	758,538		42,544
Total Expenses	18,729,579		506,323
Fees waived and expenses reimbursed	-		(78,374)
Net Expenses	18,729,579		427,949

NET INVESTMENT INCOME (LOSS)	(7,310,838)		159,626

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	95,124,986		322,825
Foreign currency transactions	283,956		-
Futures	23,191,096		12,379
Securities sold short	(13,766,194)		(338,198)
Written options	5,956,407		11,337
Swaps	38,557		(180,376)
Net realized gain (loss)	110,828,808		(172,033)

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2015

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CREDIT OPPORTUNITIES FUND
Net change in unrealized appreciation (depreciation) on:
Investments	$(135,480,278)	$(2,673,721)
Foreign currency translations	1,193,489	-
Futures	15,204,311	-
Securities sold short	42,657,718	2,001,569
Written options	(4,403,559)	(5,495)
Swaps	425,152	371,032
Net change in unrealized appreciation (depreciation)	(80,403,167)	(306,615)
NET REALIZED AND UNREALIZED GAIN (LOSS)	30,425,641	(478,648)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,114,803	$(319,022)

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND

March 31, 2014		Shares		Shares
NET ASSETS MARCH 31, 2014	$2,764,263,143	$ 2,764,263,143	$115,208,417	$115,208,417

OPERATIONS
Net investment loss	(14,918,251)		(1,207,379)
Net realized gain	228,062,972		12,299,543
Net change in unrealized appreciation (depreciation)	(194,074,237)		(7,384,562)
Increase in Net Assets Resulting from Operations	19,070,484		3,707,602

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	-		(9,289,553)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	334,071,848	29,931,356	6,223,597	573,333
R Shares	11,749,373	1,066,560	-	-
Reinvestment of distributions:
Institutional Shares	-	-	8,978,744	909,701
Redemption of shares:
Institutional Shares	(1,457,939,569)	(130,739,579)	(76,731,116)	(7,079,414)
R Shares	(29,767,032)	(2,710,123)	-	-
Decrease in Net Assets from Capital Share Transactions	(1,141,885,380)	(102,451,786)	(61,528,775)	(5,596,380)
Decrease in Net Assets	(1,122,814,896)		(67,110,726)
March 31, 2015
NET ASSETS MARCH 31, 2015 (Including line (a))	$1,641,448,247		$48,097,691

OPERATIONS
Net investment income (loss)	(7,310,838)		159,626
Net realized gain (loss)	110,828,808		(172,033)
Net change in unrealized appreciation (depreciation)	(80,403,167)		(306,615)
Increase (Decrease) in Net Assets Resulting from Operations	23,114,803		(319,022)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	-		(53,365)

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CREDIT OPPORTUNITIES FUND

		Shares		Shares
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	76,396,100	6,927,486	1,892,384	190,918
R Shares	5,656,254	516,886	-	-
Reinvestment of distributions:
Institutional Shares	-	-	52,114	5,238
Redemption of shares:
Institutional Shares	(551,444,670)	(50,128,070)	(12,018,392)	(1,211,125)
R Shares	(23,137,354)	(2,116,716)	-	-
Decrease in Net Assets from Capital Share Transactions	(492,529,670)	(44,800,414)	(10,073,894)	(1,014,969)
Decrease in Net Assets	(469,414,867)		(10,446,281)
September 30, 2015
NET ASSETS SEPTEMBER 30, 2015 (Including line (b))	$1,172,033,380		$37,651,410

(a) Accumulated net investment income (loss) March 31, 2015	$(4,118,782)		$7,639

(b) Accumulated net investment income (loss) September 30, 2015	$(11,429,620)		$113,900

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Six Months Ended September 30, 2015	2015	2014	2013	2012	2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.04	$11.01	$11.24	$11.09	$10.80	$10.66
INVESTMENT OPERATIONS
Net investment loss (a)	(0.06)	(0.08)	(0.10)	(0.10)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	0.30	0.11	(0.13)	0.25	0.45	0.20
Total from Investment Operations	0.24	0.03	(0.23)	0.15	0.36	0.18
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—	—	—	(0.02)	(0.04)
Net realized gain	—	—	—	—	(0.05)	—
Total Distributions to Shareholders	—	—	—	—	(0.07)	(0.04)
NET ASSET VALUE, End of Period	$11.28	$11.04	$11.01	$11.24	$11.09	$10.80
TOTAL RETURN	2.17	%(b)	0.27%	(2.05)%	1.35%	3.36%	1.73%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,140,268	$1,592,872	$2,697,675	$3,799,857	$3,899,319	$3,300,120
Ratios to Average Net Assets:
Net investment loss	(1.04	)%(c)	(0.70)%	(0.85)%	(0.87)%	(0.80)%	(0.20)%
Net expenses	2.71	%(c)	2.58%	2.45%	2.57%	2.58%	2.26%
Dividend and interest expenses	0.87	%(c)	0.79%	0.72%	0.84%	0.85%	0.53%
Net expenses without dividend and interest expenses	1.84	%(c)	1.79%	1.73%	1.73%	1.73%	1.73%
Gross expenses	2.71	%(c)	2.58%	2.47	%(d)	2.57%	2.58%	2.26	%(d)
PORTFOLIO TURNOVER RATE	30	%(b)	78%	75%	68%	112%	192%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Six Months Ended September 30, 2015	2015	2014	2013	2012	2011
R SHARES
NET ASSET VALUE, Beginning of Period	$10.88	$10.90	$11.18	$11.08	$10.82	$10.67
INVESTMENT OPERATIONS
Net investment loss (a)	(0.10)	(0.13)	(0.14)	(0.15)	(0.16)	(0.10)
Net realized and unrealized gain (loss)	0.30	0.11	(0.14)	0.25	0.47	0.26
Total from Investment Operations	0.20	(0.02)	(0.28)	0.10	0.31	0.16
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	—	—	—	—	(0.01)
Net realized gain	—	—	—	—	(0.05)	—
Total Distributions to Shareholders	—	—	—	—	(0.05)	(0.01)
NET ASSET VALUE, End of Period	$11.08	$10.88	$10.90	$11.18	$11.08	$10.82
TOTAL RETURN	1.84	%(b)	(0.18)%	(2.50)%	0.90%	2.87%	1.49%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$31,765	$48,577	$66,589	$88,390	$94,113	$101,868
Ratios to Average Net Assets:
Net investment loss	(1.82	)%(c)	(1.17)%	(1.23)%	(1.34)%	(1.43)%	(0.95)%
Net expenses	3.24	%(c)	3.09%	2.92%	2.98%	2.95%	2.64%
Dividend and interest expenses	0.84	%(c)	0.79%	0.73%	0.84%	0.81%	0.53%
Net expenses without dividend and interest expenses	2.40	%(c)	2.30%	2.19%	2.14%	2.14%	2.11%
Gross expenses	3.24	%(c)	3.09%	2.93	%(d)	2.98%	2.95%	2.64	%(d)
PORTFOLIO TURNOVER RATE	30	%(b)	78%	75%	68%	112%	192%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE CREDIT OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
			For the Years Ended March 31,
	For the Six Months Ended September 30, 2015		2015	2014	2013	2012	2011
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$9.92		$11.03	$11.63	$11.59	$12.41	$11.77
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.04		(0.18)	(0.22)	(0.26)	(0.25)	(0.13)
Net realized and unrealized gain (loss)	(0.13)		0.64	(0.38)	0.30	(0.21)	0.95
Total from Investment Operations	(0.09)		0.46	(0.60)	0.04	(0.46)	0.82
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.01)		—	—	—	—	—
Net realized gain	—		(1.57)	—	—	(0.36)	(0.18)
Total Distributions to Shareholders	(0.01)		(1.57)	—	—	(0.36)	(0.18)
NET ASSET VALUE, End of Period	$9.82		$9.92	$11.03	$11.63	$11.59	$12.41
TOTAL RETURN	(0.88	)%(b)	4.28%	(5.16)%	0.34%	(3.68)%	6.98%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$37,651	$48,098		$115,208	$382,447	$510,921	$593,127
Ratios to Average Net Assets:
Net investment income (loss)	0.74	%(c)	(1.62)%	(1.95)%	(2.25)%	(2.12)%	(1.05)%
Net expenses	1.98	%(c)	2.46%	3.19%	3.94%	3.56%	3.37%
Dividend and interest expenses	0.03	%(c)	0.51%	0.39%	0.99%	0.61%	0.42%
Net expenses without dividend and interest expenses	1.95	%(c)	1.95%	2.80%	2.95%	2.95%	2.95%
Gross expenses (d)	2.35	%(c)	3.39%	3.44%	4.00%	3.58%	3.42%
PORTFOLIO TURNOVER RATE	52	%(b)	218%	157%	205%	430%	630%

(a)							Calculated based on average shares outstanding during each period.
(b)							Not annualized.
(c)							Annualized.
(d)							Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Note 1. Organization
Absolute Strategies Fund and Absolute Credit Opportunities Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”).
The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Credit Opportunities Fund currently offers Institutional Shares. Absolute Credit Opportunities Fund commenced operations on October 21, 2008. Absolute Credit Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices, such as the S&P 500 Index.
Effective October 1, 2014, the Absolute Opportunities Fund changed its investment strategy and was renamed Absolute Credit Opportunities Fund.
Note 2. Summary of Significant Accounting Policies
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Exchange-traded securities such as shares of exchange traded funds and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange-traded open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in 60 days or less may be valued at amortized cost.
Each Fund values its investments and other financial instruments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with an adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include

38	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)
The aggregate value by input level, as of September 30, 2015, for each Fund’s investments is included in the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the
39	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

entire contract amount, which may exceed the net unrealized value included in its net asset value.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Notional amounts of each individual futures contract outstanding as of September 30, 2015, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.
Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.
Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
The values of each individual purchased option outstanding as of September 30, 2015, are disclosed in each Fund’s Schedule of Investments.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund,

40	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.
The values of each individual written option outstanding as of September 30, 2015, are disclosed in each Fund’s Schedule of Call and Put Options Written. Transactions in written options during the period ended September 30, 2015, were as follows:

Absolute Strategies Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2015	(13,147)	$(3,669,055)	(32,915)	$(17,232,727)
Options written	(5,052)	(1,013,551)	(16,082)	(2,744,909)
Options terminated in closing transactions	7,286	2,990,671	30,069	12,526,578
Options exercised	31	813	29	10,764
Options expired	3,970	199,365	1,117	119,528
Options Outstanding, September 30, 2015	(6,912)	$(1,491,757)	(17,782)	$(7,320,766)

Absolute Credit Opportunities Fund
	Calls		Puts
	Number of		Number of
	Contracts	Premiums	Contracts	Premiums
Options Outstanding, March 31, 2015	(291)	$(3,598)	-	$-
Options written	(576)	(15,628)	(120)	(15,933)
Options terminated in closing transactions	50	2,448	-	-
Options exercised	-	-	-	-
Options expired	692	11,917	-	-
Options Outstanding, September 30, 2015	(125)	$(4,861)	(120)	$(15,933)

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.
If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the

41	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

Notional amounts of each individual credit default swap agreement outstanding as of September 30, 2015, for each Fund, are disclosed in the Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

Notional amounts of each individual interest rate swap agreement outstanding as of September 30, 2015, if any, are disclosed in each Fund’s Notes to Schedule of Investments, Securities Sold Short and Call and Put Options Written. The Funds did not enter into any interest rate swaps during the period ended September 30, 2015.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

42	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of September 30, 2015, the Absolute Strategies Fund and Absolute Credit Opportunities Fund held $357,232,791 and $3,777,656, respectively, as cash reserves at Citibank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.60% of each Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating
43	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees, proxy expenses and extraordinary expenses) of Institutional Shares of Absolute Credit Opportunities Fund to 1.95% through August 1, 2017. The Adviser waived fees of $78,374, for Absolute Credit Opportunities Fund, for the period ended September 30, 2015.
Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2015, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$266,962,207	$572,746,217	$6,209,885	$22,265,100

Absolute Credit Opportunities Fund

Non-U.S. Government Obligations
Purchases	Sales
$17,364,753	$21,170,440

Note 7. Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2015, for any derivative type during the period is as follows:
	Absolute Strategies	Absolute Credit Opportunities
Forward Currency Contracts	$8,410,710	$-
Futures Contracts	1,512,907,194	-
Purchased Options	12,586,474	46,261
Written Options	(3,758,460)	(31,562)
Credit Default Swaps	87,000,000	35,000,000

Each Fund’s use of derivatives during the period ended September 30, 2015, was limited to credit default swaps, options, forward currency contracts and futures contracts.
Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of September 30, 2015:
Absolute Strategies Fund
Location:	Currency Contracts	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$-	$540,830	$-
Unrealized gain on swap agreements	-	262,346	-
Unrealized gain on forward currency contracts	38,785	-	-
Total investments, at value	-	-	13,493,734
Total asset derivatives	$-	$803,176	$13,493,734

Liability derivatives:
Swap premiums received	$-	$(501,562)	$-
Unrealized loss on swap agreements	-	(87,965)	-
Call options written, at value	-	-	(1,221,296)
Put options written, at value	-	-	(8,156,824)
Total liability derivatives	$-	$(589,527)	$(9,378,120)
44	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Asset derivatives:
Swap premiums paid	$103,445	$-
Unrealized gain on swap agreements	201,206	-
Total asset derivatives	$304,651	$-

Liability derivatives:
Swap premiums received	$(273,247)	$-
Unrealized loss on swap agreements	(33,051)	-
Call options written, at value	-	(1,925)
Put options written, at value		(22,410)
Total liability derivatives	$(306,298)	$(24,335)

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2015, by each Fund are recorded in the following locations on the Statements of Operations:
Absolute Strategies Fund
Location:	Commodity Contracts	Credit Contracts	Equity Contracts	Forward Currency Contracts	Interest Contracts
Net realized gain (loss) on:
Swaps	$-	$38,557	$-	$-	$-
Futures	815,109	-	22,851,822	-	(475,835)
Investments	-	-	(3,915,806)	-	-
Written options	-	-	5,959,407	-	-
Foreign currency transactions	-	-	-	34,484	-
Total net realized gain (loss)	$815,109	$38,557	$24,895,423	$34,384	$(475,835)

Net change in unrealized appreciation (depreciation) on:
Swaps	$-	$425,152	$-	$-	$-
Futures	(479,925)	-	15,622,867	-	61,369
Investments	-	-	2,809,342	-	-
Written options	-	-	(4,403,559)	-	-
Foreign currency translations	-	-	-	289,556	-
Total net change in unrealized appreciation (depreciation)	$(479,925)	$425,152	$14,028,650	$289,556	$61,369

Absolute Credit Opportunities Fund
Location:	Credit Contracts	Equity Contracts
Net realized gain (loss) on:
Swaps	$(180,376)	$-
Futures	-	12,379
Written Options	-	11,337
Total net realized gain (loss)	$(180,376)	$23,716

Net change in unrealized appreciation (depreciation) on:
Swaps	$371,032	$-
Investments	-	69,029
Written Options	-	(5,495)
Total net change in unrealized appreciation (depreciation)	$371,032	$63,534
45	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2015. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount

Absolute Strategies Fund

Assets:
Over-the-counter derivatives*	$14,335,695	$-	$-	$14,335,695
Liabilities:
Over-the-counter derivatives*	(9,967,647)	9,378,120	589,527	-

Absolute Credit Opportunities Fund

Assets:
Over-the-counter derivatives*	$304,651	$-	$-	$304,651
Liabilities:
Over-the-counter derivatives*	(330,633)	24,335	306,298	-

*
Over-the-counter derivatives may consist of forward currency contracts, options contracts, futures contracts and swap agreements. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 8. Federal Income Tax

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total

Absolute Strategies Fund	$28,736,391	$(3,922,382)	$151,510,833	$176,324,842
Absolute Credit Opportunities Fund	-	-	(600,773)	(600,773)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, passive foreign investment holdings, real estate investment trusts, constructive sales, straddles, convertible bond premium, contingent payment debt instruments, cover loss deferrals, short dividends, inflation indexed securities, partnerships and credit default swaps.

For tax purposes, the prior deferred late year ordinary loss was $3,922,382 (realized during the period January 1, 2015 through March 31, 2015) for Absolute Strategies Fund. This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2015.

Note 9. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

46	ABSOLUTE FUNDS

ABSOLUTE FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Note 10. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

47	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2015

Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015, through September 30, 2015.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2015	September 30, 2015	Period*	Ratio*
Absolute Strategies
Institutional Shares
Actual	$1,000.00	$1,021.74	$13.70	2.71%
Hypothetical (5% return before taxes)	$1,000.00	$1,011.45	$13.63	2.71%
R Shares
Actual	$1,000.00	$1,018.38	$16.35	3.24%
Hypothetical (5% return before taxes)	$1,000.00	$1,008.80	$16.27	3.24%
48	ABSOLUTE FUNDS

ABSOLUTE FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2015

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2015	September 30, 2015	Period*	Ratio*
Absolute Credit Opportunities
Institutional Shares
Actual	$1,000.00	$991.15	$9.86	1.98%
Hypothetical (5% return before taxes)	$1,000.00	$1,015.10	$9.97	1.98%

*Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

49	ABSOLUTE FUNDS

ABSOLUTE FUNDS
P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC
18 Shipyard Drive, Suite 3C
Hingham, Massachusetts 02043
www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its managements and other information.

212-SAR-0915

BECK, MACK & OLIVER FUNDS

BECK, MACK & OLIVER INTERNATIONAL FUND
BECK, MACK & OLIVER PARTNERS FUND

SEMI-ANNUAL REPORT

September 30, 2015
(Unaudited)

BECK, MACK & OLIVER LLC

TABLE OF CONTENTS

Beck, Mack & Oliver International Fund
A Message to Our Shareholders	2
Performance Chart and Analysis	6
Portfolio Profile	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15

Beck, Mack & Oliver Partners Fund
A Message to Our Shareholders	16
Performance Chart and Analysis	19
Portfolio Profile	20
Schedule of Investments	21
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25

Notes to Financial Statements	26
Additional Information	33

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

Dear Shareholders:
The Beck, Mack & Oliver International Fund (the “International Fund”) ended its semi-annual period on September 30, 2015 with a net asset value of $15.79 per share, realizing a return of -8.14% for the six-month period (the “Semi-Annual Period”). The International Fund’s return compares with a return of-11.71% for the International Fund’s benchmark, the MSCI All-Country World Index Ex-US (“MSCI ACWI Ex-US” or the “Benchmark”) and -9.68% for the MSCI EAFE.1 For a longer-term perspective, the International Fund’s average annual total returns for the period ending September 30, 2015 were as follows:

Average Annual Total Return as of 09/30/2015	One Year	Five Years	Ten Years	Since Inception (12/08/93)
Beck, Mack & Oliver International Fund	-10.09%	1.59%	2.38%	6.50%
MSCI ACWI ex U.S. Index	-12.16%	1.82%	3.03%	N/A1
MSCI EAFE Index	-8.66%	3.98%	2.97%	5.03%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund’s annual operating expense ratio (gross) is 2.17%. However, the International Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.50% through at least July 31, 2016. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized.)

The International Fund is invested primarily in equity securities of non-U.S. companies following its change in mandate from a global fund (where the market would anticipate a significant allocation to U.S. companies) to an international fund (where the market would anticipate little to no allocation to U.S. companies). While U.S. markets have substantially outperformed the rest, we have strong conviction that there is substantial value to be found in foreign markets, and in particular in emerging markets as global fears (geopolitics, anticipation of U.S. interest rate increases) dominate headlines and wreak havoc on stock prices. We are focused on finding good businesses at cheap prices that have been caught up in indiscriminate selling across the board.

During the Semi-Annual Period, contributors to the International Fund’s performance included NIIT, Ltd (India) up 82.2% since the International Fund’s first purchase on April 10, 2015, Midland IC&I, Ltd. up 73.8% (through April 30, 2015, the last date Midland was held in the International Fund’s portfolio), and Arab Bank PLC up 15.8% (through September 28, 2015, the last date Arab Bank was held in the International Fund’s portfolio). Detractors from performance during the Semi-Annual Period included First Pacific (Hong Kong) down 36.7%, Bank Pan Indonesia

1
The MSCI ACWI ex U.S. is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Net index data is not available prior to its inception on 01/01/01.  The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the United States and Canada.  The total return of the MSCI EAFE includes the reinvestment of dividends and income.  It is not possible to invest directly in any index.

2

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

(Indonesia) down 37.9%, and Dufry AG (Switzerland) down 19.4%.2

New Positions Established	Portfolio Positions Eliminated
Fairfax India Holdings Corp.	Arab Bank, PLC
Media Nusantara Citra Tbk PT	Commonwealth of Puerto Rico Class A (municipal bond)
NIIT, Ltd.	Cosco Capital, Inc.
Eaglewood Income Fund I, LP
Fomento Economico Mexicano S.A.B. de C.V., ADR
Global X GF China Bond ETF
Midland IC&I, Ltd.
Nucleo Capital Equity Fund, LLC
Petroamerica Oil Corp. (common stock, warrants and corporate bond)
Slate Office REIT
TOROSO Newfound Tactical Allocation Fund

The portfolio is positioned well with common stocks we believe are trading well below intrinsic value. We remain opportunistic to take advantage of market dislocations as we have historically. As we wrote in our last semi-annual letter, Tarkett is a good example of this opportunism.  Based in France but conducting most of its business in Russia, the stock was hurt by geopolitical fears. While most headed for the exit, likely using the “act now and ask questions later” mantra, we went the other way. Tarkett is a great business franchise operating globally. We viewed the headline risk within Russia as transitory and took advantage of the price decline to own a business with competitive advantages and good long-term business prospects in its end markets, including Russia. Tarkett’s stock price has recently started to recover, reflecting its true business fundamentals rather than any near term jitters.

Other core positions within the portfolio remain attractively valued in our opinion, a few which we will discuss here.

First Pacific Group (142 HK)

First Pacific is a conglomerate operating in Indonesia and the Philippines and listed in Hong Kong. The Hong Kong listing provides us with very good disclosure. The company has interests in Food, Telecom and Infrastructure among other lines, and is managed by an astute operator, Manny Pangilinan. The businesses within its portfolio are generally defensive in nature and enjoy substantial free cash flow generation. The holding company stock has recently declined for numerous reasons and we believe its true value is well in excess of the current price quote. We recently added to our position during the decline. First Pacific management can do a lot to unlock value both at the holding company level (which we own) and at its publicly listed, high quality subsidiaries such as Philippine Long Distance Telephone (PLDT) and Indofood Sukses. We are enthusiastic about First Pacific’s position in Infrastructure operations in the Philippines, a country enjoying robust structural growth with a young, well-educated demographic profile.

NIIT, Ltd. (NIIT IN)

NIIT is a good example of our ability to be flexible and agile in capital allocation. NIIT is India’s leading continuing and corporate education company with a marquis brand.  Its core business has been in transition after experiencing some

2	Returns reflect the performance of the stock inclusive of dividend reinvestment in local currency over the six-month period unless the position was initiated or fully exited during the period.

3

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

setback in the recent past. As one can imagine, this is a good franchise that, at the time of our purchase, was trading at rock bottom valuations. NIIT common stock also holds a very substantial ownership position in NIIT Technologies, which operates a well-known IT outsourcing business in India serving Fortune 1000 companies worldwide. This business also went through transition as the company streamlined its customer base to focus within their notable circle of competence in Travel and Insurance. We were able to purchase the common stock at a deep discount especially when considering the company’s stake in NIIT Technologies, which we were essentially getting “for free” at the time of our purchase. The market recently has realized the value in NIIT, its improving fundamentals, and its deep discount to any rational measure of intrinsic value. We exited most of our position during the Semi-Annual Period as the stock began to reflect our original appraisal of value.

Dufry AG (DUFN SW)

Dufry has been exceptionally busy during this Semi-Annual Period, consolidating its transaction with Nuance and consummating a transformational acquisition with World Duty Free (“WDF”) of Italy. The stock has languished as two major currencies from which it derives income have depreciated, the Brasilian Real and the Russian Ruble. We think Dufry’s business has been strengthened in a very meaningful way with these recent acquisitions and is an example of a well-run, good business with highly astute management and board of directors. While Dufry brings both Nuance and WDF into the fold it seems investors are in “wait and see” mode with regard to the stock. We note that this is a management team that in the past has proven adept at integrating accretive acquisitions and we don’t think this time will be different. We have confidence that in the fullness of time Nuance and WDF will enhance the earnings power at Dufry and that the company has the potential to continue to benefit from the long-term positive trends in air travel globally. Dufry is now far and away the premier travel retail group with over 20% global market share.

Thank you for your continued patience with the reorientation of the International Fund. We believe your patience will be rewarded, and we remain enthusiastic shareholders with you in the International Fund.

Sincerely,

David E. Rappa Lead Manager		Peter A. Vlachos Co-Manager

Robert C. Beck Co-Manager

4

BECK, MACK & OLIVER INTERNATIONAL FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

IMPORTANT RISKS AND DISCLOSURE:
On August 1, 2014, the Beck, Mack & Oliver Global Fund changed its name to the Beck, Mack & Oliver International Fund and changed its strategy to primarily invest in equity securities of non-U.S. companies.

There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund’s exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The views in this report were those of the International Fund managers as of September 30, 2015 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

5

BECK, MACK & OLIVER INTERNATIONAL FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver International Fund (the “Fund”) compared with the performance of the primary benchmark, the MSCI All Cap World Index except United States (“MSCI ACWI ex US), and the secondary benchmark, the MSCI EAFE Index (“MSCI EAFE”) over the past ten fiscal years. The MSCI  ACWI ex US  is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada.  The total returns of both the MSCI ACWI ex US and MSCI EAFE include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total returns of the MSCI ACWI ex US and MSCI EAFE do not include expenses. The Fund is professionally managed while the MSCI ACWI ex US and MSCI EAFE are unmanaged and are not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver International Fund vs. MSCI ACWI ex US Index and MSCI World Index

Average Annual Total Returns for Periods Ended September 30, 2015:	One Year	Five Years	Ten Years
Beck, Mack & Oliver International Fund	-10.09%	1.59%	2.38%
MSCI ACWI ex US Index	-12.16%	1.82%	3.03%
MSCI World Index	-8.66%	3.98%	2.97%
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 2.17%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least July 31, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

6

BECK, MACK & OLIVER INTERNATIONAL FUND PORTFOLIO PROFILE SEPTEMBER 30, 2015

PORTFOLIO HOLDINGS
% of Common Stock
Financials	21.6%
Consumer Discretionary	17.8%
Conglomerates	13.1%
Insurance	9.6%
Materials	7.6%
Consumer Staples	7.3%
Information Technology	5.5%
Asset Management	5.0%
Healthcare	3.5%
Transportation	3.2%
Real Estate	2.1%
Media	1.9%
Capital Goods	1.5%
Exploration and Production	0.3%
100.0%

See Notes to Financial Statements.	7

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

A	Shares	Security Description	Value

Common Stock - 82.2%
Bermuda - 4.2%
14,500	Enstar Group, Ltd. (a)	$2,175,000
Brazil - 4.1%
1,321,000	GP Investments, Ltd. (a)	2,165,847
Canada - 3.8%
4,335	Fairfax Financial Holdings, Ltd.	1,974,188
124,733	Lone Pine Resources, Inc., Class A (a)(c)	-
124,733	Lone Pine Resources Canada, Ltd., Common Class (a)(c)	-
		1,974,188
Chile - 1.9%
616,000	Coca-Cola Embonor SA, Class B	1,007,145
China - 7.8%
7,077,000	Greatview Aseptic Packaging Co., Ltd.	3,296,491
3,800,000	Phoenix Satellite Television Holdings, Ltd.	804,125
		4,100,616
Cyprus - 1.8%
2,124,034	Secure Property Development & Investment PLC (a)	915,742
Hong Kong - 10.8%
3,909,000	First Pacific Co., Ltd.	2,385,735
10,050,000	Genting Hong Kong, Ltd.	3,266,250
		5,651,985
India - 15.7%
1,016,570	Dewan Housing Finance Corp., Ltd.	3,406,377
218,600	Fairfax India Holdings Corp. (a)(b)	2,426,460
2,102,474	NIIT, Ltd. (a)	2,354,233
		8,187,070
Indonesia - 7.4%
23,974,400	Bank Pan Indonesia Tbk PT (a)	1,448,283
16,030,000	Media Nusantara Citra Tbk PT	1,794,485
47,881,500	Panin Financial Tbk PT (a)	627,525
		3,870,293
Japan - 1.2%
4,200	FANUC Corp.	641,212
Mexico - 2.5%
184,000	Coca-Cola Femsa SAB de CV	1,279,354
Norway - 2.6%
134,400	Oslo Bors VPS Holding ASA	1,373,490
Russian Federation - 5.8%
130,000	Tarkett SA	3,035,975

Spain - 2.9%
48,800	Grifols SA, Class B	1,504,458
Switzerland - 7.1%
24,250	Dufry AG (a)	2,836,548
11,720	Nestle SA	880,864
		3,717,412
United States - 2.6%

340,000	BBA Aviation PLC	915,742

Preferred Stock - 0.4%
United States - 0.4%
132,573	Earlyshares.com, Inc., Class A (c)(d) (Cost $200,000)	181,625

Principal	Security Description	Value

Private Equity Funds - 5.5%
India - 0.4%
$175,203	Bharat Investors LP (a)(e)	207,892
United States - 5.1%
375,000	Brightwood Capital Fund III-U, LP (a)(c)(f)	374,948
1,200,000	Brightwood Switch SPV LP (a)(c)(g)(h)	2,282,801
		2,657,749

Total Private Equity Funds (Cost $1,750,203)	2,865,641

Shares	Security Description	Value

Investment Companies - 6.1%
47,681	Carlyle GMS Finance, Inc. (a)(c)(i)	906,895
4,045,000	DWS Vietnam Fund, Ltd. (a)	2,275,312

Total Investment Companies (Cost $3,144,063)	3,182,207

Total Investments - 94.2% (Cost $48,388,677)*	$49,206,134
Other Assets & Liabilities, Net - 5.8%	3,061,465
Net Assets - 100.0%	$52,267,599

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,426,460 or 4.7% of net assets.
(c)           Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $3,746,269 or 7.2% of net assets.

See Notes to Financial Statements.	8

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

(d)
Private preferred stock purchased on 06/21/13. The preferred shares have the right to receive dividends when, as and if declared by the Board of Trustees. Preferred shares hold rights to convert to shares of Common Stock. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2015.

(e)
Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of September 30, 2015.

(f)
Private equity fund purchased on 12/16/13 that invests in secured loans of leveraged companies organized and located in the United States. Illiquid investment in which redemptions are not accepted. Cost of investment at September 30, 2015 is $375,000. Unfunded commitments of $125,000 as of September 30, 2015.

(g)
Private equity fund purchased on 02/21/12 that invests in Switch Communications Group, LLC. Illiquid investment in which redemptions are not accepted. Cost of investment at September 30, 2015 is $1,200,000. No unfunded commitments as of September 30, 2015.

(h)	Affiliate.
(i)
Business development company purchased on 06/05/13 that invests in first lien senior secured and unitranche loans to private U.S. middle market companies that are, in many cases, controlled by private investment firms. Illiquid investment in which redemptions are not accepted. Cost of investment at September 30, 2015 is $940,668. Unfunded commitments of $1,477,199 as of September 30, 2015.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$7,035,393
Gross Unrealized Depreciation	(6,110,816)
Net Unrealized Appreciation	$924,577

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities.  Transactions during the period with affiliates were as follows:

Private Equity Fund
Brightwood Switch SPV, LP
Balance 03/31/15
Shares/Principal	$1,200,000
Cost	$1,200,000
Value	$1,934,524
Gross Additions
Shares/Principal	-
Cost	$-
Gross Reductions
Shares/Principal	-
Cost	$-
Proceeds	$-
Balance 09/30/15
Shares/Principal	$1,200,000
Cost	$1,200,000
Value	$2,282,081
Realized gain/(loss)	$-
Investment Income	$-

The values of each individual forward currency contract outstanding in Beck, Mack & Oliver International Fund as of September 30, 2015, are disclosed in the table below.

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	(1,602,136)	European Union Euro	11/09/15	$1,800,000	$8,646
	(1,383,051)	European Union Euro	02/16/16	1,530,000	(19,705)
	(45,017,860)	Hong Kong Dollar	08/22/16	5,800,000	(3,627)
	(92,022,000)	Indian Rupee	11/09/15	1,400,000	6,210
	(78,978,000)	Indian Rupee	11/09/15	1,200,000	3,778
	(8,302,000)	Norwegian Krone	03/29/16	1,000,000	26,947
	(25,030,500)	Philippines Peso	12/29/15	550,000	17,832
	3,815,000	Philippines Peso	12/29/15	(80,929)	181
	21,215,500	Philippines Peso	12/29/15	(448,341)	2,717
	(2,535,300)	Swiss Franc	01/11/16	2,700,000	87,757
	2,535,300	Swiss Franc	01/11/16	(2,619,112)	(6,868)
BNY Brokerage, Inc..	(2,273,980)	Brazilian Real	10/02/15	670,000	96,414
	(51,736,000)	Indian Rupee	10/06/15	800,000	12,259

See Notes to Financial Statements.	9

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.	(2,561,600)	Brazilian Real	10/26/15	$800,000	$159,791
	(2,393,280)	Brazilian Real	03/04/16	600,000	27,169
	(174,735,000)	Chilean Peso	10/02/15	275,000	23,957
	(291,005,400)	Chilean Peso	02/16/16	420,000	7,429
	(21,292,500,000)	Indonesian Rupiah	01/28/16	1,500,000	114,859
	8,900,000,000	Indonesian Rupiah	01/28/16	(571,594)	7,378
	(1,858,036)	Norwegian Krone	11/27/15	245,000	26,954
	(488,967)	Pounds Sterling	01/11/16	750,000	10,581
Mellon Bank, N.A.	(37,750,000,000)	Indonesian Rupiah	03/03/16	2,500,000	76,299
	(17,236,500)	Mexican Peso	03/03/16	1,000,000	(6,795)
					$680,163

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2015.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Common Stock
Bermuda	$2,175,000	$-	$-	$2,175,000
Brazil	2,165,847	-	-	2,165,847
Canada	1,974,188	-	-	1,974,188
Chile	1,007,145	-	-	1,007,145
China	4,100,616	-	-	4,100,616
Cyprus	915,742	-	-	915,742
Hong Kong	5,651,985	-	-	5,651,985
India	8,187,070	-	-	8,187,070
Indonesia	3,870,293	-	-	3,870,293
Japan	641,212	-	-	641,212
Mexico	1,279,354	-	-	1,279,354
Norway	1,373,490	-	-	1,373,490
Russian Federation	3,035,975	-	-	3,035,975
Spain	1,504,458	-	-	1,504,458
Switzerland	3,717,412	-	-	3,717,412
United States	1,376,874	-	-	1,376,874
Preferred Stock
United States	-	-	181,625	181,625
Private Equity Funds
India	-	207,892	-	207,892
United States	-	-	2,657,749	2,657,749
Investment Companies	-	2,275,312	906,895	3,182,207
Total Investments At Value	$42,976,661	$2,483,204	$3,746,269	$49,206,134

See Notes to Financial Statements.	10

BECK, MACK & OLIVER INTERNATIONAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Level 1	Level 2	Level 3	Total

Other Financial Instruments**
Total Investments At Value	-	717,158	-	717,158
Total Assets	$42,976,661	$3,200,362	$3,746,269	$49,923,292
Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(36,995)	$-	$(36,995)
Total Liabilities	$-	$(36,995)	$-	$(36,995)

**
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/depreciation at period end.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock		Private Equity Funds	Investment Companies
Balance as of 03/31/15	$118,432	$181,625		$4,176,936	$703,137
Purchases	-	-		225,000	208,559
Sales	-	-		(2,077,688)	-
Realized gain	-	-		77,688	-
Change in Unrealized Appreciation / (Depreciation)	(118,432)	-		255,813	(4,801)
Balance as of 09/30/15	$-	$181,625		$2,657,749	$906,895
Net change in unrealized appreciation / (depreciation) from investments held as of 09/30/15***	$(118,432)		$-	$255,813	$(4,801)
***	The change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

Significant unobservable valuation inputs for material Level 3 investments as of September 30, 2015, are as follows:

Investments in Securities	Fair Value at 09/30/15	Valuation Technique(s)	Unobservable Input	Range as of 09/30/15	Weighted Average as of 09/30/15
Private Equity Funds – United States
Brightwood Switch SPV, LP	$2,282,081	Market Comparables	EV/EBITDA Multiple(1)	12.75x – 13.25x NFY EBITDA projection of $106.4mm (or EV of $1,521.0mm - $1,580.6mm and equity value of $1,253.5mm – $1,313.2mm)	Not applicable.

(1)
Significant unobservable inputs used in the fair value measurement included enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio. A significant change in the EV/EBITDA Multiple ratio may result in a similar significant change in the fair value measurement.

See Notes to Financial Statements.	11

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2015

	ASSETS
	Investments in unaffiliated issuers, at value (Cost $47,188,677)	$46,923,333
	Investments in affiliated issuers, at value (Cost $1,200,000)	2,282,801
	Total investments, at value (Cost $48,388,677)	49,206,134
	Cash	1,760,667
	Foreign currency (Cost $122,673)	122,680
	Receivables:
	Fund shares sold	107
	Investment securities sold	530,741
	Dividends and interest	233,725
	Unrealized gain on forward currency contracts	717,157
	Prepaid expenses	9,341
	Total Assets	52,580,552

	LIABILITIES
	Unrealized loss on forward currency contracts	36,995
	Payables:
	Fund shares redeemed	39,425
	Foreign capital gains tax payable	173,248
	Accrued Liabilities:
Adviser	Investment adviser fees	39,910
	Trustees’ fees and expenses	79
	Fund services fees	9,175
	Other expenses	14,121
	Total Liabilities	312,953

	NET ASSETS	$52,267,599

	COMPONENTS OF NET ASSETS
	Paid-in capital	$54,148,303
	Undistributed net investment income	2,775,580
	Accumulated net realized loss	(5,976,932)
	Net unrealized appreciation	1,320,648
	NET ASSETS	$52,267,599
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	3,310,372
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$15.79
	* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	12

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $85,950)	$864,689
Interest income	19,387
Total Investment Income	884,076
Adviser
EXPENSES
Investment adviser fees	464,879
Fund services fees	79,492
Custodian fees	24,332
Registration fees	8,128
Professional fees	21,160
Trustees' fees and expenses	2,278
Miscellaneous expenses	26,783
Total Expenses	627,052
Fees waived and expenses reimbursed	(162,172)
Net Expenses	464,880

NET INVESTMENT INCOME	419,196

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(870,132)
Foreign currency transactions	456,829
Net realized loss	(413,303)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,208,063)
Investments in affiliated issuers	348,277
Deferred foreign capital gains taxes	(173,248)
Foreign currency translations	262,125
Net change in unrealized appreciation (depreciation)	(4,770,909)
NET REALIZED AND UNREALIZED LOSS	(5,184,212)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,765,016)

See Notes to Financial Statements.	13

BECK, MACK & OLIVER INTERNATIONAL FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015
OPERATIONS
Net investment income	$419,196	$721,775
Net realized gain (loss)	(413,303)	2,083,879
Net change in unrealized appreciation (depreciation)	(4,770,909)	(3,407,173)
Decrease in Net Assets Resulting from Operations	(4,765,016)	(601,519)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(2,243,220)
Net realized gain	-	(3,408,108)
Total Distributions to Shareholders	-	(5,651,328)

CAPITAL SHARE TRANSACTIONS
Sale of shares	390,865	2,060,983
Reinvestment of distributions	-	4,197,916
Redemption of shares	(11,884,441)	(23,378,871)
Redemption fees	97	1,286
Decrease in Net Assets from Capital Share Transactions	(11,493,479)	(17,118,686)
Decrease in Net Assets	(16,258,495)	(23,371,533)

NET ASSETS
Beginning of Period	68,526,094	91,897,627
End of Period (Including line (a))	$52,267,599	$68,526,094

SHARE TRANSACTIONS
Sale of shares	22,230	112,264
Reinvestment of distributions	-	243,911
Redemption of shares	(698,832)	(1,336,289)
Decrease in Shares	(676,602)	(980,114)

(a) Undistributed net investment income	$2,775,580	$2,356,384

See Notes to Financial Statements.	14

BECK, MACK & OLIVER INTERNATIONAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Years Ended March 31,
	2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$17.19		$18.50	$20.73	$18.88	$20.28	$17.96
INVESTMENT OPERATIONS
Net investment income (a)	0.12		0.15	0.18	0.13	0.16	0.13
Net realized and unrealized gain (loss)	(1.52)		(0.23)	(0.30)	2.36	(0.89)	2.42
Total from Investment Operations	(1.40)		(0.08)	(0.12)	2.49	(0.73)	2.55
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.48)	(1.46)	—	(0.64)	(0.23)
Net realized gain	—		(0.75)	(0.65)	(0.64)	(0.03)	—
Total Distributions to Shareholders	—		(1.23)	(2.11)	(0.64)	(0.67)	(0.23)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Period	$15.79		$17.19	$18.50	$20.73	$18.88	$20.28
TOTAL RETURN	(8.14	)%(c)	(0.32)%	(0.54)%	13.35%	(3.20)%	14.24%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$52,380	$68,526		$91,898	$101,861	$93,188	$105,157
Ratios to Average Net Assets:
Net investment income	1.36	%(d)	0.84%	0.90%	0.66%	0.87%	0.68%
Net expenses	1.50	%(d)	1.50%	1.41%	1.25%	1.25%	1.25%
Gross expenses (e)	2.03	%(d)	1.90%	1.90%	1.88%	1.90%	1.97%
PORTFOLIO TURNOVER RATE	24	%(c)	52%	39%	67%	101%	122%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned -13.61% net of fees and expenses for the semi-annual period ended September 30, 2015 (the “Semi-Annual Period”), resulting in a net asset value of $10.73 per share. By comparison, the S&P 500 (the Partners Fund’s benchmark) and Russell 1000 Indices ended the Semi-Annual Period with returns of -6.18% and -6.72%, respectively, while the Russell 1000 Value Index returned -8.30% and broader market index the Russell 2000 returned -11.55%. Since its December 1, 2009 reorganization from a limited partnership, the Partners Fund has returned 6.81% annualized versus 12.20% annualized for the S&P 500 Index. For a longer-term perspective, the Partners Fund’s average annual total returns for the period ending September 30, 2015 were as follows:

Average Annual Total Return as of 03/31/15	One Year	Three Years	Five Years	Since 12/01/2009 Reorg*	Ten Years
Beck, Mack & Oliver Partners Fund	-20.71%	-0.20%	6.43%	6.81%	2.97%
S&P 500 Index	-0.61%	-0.61%	13.34%	12.20%	6.80%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.29%. However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2016; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)

*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership. See important risks and disclosures regarding performance at the bottom of page 18.

Performance and Portfolio Update

At the end of the Semi-Annual Period the Partners Fund held 36 equity positons with the ten largest positions representing 46.8% of net assets (down from 49.1% as of 6/30/15 and 65.1% as of 3/31/15). The largest sector exposures for the Partners Fund remained Financials (39.0%), Energy (18.9%) and Healthcare (16.4%). Given the selloff in the market and relatively attractive opportunities, cash declined to less than 1% of net assets.

During the Semi-Annual Period the top contributors to performance were Enstar Group, Ltd. up 5.7%, Alphabet Inc. (Google) up 11.3%, RenaissanceRe Holdings, Ltd. up 7.2%, and Baxalta, Inc. up 4.3% since its listing on June 15, 20151. The bottom contributors to performance in the Semi-Annual Period were Encana Corp. down 41.4%, Devon Energy Corp. down 37.9%, and PICO Holdings, Inc. down 40.3%.2

1 Biopharmaceutical company Baxalta was spun-off from portfolio holding Baxter International in June 2015.
2Returns reflect the performance of the stock with dividends reinvested over the six-month period unless the position was initiated or fully exited during the period.

16

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

New Positions Established	Portfolio Positions Eliminated
Anheuser-Busch InBev NV	Bristow Group, Inc.
Boulevard Acquisition Corp. II	International Business Machines Corp.
Credit Acceptance Corp.	National Oilwell Varco, Inc.
JPMorgan Chase & Co.	Noble Corp. PLC
Laboratory Corp. of America Holdings	Subsea 7 SA
Merck & Co., Inc.
Microsoft Corp.
Roper Technologies, Inc.
Schlumberger, Ltd.
The Blackstone Group
Waters Corp.

What’s Ahead

The third quarter was the worst quarter for the S&P 500 since the third quarter of 2011. Concerns over slowing growth in Asia and uncertainty over when the Federal Reserve will begin to raise interest rates fed investors’ uncertainty, fueling the market decline. Energy and commodities followed by healthcare were the worst performing sectors of the market. The prospect of slower growth in Asia led people to conclude that slower growth might spill over into the rest of the world and that there would be diminished demand for commodities and energy. Share prices responded accordingly. We see moderate economic growth for the U.S. persisting through 2016. Long term, we see demand for carbon fuels continuing to grow while significantly reduced spending by most energy companies should result in a moderation of production growth and possibly a decline. We believe the laws of supply and demand will prevail and prices will begin to move higher, potentially much higher – the $64 question is when. In our recent changes to the Partners Fund’s holdings we ensured our exposure to energy companies was well positioned should prices remain weak for an extended period. We didn’t want high cost production or heavy borrowing to threaten the prosperity of our companies.

With an economy settling into firmer ground, the Fed appears poised to raise rates for the first time in eight years. We expect that interest rates should begin to move higher and believe that many of the Financial stocks the Partners Fund holds are likely to experience meaningful increases in interest and investment income, hopefully translating to similar price increases.

Looking Forward

Effective October 1, 2015 I became the Partners Fund’s sole portfolio manager following the decision of Zachary Wydra to leave Beck, Mack & Oliver LLC to pursue another opportunity. Consistent with the original concept of the Partners Fund, the portfolio reflects the thinking of Beck, Mack & Oliver’s investment committee. Changes to the portfolio reflect the discussions of the committee. While I am the portfolio manager, the portfolio reflects the thinking of the firm.

Thank you for your continued support.

Yours sincerely,

Robert C. Beck

17

BECK, MACK & OLIVER PARTNERS FUND A MESSAGE TO OUR SHAREHOLDERS SEPTEMBER 30, 2015

IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, non-investment grade securities risk, liquidity risk and non-diversification risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The Russell 1000 Index, which measures the performance of a subset of the Russell 3000 Index, includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The Russell 2000 Index measures the performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The total return of the Partners Fund includes operating expenses that reduce returns, while the total returns of the S&P 500, Russell 1000 Index, Russell 2000 Index and Russell 1000 Value Index do not include expenses. The Partners Fund is professionally managed while the S&P 500, Russell 1000 Index, Russell 2000 Index and Russell 1000 Value Index are unmanaged and are not available for investment.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of September 30, 2015 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.

On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
18

BECK, MACK & OLIVER PARTNERS FUND PERFORMANCE CHART AND ANALYSIS SEPTEMBER 30, 2015

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the primary benchmark, S&P 500 Index (the “S&P 500”), and the secondary benchmark, Russell 1000® Index (the “Russell 1000”) over the past 10 fiscal years. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Index is an unmanaged index which measures the performance of a subset of the Russell 3000® Index and includes the 1,000 largest U.S. companies in terms of market capitalization based upon a combination of their market cap and current index membership. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index and Russell 1000 Index

Average Annual Total Returns for Periods Ended September 30, 2015:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	-20.71%	6.43%	2.97%
S&P 500 Index	-0.61%	13.34%	6.80%
Russell 1000 Index	-0.61%	13.42%	6.95%
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s current prospectus, the annual operating expense ratio (gross) is 1.29%. However, the Fund’s adviser has contractually agreed to reduce a portion of its fees and reimburse expenses to limit total operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.00%, through at least July 31, 2016. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

19

BECK, MACK & OLIVER PARTNERS FUND PORTFOLIO PROFILE SEPTEMBER 30, 2015

See Notes to Financial Statements.	20

BECK, MACK & OLIVER PARTNERS FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

Common Stock - 101.1%
Consumer Staples - 3.1%
14,000	Anheuser-Busch InBev NV, ADR	$1,488,480
80,000	Crimson Wine Group, Ltd. (a)	724,000
		2,212,480
Energy - 18.9%
86,000	Devon Energy Corp.	3,189,740
289,500	Encana Corp.	1,864,380
184,000	Matador Resources Co. (a)	3,816,160
112,650	San Juan Basin Royalty Trust	1,065,669
50,500	Schlumberger, Ltd.	3,482,985
		13,418,934
Financials - 39.0%
26,000	American Express Co.	1,927,380
98,000	Apollo Global Management, LLC	1,683,640
75,000	Boulevard Acquisition Corp. II (a)	748,500
37,000	Brookfield Asset Management, Inc., Class A	1,163,280
9,600	Credit Acceptance Corp. (a)	1,889,952
39,500	Enstar Group, Ltd. (a)	5,925,000
28,080	Homefed Corp. (a)	1,262,196
40,000	JPMorgan Chase & Co.	2,438,800
128,000	Leucadia National Corp.	2,593,280
154,361	PICO Holdings, Inc. (a)	1,494,214
16,000	RenaissanceRe Holdings, Ltd.	1,701,120
74,731	The Blackstone Group LP	2,366,731
60,000	U.S. Bancorp	2,460,600
		27,654,693
Healthcare - 16.4%
36,500	Abbott Laboratories	1,468,030
16,000	Baxalta, Inc.	504,160
60,000	Baxter International, Inc.	1,971,000
83,000	Grifols SA, ADR	2,523,200
17,000	Laboratory Corp. of America Holdings (a)	1,843,990
44,000	Merck & Co., Inc.	2,173,160
10,000	Waters Corp. (a)	1,182,100
		11,665,640
Industrials - 13.1%
55,800	Chicago Bridge & Iron Co. NV	2,213,028
30,000	Dover Corp.	1,715,400
86,000	Fluor Corp.	3,642,100
10,900	Roper Technologies, Inc.	1,708,030
		9,278,558
Materials - 0.9%
83,350	AgroFresh Solutions, Inc. (a)	661,799

Technology - 9.7%
4,000	Google, Inc., Class C (a)	2,433,680

72,000	Microsoft Corp.	3,186,720
22,800	QUALCOMM, Inc.	1,225,044
		6,845,444

Total Common Stock (Cost $75,337,091)	71,737,548

Shares	Security Description	Rate	Exp. Date	Value

Warrants - 0.2%
75,675	AgroFresh Solutions, Inc. (a) (Cost $171,745)	11.50	02/19/19	158,918

Total Investments - 101.3% (Cost $75,508,836)*	$71,896,466
Other Assets & Liabilities, Net – (1.3)%	(887,615)
Net Assets – 100.0%	$71,008,851
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$7,297,969
Gross Unrealized Depreciation	(10,910,339)
Net Unrealized Depreciation	$(3,612,370)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$71,896,466
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$71,896,466

The Level 1 value displayed in this table is Common Stock and a Warrant. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

See Notes to Financial Statements.	21

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2015

	ASSETS
	Total investments, at value (Cost $75,508,836)	$71,896,466
	Cash	89,345
	Receivables:
	Fund shares sold	1,253
	Dividends and interest	110,312
	Prepaid expenses	13,671
	Total Assets	72,111,047

	LIABILITIES
	Payables:
	Fund shares redeemed	1,027,565
	Accrued Liabilities:
Adviser	Investment adviser fees	42,729
	Trustees’ fees and expenses	140
	Fund services fees	9,136
	Other expenses	22,626
	Total Liabilities	1,102,196

	NET ASSETS	$71,008,851

	COMPONENTS OF NET ASSETS
	Paid-in capital	$82,491,961
	Undistributed net investment income	831,016
	Accumulated net realized loss	(8,701,756)
	Net unrealized depreciation	(3,612,370)
	NET ASSETS	$71,008,851
	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,615,319
	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$10.73
	*Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.	22

BECK, MACK & OLIVER PARTNERS FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $15,361)	$1,088,947
Interest income	2,936
Total Investment Income	1,091,883
Adviser
EXPENSES
Investment adviser fees	569,095
Fund services fees	88,106
Non 12b-1 shareholder servicing fees	42,879
Custodian fees	5,955
Registration fees	8,291
Professional fees	22,899
Trustees' fees and expenses	4,351
Miscellaneous expenses	19,271
Total Expenses	760,847
Fees waived and expenses reimbursed	(191,699)
Net Expenses	569,148

NET INVESTMENT INCOME	522,735

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(15,939,946)
Net change in unrealized appreciation (depreciation) on investments	1,744,004
NET REALIZED AND UNREALIZED LOSS	(14,195,942)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,673,207)

See Notes to Financial Statements.	23

BECK, MACK & OLIVER PARTNERS FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015
OPERATIONS
Net investment income	$522,735	$1,307,383
Net realized gain (loss)	(15,939,946)	10,236,961
Net change in unrealized appreciation (depreciation)	1,744,004	(30,443,038)
Decrease in Net Assets Resulting from Operations	(13,673,207)	(18,898,694)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(1,055,791)
Net realized gain	-	(8,726,643)
Total Distributions to Shareholders	-	(9,782,434)

CAPITAL SHARE TRANSACTIONS
Sale of shares	6,340,366	30,493,828
Reinvestment of distributions	-	9,627,400
Redemption of shares	(45,764,492)	(73,661,982)
Redemption fees	4,151	9,033
Decrease in Net Assets from Capital Share Transactions	(39,419,975)	(33,531,721)
Decrease in Net Assets	(53,093,182)	(62,212,849)

NET ASSETS
Beginning of Period	124,102,033	186,314,882
End of Period (Including line (a))	$71,008,851	$124,102,033

SHARE TRANSACTIONS
Sale of shares	482,293	2,139,854
Reinvestment of distributions	-	776,465
Redemption of shares	(3,855,166)	(5,502,700)
Decrease in Shares	(3,372,873)	(2,586,381)

(a) Undistributed net investment income	$831,016	$308,281

See Notes to Financial Statements.	24

BECK, MACK & OLIVER PARTNERS FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30,		For the Year Ended March 31,
	2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$12.42		$14.82	$13.76	$12.16	$12.53	$10.66
INVESTMENT OPERATIONS
Net investment income (a)	0.06		0.11	0.04	0.06	0.08	0.11
Net realized and unrealized gain (loss)	(1.75)		(1.70)	1.91	1.97	0.95	2.25
Total from Investment Operations	(1.69)		(1.59)	1.95	2.03	1.03	2.36
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—		(0.09)	(0.03)	(0.05)	(0.06)	(0.10)
Net realized gain	—		(0.72)	(0.86)	(0.38)	(1.34)	(0.39)
Total Distributions to Shareholders	—		(0.81)	(0.89)	(0.43)	(1.40)	(0.49)
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	—
NET ASSET VALUE, End of Period	$10.73		$12.42	$14.82	$13.76	$12.16	$12.53
TOTAL RETURN	(13.61	)%(c)	(10.70)%	14.59%	16.97%	9.82%	22.62%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$71,009	$124,102		$186,315	$116,038	$47,057	$26,481
Ratios to Average Net Assets:
Net investment income	0.92	%(d)	0.75%	0.31%	0.46%	0.68%	1.03%
Net expenses	1.00	%(d)	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses (e)	1.34	%(d)	1.29%	1.29%	1.42%	1.80%	2.13%
PORTFOLIO TURNOVER RATE	35	%(c)	41%	32%	37%	67%	49%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	25

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Note 1. Organization

Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified and non-diversified portfolios of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Beck, Mack & Oliver International Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. Effective August 1, 2014, Beck Mack & Oliver Global Fund was renamed Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2012, the Beck Mack & Oliver International Fund was named Beck Mack & Oliver Global Equity Fund.  Prior to June 24, 2009, Beck, Mack & Oliver International Fund was named Austin Global Equity Fund.  Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991.  Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of open-end mutual funds are valued at net asset value (“NAV”). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these

26

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2015, for each Fund’s investments is included at the end of each Fund’s schedule of investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
27

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

28

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.50% and 1.00% of average daily net assets through at least July 31, 2016, of Beck, Mack &

29

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Oliver International Fund and Beck, Mack & Oliver Partners Fund, respectively. For the period ended September 30, 2015, fees waived were as follows:

Investment Adviser Fees Waived
Beck, Mack & Oliver International Fund	$162,172
Beck, Mack & Oliver Partners Fund	191,699

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2015, were as follows:

	Purchases	Sales
Beck, Mack & Oliver International Fund	$13,117,635	$13,752,230
Beck, Mack & Oliver Partners Fund	37,564,487	75,639,177

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as Beck, Mack & Oliver International Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2015 for any derivative type that was held during the period is as follows:

Forward Currency Contracts	$ 29,672,669

Beck, Mack & Oliver International Fund’s use of derivatives during the period ended September 30, 2015, was limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities as of September 30, 2015:

Beck, Mack & Oliver International Fund
Location:	Forward Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$717,157
Liability derivatives:
Unrealized loss on forward currency contracts	(36,995)

30

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2015, by Beck, Mack & Oliver International Fund are recorded in the following locations on the Statement of Operations:

Beck, Mack & Oliver International Fund
Location:	Forward Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$457,266

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$264,726

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2015. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Beck, Mack & Oliver International Fund
Assets:
Over-the-counter derivatives*	$717,157	$-	$-	$717,157
Liabilities:
Over-the-counter derivatives*	(36,995)	-	36,995	-

*
Over-the-counter derivatives may consist of forward currency contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Beck, Mack & Oliver International Fund	$3,200,566	$-	$(5,595,344)	$5,279,090	$2,884,312
Beck, Mack & Oliver Partners Fund	2,001,588	6,941,456	-	(6,752,947)	2,190,097

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to partnerships, regulated investment companies, currency contracts and investments in passive foreign investment companies in the Beck, Mack & Oliver International Fund and in partnerships, differing treatment of short-term capital gains and wash sales in the Beck, Mack & Oliver Partners Fund.

Beck, Mack & Oliver International Fund has $115,364 of available short-term capital loss carryforwards and $5,479,980

31

BECK, MACK & OLIVER FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

of available long-term capital loss carryforwards that have no expiration date.

Note 8. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

32

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2015

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015, through September 30, 2015.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

33

BECK, MACK & OLIVER FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2015

	Beginning Account Value April 1, 2015	Ending Account Value September 30, 2015	Expenses Paid During Period *	Annualized Expense Ratio *
Beck, Mack & Oliver International Fund
Actual	$1,000.00	$920.30	$7.20	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$863.93	$4.66	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

34

FOR MORE INFORMATION

Investment Adviser
Beck, Mack & Oliver LLC
360 Madison Ave, 18th Floor
New York, NY 10017
www.beckmack.com

Transfer Agent
Atlantic Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.altanticfundservices.com

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Beck, Mack & Oliver International Fund
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

229-SAR-0915

LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND

LMCG GLOBAL MULTICAP FUND

Semi-Annual Report
September 30, 2015
(Unaudited)

LMCG INVESTMENTS

LMCG FUNDS TABLE OF CONTENTS SEPTEMBER 30, 2015

LMCG Global Market Neutral Fund
Schedule of Investments	1
Schedule of Securities Sold Short	4
Notes to Schedules of Investments and Securities Sold Short	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12

LMCG Global MultiCap Fund
Schedule of Investments	14
Statement of Assets and Liabilities	18
Statement of Operations	19
Statements of Changes in Net Assets	20
Financial Highlights	21

Notes to Financial Statements	23
Additional Information	27

IMPORTANT INFORMATION

An investment in the LMCG Global Market Neutral Fund and the LMCG Global MultiCap Fund (the “Funds”) is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

Investing in a market neutral style may involve the use of short sales. There is no guarantee that the use of long and short positions will succeed in limiting the LMCG Global Market Neutral Fund's exposure to stock market movements, capitalization, or other risk factors. Investments involved in long and short selling may cause higher turnover rates. This will likely result in additional tax consequences. Short selling involves certain risks, including additional costs associated with covering short positions and a possibility of unlimited loss on certain short sale positions.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

Long Positions - 94.5%
Common Stock (a) - 92.5%
Belgium - 1.1%
4,713	Delhaize Group	$417,763
10,377	Umicore SA	400,203
		817,966
Bermuda - 2.0%
8,257	Endurance Specialty Holdings, Ltd.	503,925
2,816	Everest Re Group, Ltd.	488,125
40,143	Maiden Holdings, Ltd.	557,185
		1,549,235
Curacao - 0.4%
8,137	Orthofix International NV (b)	274,624

Denmark - 1.2%
12,031	DSV A/S	449,561
8,528	Schouw & Co.	458,984
		908,545
Finland - 0.5%
35,440	Kemira OYJ	409,146

France - 2.6%
2,144	Christian Dior SE	401,688
6,314	Eiffage SA	390,586
10,559	Nexity SA	455,357
4,807	Renault SA	346,838
9,479	Societe Generale SA	423,626
		2,018,095
Germany - 3.6%
7,449	Brenntag AG	401,902
4,241	Daimler AG	308,758
6,597	Fresenius SE & Co. KGaA	442,842
12,818	METRO AG	354,647
4,277	MTU Aero Engines AG	358,072
7,790	Rheinmetall AG	478,998
24,021	Takkt AG	451,384
		2,796,603
Hong Kong - 0.4%
73,000	Orient Overseas International, Ltd.	343,488

Israel - 0.5%
70,115	Israel Chemicals, Ltd.	360,806

Italy - 1.6%
46,869	Amplifon SpA	354,725
43,825	Buzzi Unicem SpA	440,955
24,902	MARR SpA	472,871
		1,268,551

Japan - 10.4%
14,500	Alps Electric Co., Ltd.	409,481
10,200	Aoyama Trading Co., Ltd.	359,786
27,800	Chubu Electric Power Co., Inc.	409,890
14,400	Electric Power Development Co., Ltd.	439,479
35,500	Fuji Machine Manufacturing Co., Ltd.	312,290
79,000	Fujikura, Ltd.	326,625
91,000	Fujitsu, Ltd.	395,832
18,200	Kintetsu World Express, Inc.	320,989
38,700	Konica Minolta, Inc.	407,695
71,000	Mitsubishi Gas Chemical Co, Inc.	327,742
12,400	Mixi, Inc.	424,366
3,200	Murata Manufacturing Co., Ltd.	413,358
47,000	Nissan Motor Co., Ltd. (b)	432,146
9,800	NTT Data Corp.	494,083
38,000	OKUMA Corp.	237,610
81,000	Sumitomo Chemical Co., Ltd.	409,595
37,700	Sumitomo Corp.	364,575
6,200	TDK Corp.	350,659
17,900	Toho Holdings Co., Ltd.	373,355
35,600	Ushio, Inc.	427,678
39,600	Yokogawa Electric Corp.	414,495
		8,051,729
Luxembourg - 0.6%
1,414	Eurofins Scientific SE	434,818

Netherlands - 1.9%
12,681	Arcadis NV	298,764
22,138	Koninklijke Ahold NV	431,869
8,632	Koninklijke Vopak NV	345,135
13,938	NN Group NV	400,121
		1,475,889
Norway - 3.5%
34,300	Atea ASA	315,478
59,416	Austevoll Seafood ASA	370,012
59,478	Det Norske Oljeselskap ASA (b)	332,422
52,439	Ocean Yield ASA	400,484
57,217	Orkla ASA	423,136
31,190	Ship Finance International, Ltd.	506,837
9,099	Yara International ASA	362,983
		2,711,352
Puerto Rico - 0.7%
17,084	Popular, Inc.	516,449

Spain - 1.0%
14,356	ACS Actividades de Construccion y Servicios SA	413,051
19,819	Gas Natural SDG SA	386,711
		799,762

See Notes to Financial Statements.	1	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

Sweden - 1.5%
10,257	Indutrade AB	$469,044
29,789	Securitas AB, Class B	364,322
31,696	Volvo AB, Class B	303,621
		1,136,987
Switzerland - 2.0%
5,288	Adecco SA	387,270
285	Galenica AG	363,134
1,388	Straumann Holding AG, Class R	399,556
1,788	Swiss Life Holding AG	398,841
		1,548,801
United Kingdom - 4.0%
23,909	Ashtead Group PLC	338,111
43,059	Crest Nicholson Holdings PLC	372,716
32,480	Great Portland Estates PLC REIT	420,442
7,915	Imperial Tobacco Group PLC	409,196
26,880	Keller Group PLC	351,579
23,036	Land Securities Group PLC REIT	439,157
46,884	Marks & Spencer Group PLC	355,886
54,852	Meggitt PLC	395,710
		3,082,797
United States - 53.0%
39,503	Achillion Pharmaceuticals, Inc. (b)	272,966
6,793	Alaska Air Group, Inc.	539,704
18,210	AMN Healthcare Services, Inc. (b)	546,482
14,069	Argan, Inc.	487,913
14,646	Aspen Technology, Inc. (b)	555,230
9,840	Atlas Air Worldwide Holdings, Inc. (b)	340,070
16,419	Atwood Oceanics, Inc.	243,165
9,913	Avnet, Inc.	423,087
39,417	Banc of California, Inc.	483,647
24,799	Black Box Corp.	365,537
15,962	Cardinal Financial Corp.	367,286
8,056	Carnival PLC	416,790
5,145	Carter's, Inc.	466,343
6,849	Centene Corp. (b)	371,421
37,433	CenterState Banks, Inc.	550,265
21,952	Chemtura Corp. (b)	628,266
36,814	Commercial Metals Co.	498,830
24,347	Convergys Corp	562,659
15,483	CoreLogic, Inc. (b)	576,432
5,439	DineEquity, Inc.	498,539
25,002	Douglas Dynamics, Inc.	496,540
4,413	DST Systems, Inc.	463,983
71,438	EarthLink Holdings Corp.	555,788
10,305	Emergent BioSolutions, Inc. (b)	293,589
30,767	Ennis, Inc.	534,115
7,423	ePlus, Inc. (b)	586,937
9,194	Euronet Worldwide, Inc. (b)	681,183
29,871	Express, Inc. (b)	533,795
21,386	Fidelity Southern Corp.	452,100
31,471	Flagstar Bancorp, Inc. (b)	647,044
7,169	Foot Locker, Inc.	515,953

41,170	FutureFuel Corp.	406,760
15,770	Gigamon, Inc. (b)	315,558
9,591	Greatbatch, Inc. (b)	541,124
14,557	Heartland Financial USA, Inc.	528,273
14,048	Heidrick & Struggles International, Inc.	273,234
13,111	HollyFrontier Corp.	640,341
18,034	Insight Enterprises, Inc. (b)	466,179
13,970	Insperity, Inc.	613,702
28,790	Inteliquent, Inc.	642,881
16,958	INTL. FCStone, Inc. (b)	418,693
45,506	Intrawest Resorts Holdings, Inc. (b)	394,082
31,994	Isle of Capri Casinos, Inc. (b)	557,975
38,530	K12, Inc. (b)	479,313
6,179	Kaiser Aluminum Corp.	495,865
26,957	KBR, Inc.	449,104
25,686	Kimball International, Inc., Class B	242,989
12,839	Leidos Holdings, Inc.	530,379
23,686	LGI Homes, Inc. (b)	644,022
19,094	Liberty Interactive Corp. QVC Group, Class A (b)	500,836
14,702	Liberty Ventures, Class A (b)	593,226
48,689	Lionbridge Technologies, Inc. (b)	240,524
10,574	MacroGenics, Inc. (b)	226,495
8,050	Manhattan Associates, Inc. (b)	501,515
6,045	ManpowerGroup, Inc.	495,025
6,575	MarketAxess Holdings, Inc.	610,686
6,644	Marriott Vacations Worldwide Corp.	452,722
25,402	Merit Medical Systems, Inc. (b)	607,362
89,740	Monster Worldwide, Inc. (b)	576,131
25,375	Multi-Fineline Electronix, Inc. (b)	423,762
19,955	MYR Group, Inc. (b)	522,821
19,169	NeuStar, Inc., Class A (b)	521,588
67,187	OraSure Technologies, Inc. (b)	298,310
7,053	PAREXEL International Corp. (b)	436,722
19,167	PBF Energy, Inc., Class A	541,084
8,549	Portola Pharmaceuticals, Inc. (b)	364,358
14,765	Premier, Inc., Class A (b)	507,473
25,987	Quanex Building Products Corp.	472,184
6,337	Reinsurance Group of America, Inc.	574,069
8,889	REX American Resources Corp. (b)	449,961
19,664	Sagent Pharmaceuticals, Inc. (b)	301,449
27,452	Sanmina Corp. (b)	586,649
12,294	Schweitzer-Mauduit International, Inc.	422,668
4,907	Skechers U.S.A., Inc., Class A (b)	657,931
9,811	Spirit AeroSystems Holdings, Inc., Class A (b)	474,264
8,792	Tech Data Corp. (b)	602,252
19,894	Telephone & Data Systems, Inc.	496,554
31,720	The Pep Boys-Manny Moe & Jack (b)	386,667
See Notes to Financial Statements.	2	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

United States - (continued)
17,012	Trinity Industries, Inc.	$385,662
25,465	United Community Banks, Inc.	520,505
11,994	Voya Financial, Inc.	465,007
39,330	Wabash National Corp. (b)	416,505
21,829	Walker & Dunlop, Inc. (b)	569,300
13,869	Western Refining, Inc.	611,900
43,818	Wilshire Bancorp, Inc.	460,527
		40,870,827

Total Common Stock (Cost $73,034,012)	71,376,470

Money Market Fund - 2.0%
1,501,712	Dreyfus Treasury Prime Cash Management, 0.00% (c) (Cost $1,501,712)	1,501,712

Total Long Positions - 94.5% (Cost $74,535,724)*	$72,878,182
Total Short Positions - (92.5)% (Proceeds $(81,812,421))*	(71,343,531)
Other Assets & Liabilities, Net – 98.0%	75,608,614
Net Assets – 100.0%	$77,143,265

See Notes to Financial Statements.	3	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2015

Shares	Security Description	Value

Short Positions - (92.5)%
Common Stock - (92.5)%
Austria - (0.5)%
(9,206)	ams AG	$(343,482)

Belgium - (0.4)%
(14,442)	bpost SA	(343,425)

Bermuda - (0.7)%
(18,278)	Golar LNG, Ltd.	(509,591)

Canada - (0.7)%
(10,569)	lululemon athletica, Inc.	(535,320)

Denmark - (0.5)%
(20,970)	Tryg A/S	(407,434)

Finland - (0.5)%
(27,193)	Fortum OYJ	(402,345)

France - (3.5)%
(12,925)	Alstom SA	(399,785)
(4,565)	Eramet	(168,422)
(1,188)	Hermes International	(432,448)
(6,127)	ICADE REIT	(415,704)
(12,454)	Korian SA	(469,114)
(10,764)	Nexans SA	(363,614)
(19,046)	Zodiac Aerospace	(437,301)
		(2,686,388)

Germany - (4.2)%
(55,088)	AIXTRON SE	(334,457)
(5,087)	Beiersdorf AG	(450,917)
(3,648)	Bertrandt AG	(380,954)
(11,432)	Bilfinger SE	(423,914)
(24,683)	Gerry Weber International AG	(373,175)
(1,211)	KWS Saat SE	(403,682)
(4,000)	MAN SE	(407,475)
(16,789)	Nordex SE	(458,714)
		(3,233,288)

Hong Kong - (0.5)%
(45,000)	Cheung Kong Infrastructure Holdings, Ltd.	(403,324)

Italy - (1.5)%
(14,285)	Atlantia SpA	(399,590)
(70,961)	Cementir Holding SpA	(382,988)
(56,680)	Unione di Banche Italiane SCpA	(402,172)
		(1,184,750)

Japan - (11.5)%
(20,800)	Coca-Cola East Japan Co., Ltd.	(336,052)
(29,600)	Daihatsu Motor Co., Ltd.	(342,395)
(23,200)	Daiseki Co., Ltd.	(395,911)

(19,300)	Dena Co., Ltd.	(358,198)
(5,700)	Disco Corp.	(400,891)
(56,400)	F@N Communications, Inc.	(371,198)
(30,100)	Fancl Corp.	(432,200)
(45,000)	Fuji Kyuko Co., Ltd.	(420,654)
(25,000)	House Foods Group, Inc.	(422,804)
(26,200)	Kakaku.com, Inc.	(425,499)
(25,000)	Kansai Paint Co., Ltd.	(340,011)
(46,400)	Mitsubishi Motors Corp.	(354,882)
(17,200)	MonotaRO Co., Ltd.	(394,030)
(4,600)	Nidec Corp.	(316,323)
(23,000)	Nihon Kohden Corp.	(381,250)
(23,500)	Nippon Paint Co., Ltd.	(411,010)
(9,100)	Nissin Foods Holdings Co., Ltd.	(418,627)
(27,300)	Nissin Kogyo Co., Ltd.	(408,979)
(3,300)	Ono Pharmaceutical Co., Ltd.	(391,266)
(46,000)	Shimizu Corp.	(394,965)
(11,300)	SHO-BOND Holdings Co., Ltd.	(431,760)
(52,700)	Showa Shell Sekiyu KK	(415,424)
(18,300)	Unicharm Corp.	(324,128)
		(8,888,457)

Netherlands - (1.1)%
(12,964)	ASM International NV	(420,760)
(4,417)	ASML Holding NV	(388,267)
		(809,027)

New Zealand - (0.5)%
(83,667)	Ryman Healthcare, Ltd.	(391,896)

Norway - (0.6)%
(34,739)	Marine Harvest ASA	(441,949)

Spain - (1.6)%
(77,237)	NH Hotel Group SA	(414,938)
(5,330)	Red Electrica Corp. SA	(442,581)
(36,970)	Zardoya Otis SA	(399,519)
		(1,257,038)

Sweden - (0.6)%
(16,903)	Saab AB, Class B	(452,624)

Switzerland - (3.1)%
(18,588)	ABB, Ltd.	(328,887)
(3,716)	Basilea Pharmaceutica	(357,553)
(3,655)	Daetwyler Holding AG	(496,166)
(39,729)	EFG International AG	(423,908)
(524)	Flughafen Zuerich AG	(364,718)
(3,192)	Sonova Holding AG	(411,028)
		(2,382,260)

United Kingdom - (6.1)%
(90,124)	Aberdeen Asset Management PLC	(404,835)
(14,790)	AVEVA Group PLC	(456,249)
(25,434)	BHP Billiton PLC	(387,147)
(20,425)	Burberry Group PLC	(423,383)
See Notes to Financial Statements.	4	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND SCHEDULE OF SECURITIES SOLD SHORT SEPTEMBER 30, 2015

Shares	Security Description	Value

United Kingdom - (continued)
(57,438)	Dixons Carphone PLC	$(369,154)
(28,387)	Essentra PLC	(338,234)
(56,339)	Hunting PLC	(342,153)
(58,574)	ICAP PLC	(405,687)
(35,993)	Rolls-Royce Holdings PLC	(369,222)
(160,669)	Rotork PLC	(401,374)
(157,399)	Tullow Oil PLC	(404,583)
(15,634)	Victrex PLC	(419,582)
		(4,721,603)

United States - (54.4)%
(13,518)	Air Methods Corp.	(460,829)
(181,960)	AK Steel Holding Corp.	(438,524)
(13,069)	Arthur J. Gallagher & Co.	(539,488)
(15,036)	Artisan Partners Asset Management, Inc., Class A	(529,718)
(8,480)	Bank of Hawaii Corp.	(538,395)
(11,724)	Belden, Inc.	(547,394)
(54,327)	BioDelivery Sciences International, Inc.	(302,058)
(95,088)	BioScrip, Inc.	(177,815)
(23,576)	Bottomline Technologies de, Inc.	(589,636)
(16,534)	Brown & Brown, Inc.	(512,058)
(9,561)	Cabela's, Inc.	(435,982)
(39,234)	Calgon Carbon Corp.	(611,266)
(38,891)	Callidus Software, Inc.	(660,758)
(10,916)	Cheniere Energy, Inc.	(527,243)
(10,324)	Choice Hotels International, Inc.	(491,939)
(9,416)	CLARCOR, Inc.	(448,955)
(74,326)	Cobalt International Energy, Inc.	(526,228)
(15,294)	CommVault Systems, Inc.	(519,384)
(12,337)	comScore, Inc.	(569,353)
(32,051)	Consolidated Communications Holdings, Inc.	(617,623)
(15,472)	Cornerstone OnDemand, Inc.	(510,576)
(27,218)	Covanta Holding Corp.	(474,954)
(30,902)	CVB Financial Corp.	(516,063)
(36,859)	Del Frisco's Restaurant Group, Inc.	(511,971)
(11,992)	Electronics For Imaging, Inc.	(519,014)
(39,777)	Endologix, Inc.	(487,666)
(8,655)	EnPro Industries, Inc.	(339,016)
(2,174)	Equinix, Inc. REIT	(594,372)
(20,762)	Ethan Allen Interiors, Inc.	(548,324)
(12,881)	Exponent, Inc.	(573,977)
(27,995)	Finisar Corp.	(311,584)
(16,113)	First Financial Bankshares, Inc.	(512,071)
(28,610)	Fluidigm Corp.	(232,027)
(48,177)	Fred's, Inc.	(570,897)
(14,212)	Generac Holdings, Inc.	(427,639)
(61,018)	GenMark Diagnostics, Inc.	(480,212)
(37,803)	Gogo, Inc.	(577,630)
(35,986)	Green Dot Corp., Class A	(633,354)
(15,500)	Greenhill & Co., Inc.	(441,285)
(18,387)	Healthcare Services Group, Inc.	(619,642)

(19,044)	Herman Miller, Inc.	(549,229)
(11,637)	Independent Bank Corp.	(536,466)
(35,951)	Krispy Kreme Doughnuts, Inc.	(525,963)
(10,653)	Las Vegas Sands Corp.	(404,494)
(23,046)	LSB Industries, Inc.	(353,065)
(6,691)	Macquarie Infrastructure Co., LLC	(499,550)
(22,017)	Marketo, Inc.	(625,723)
(12,408)	Mattress Firm Holding Corp.	(518,158)
(9,746)	Mercury General Corp.	(492,270)
(29,388)	Merrimack Pharmaceuticals, Inc.	(250,092)
(15,433)	Mobile Mini, Inc.	(475,182)
(76,262)	ORBCOMM, Inc.	(425,542)
(17,822)	Owens & Minor, Inc.	(569,235)
(44,164)	Pier 1 Imports, Inc.	(304,732)
(16,155)	Power Solutions International, Inc.	(366,880)
(23,196)	PROS Holdings, Inc.	(513,559)
(7,017)	Proto Labs, Inc.	(470,139)
(3,321)	Puma Biotechnology, Inc.	(250,271)
(23,753)	Raven Industries, Inc.	(402,613)
(54,313)	Ruckus Wireless, Inc.	(645,238)
(8,332)	Seattle Genetics, Inc.	(321,282)
(14,754)	ServisFirst Bancshares, Inc.	(612,734)
(54,890)	STAAR Surgical Co.	(425,946)
(14,739)	Stewart Information Services Corp.	(602,972)
(48,534)	Synergy Resources Corp.	(475,633)
(9,812)	Targa Resources Corp.	(505,514)
(10,280)	Texas Capital Bancshares, Inc.	(538,878)
(16,837)	Texas Roadhouse, Inc.	(626,336)
(33,989)	TFS Financial Corp.	(586,310)
(23,278)	TG Therapeutics, Inc.	(234,642)
(43,983)	The Spectranetics Corp.	(518,560)
(42,316)	TimkenSteel Corp.	(428,238)
(16,291)	Trex Co., Inc.	(542,979)
(101,764)	Tronox, Ltd., Class A	(444,709)
(54,975)	Tuesday Morning Corp.	(297,415)
(9,608)	UMB Financial Corp.	(488,182)
(116,137)	UTi Worldwide, Inc.	(533,069)
(55,152)	Valley National Bancorp	(542,696)
(4,707)	Valmont Industries, Inc.	(446,647)
(24,807)	Varonis Systems, Inc.	(386,493)
(8,106)	ViaSat, Inc.	(521,135)
(57,012)	Vince Holding Corp.	(195,551)
(10,788)	Westamerica Bancorporation	(479,419)
(32,089)	Westmoreland Coal Co.	(452,134)
(28,271)	Xura, Inc.	(632,705)
(7,151)	Zebra Technologies Corp.	(547,409)
(5,517)	Zillow Group, Inc., Class A	(158,503)
(11,034)	Zillow Group, Inc., Class C	(297,918)
		(41,949,330)

Total Common Stock (Proceeds $(81,812,421))	(71,343,531)
Total Short Positions - (92.5)% (Proceeds $(81,812,421))	$(71,343,531)

See Notes to Financial Statements.	5	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2015

LLC	Limited Liability Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	All or portion of these securities are held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Variable rate security. Rate presented is as of September 30, 2015.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$16,090,944
Gross Unrealized Depreciation	(7,279,596)
Net Unrealized Appreciation	$8,811,348

The following is a summary of the inputs used to value the Fund’s investments and liabilities as of September 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments At Value
Common Stock
Belgium	$-	$817,966	$-	$817,966
Bermuda	1,549,235	-	-	1,549,235
Curacao	274,624	-	-	274,624
Denmark	-	908,545	-	908,545
Finland	-	409,146	-	409,146
France	-	2,018,095	-	2,018,095
Germany	-	2,796,603	-	2,796,603
Hong Kong	-	343,488	-	343,488
Israel	-	360,806	-	360,806
Italy	-	1,268,551	-	1,268,551
Japan	-	8,051,729	-	8,051,729
Luxembourg	-	434,818	-	434,818
Netherlands	-	1,475,889	-	1,475,889
Norway	506,837	2,204,515	-	2,711,352
Puerto Rico	516,449	-	-	516,449
Spain	-	799,762	-	799,762
Sweden	-	1,136,987	-	1,136,987
Switzerland	-	1,548,801	-	1,548,801
United Kingdom	-	3,082,797	-	3,082,797
United States	40,454,037	416,790	-	40,870,827
Money Market Fund	-	1,501,712	-	1,501,712
Total Investments At Value	$43,301,182	$29,577,000	$-	$72,878,182
Total Assets	$43,301,182	$29,577,000	$-	$72,878,182

See Notes to Financial Statements.	6	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2015

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock
Austria	$-	$(343,482)	$-	$(343,482)
Belgium	-	(343,425)	-	(343,425)
Bermuda	(509,591)	-	-	(509,591)
Canada	-	(535,320)	-	(535,320)
Denmark	-	(407,434)	-	(407,434)
Finland	-	(402,345)	-	(402,345)
France	-	(2,686,388)	-	(2,686,388)
Germany	-	(3,233,288)	-	(3,233,288)
Hong Kong	-	(403,324)	-	(403,324)
Italy	-	(1,184,750)	-	(1,184,750)
Japan	-	(8,888,457)	-	(8,888,457)
Netherlands	-	(809,027)	-	(809,027)
New Zealand	-	(391,896)	-	(391,896)
Norway	-	(441,949)	-	(441,949)
Spain	-	(1,257,038)	-	(1,257,038)
Sweden	-	(452,624)	-	(452,624)
Switzerland	-	(2,382,260)	-	(2,382,260)
United Kingdom	-	(4,721,603)	-	(4,721,603)
United States	(41,949,330)	-	-	(41,949,330)
Total Securities Sold Short	$(42,458,921)	$(28,884,610)	$-	$(71,343,531)
Total Liabilities	$(42,458,921)	$(28,884,610)	$-	$(71,343,531)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

At September 30, 2015, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global Market Neutral Fund

Long Securities 38.34%
Short Securities (37.44)%

See Notes to Financial Statements.	7	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT SEPTEMBER 30, 2015

PORTFOLIO HOLDINGS
% of Total Investments	Long	Short
Austria	0.0%	0.5%
Belgium	1.1%	0.5%
Bermuda	2.1%	0.7%
Canada	0.0%	0.7%
Curacao	0.4%	0.0%
Denmark	1.2%	0.6%
Finland	0.6%	0.6%
France	2.8%	3.8%
Germany	3.8%	4.5%
Hong Kong	0.5%	0.6%
Israel	0.5%	0.0%
Italy	1.7%	1.7%
Japan	11.1%	12.5%
Luxembourg	0.6%	0.0%
Netherlands	2.0%	1.1%
New Zealand	0.0%	0.5%
Norway	3.7%	0.6%
Puerto Rico	0.7%	0.0%
Spain	1.1%	1.8%
Sweden	1.6%	0.6%
Switzerland	2.1%	3.3%
United Kingdom	4.2%	6.6%
United States	58.2%*	58.8%
	100.0%	100.0%

* Includes Money Market Fund totaling 2.1%.

See Notes to Financial Statements.	8	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2015

ASSETS
Total investments, at value (Cost $74,535,724)	$72,878,182
Deposits with brokers	70,733,732
Cash	1,570,187
Receivables:
Fund shares sold	349,565
Investment securities sold	14,277,255
Dividends	135,418
Prepaid expenses	10,233
Total Assets	159,954,572

LIABILITIES
Securities sold short, at value (Proceeds $81,812,421)	71,343,531
Payables:
Investment securities purchased	11,265,938
Fund shares redeemed	43,746
Dividends on securities sold short	71,525
Due to broker	3,005
Accrued Liabilities:
Investment adviser fees	32,918
Trustees’ fees and expenses	88
Fund services fees	13,185
Other expenses	37,371
Total Liabilities	82,811,307

NET ASSETS	$77,143,265

COMPONENTS OF NET ASSETS
Paid-in capital	$73,672,737
Accumulated net investment loss	(718,864)
Accumulated net realized loss	(4,621,761)
Net unrealized appreciation	8,811,153
NET ASSETS	$77,143,265

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	805,655
Institutional Shares	6,051,814

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $9,048,743)	$11.23
Institutional Shares (based on net assets of $68,094,522)	$11.25

See Notes to Financial Statements.	9	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $53,830)	$611,512
Interest income	16,157
Total Investment Income	627,669

EXPENSES
Investment adviser fees	355,716
Fund services fees	112,826
Transfer agent fees:
Investor Shares	52
Institutional Shares	1,996
Distribution fees:
Investor Shares	9,715
Custodian fees	218,951
Registration fees:
Investor Shares	4,352
Institutional Shares	7,359
Professional fees	22,712
Trustees' fees and expenses	2,388
Dividend expense on securities sold short	552,930 #
Miscellaneous expenses	62,350
Total Expenses	1,351,347
Fees waived and expenses reimbursed	(219,556)
Net Expenses	1,131,791

NET INVESTMENT LOSS	(504,122)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(609,403)
Foreign currency transactions	(17,772)
Securities sold short	(3,455,840)
Net realized loss	(4,083,015)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,604,852)
Foreign currency translations	1,650
Securities sold short	11,562,266
Net change in unrealized appreciation	5,959,064
NET REALIZED AND UNREALIZED GAIN	1,876,049
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,371,927

See Notes to Financial Statements.	10	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015
OPERATIONS
Net investment loss	$(504,122)	$(371,717)
Net realized gain (loss)	(4,083,015)	35,228
Net change in unrealized appreciation (depreciation)	5,959,064	1,999,397
Increase in Net Assets Resulting from Operations	1,371,927	1,662,908

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,815,009	5,720,391
Institutional Shares	11,458,739	46,594,732
Redemption of shares:
1	Investor Shares	(621,789)	(84,269)
2	Institutional Shares	(2,883,302)	(1,291,828)
Redemption fees	-	19
Increase in Net Assets from Capital Share Transactions	11,768,657	50,939,045
Increase in Net Assets	13,140,584	52,601,953

NET ASSETS
Beginning of Period	64,002,681	11,400,728
End of Period (Including line (a))	$77,143,265	$64,002,681

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	349,227	521,198
Institutional Shares	1,049,489	4,258,398
Redemption of shares:
Investor Shares	(57,100)	(7,670)
Institutional Shares	(264,825)	(118,516)
Increase in Shares	1,076,791	4,653,410

(a)	Accumulated net investment loss	$(718,864)	$(214,742)

See Notes to Financial Statements.	11	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2015		December 18, 2014 (a) through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.07		$10.87
INVESTMENT OPERATIONS
Net investment loss (b)	(0.09)		(0.05)
Net realized and unrealized gain	0.25		0.25
Total from Investment Operations	0.16		0.20
NET ASSET VALUE, End of Period	$11.23		$11.07
TOTAL RETURN	1.45	%(c)	1.84	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$9,049		$5,683
Ratios to Average Net Assets:
Net investment loss	(1.65	)%(d)	(1.73	)%(d)
Net expenses including dividend expenses	3.41	%(d)	3.30	%(d)
Dividend expenses	1.56	%(d)	1.45	%(d)
Net expenses without dividend expenses	1.85	%(d)	1.85	%(d)
Gross expenses (e)	4.16	%(d)	5.73	%(d)
PORTFOLIO TURNOVER RATE	55	%(c)	104	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	12	LMCG FUNDS

LMCG GLOBAL MARKET NEUTRAL FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2015		For the Year Ended March 31, 2015	May 21, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.07		$10.11	$10.00
INVESTMENT OPERATIONS
Net investment loss (b)	(0.08)		(0.16)	(0.11)
Net realized and unrealized gain	0.26		1.12	0.22
Total from Investment Operations	0.18		0.96	0.11
REDEMPTION FEES (b)	—		— (c)	—
NET ASSET VALUE, End of Period	$11.25		$11.07	$10.11
TOTAL RETURN	1.63	%(d)	9.50%	1.10	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$68,095	$58,320		$11,401
Ratios to Average Net Assets:
Net investment loss	(1.39	)%(e)	(1.49)%	(1.27	)%(e)
Net expenses including dividend expenses	3.15	%(e)	2.91%	2.94	%(e)
Dividend expenses	1.55	%(e)	1.31%	1.34	%(e)
Net expenses without dividend expenses	1.60	%(e)	1.60%	1.60	%(e)
Gross expenses (f)	3.77	%(e)	4.63%	8.73	%(e)
PORTFOLIO TURNOVER RATE	55	%(d)	104%	62	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Less than $0.01 per share.
(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	13	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

Equity Securities - 91.1%
Common Stock - 90.9%
Australia - 0.7%
4,456	Scentre Group REIT	$12,264
452	South32, Ltd.	434
		12,698
Austria - 0.2%
99	Oesterreichische Post AG	3,399

Belgium - 1.1%
54	Ackermans & van Haaren NV	7,915
106	Anheuser-Busch InBev SA/NV	11,274
		19,189
Bermuda - 0.7%
261	Validus Holdings, Ltd.	11,763

Brazil - 0.3%
400	Fibria Celulose SA	5,412

Canada - 1.9%
202	Canadian National Railway Co.	11,471
637	Goldcorp, Inc.	7,975
200	Intact Financial Corp.	14,046
		33,492
China - 1.3%
18,000	Bank of China, Ltd., Class H	7,762
7,000	China Railway Group, Ltd. Class H	6,394
500	Tencent Holdings, Ltd.	8,428
		22,584
Denmark - 1.3%
329	DSV A/S	12,294
77	NKT Holding A/S	4,065
165	Royal Unibrew A/S	6,178
		22,537
France - 2.8%
197	BNP Paribas SA	11,598
113	Sanofi	10,758
298	TOTAL SA	13,405
223	Vinci SA	14,180
		49,941
Germany - 5.0%
77	Allianz SE	12,096
160	BASF SE	12,237
120	Bayer AG	15,396
154	Daimler AG	11,212
154	Freenet AG	5,095
85	Pfeiffer Vacuum Technology AG	9,820
150	SAP SE	9,718
138	Siemens AG	12,328
		87,902

Hong Kong - 0.7%
500	China Mobile, Ltd.	5,985
1,200	Dah Sing Financial Holdings, Ltd.	6,572
		12,557
India - 0.4%
270	Reliance Industries, Ltd., GDR (b)	7,020

Indonesia - 0.2%
11,100	Bank Negara Indonesia Persero Tbk PT	3,145

Ireland - 0.5%
423	Fly Leasing, Ltd., ADR	5,584
139	Smurfit Kappa Group PLC	3,739
		9,323
Italy - 1.4%
1,052	Enel SpA	4,694
563	ENI SpA	8,856
3,120	Intesa Sanpaolo SpA	11,022
		24,572
Japan - 5.9%
100	Aoyama Trading Co., Ltd.	3,527
300	Exedy Corp.	6,656
400	Honda Motor Co., Ltd.	11,939
300	Hoya Corp.	9,826
4	Japan Logistics Fund, Inc. REIT	7,189
2,000	Mitsubishi UFJ Financial Group, Inc.	12,084
3,000	Mitsui Engineering & Shipbuilding Co., Ltd.	4,329
200	NS Solutions Corp.	8,453
100	Obic Co., Ltd.	4,574
800	Sumitomo Electric Industries, Ltd.	10,234
1,000	Toray Industries, Inc.	8,645
200	Toyota Motor Corp.	11,710
200	Yamaha Corp.	4,430
		103,596
Malta - 0.5%
99	Unibet Group PLC, SDR	8,288

Mexico - 0.3%
5,500	America Movil SAB de CV, Class L	4,571

Netherlands - 0.6%
212	Royal Dutch Shell PLC, ADR	10,047

Singapore - 0.6%
4,000	Singapore Press Holdings, Ltd.	10,797

South Africa - 0.3%
570	Liberty Holdings, Ltd.	5,208

See Notes to Financial Statements.	14	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

South Korea - 1.3%
23	Hyundai Motor Co.	$3,196
323	Industrial Bank of Korea	3,720
70	KT&G Corp.	6,592
7	Samsung Electronics Co., Ltd.	6,716
111	SK Hynix, Inc.	3,166
		23,390
Spain - 0.5%
1,643	Banco Santander SA	8,736

Sweden - 1.2%
434	Investor AB, Class B	14,913
330	Wihlborgs Fastigheter AB	5,916
		20,829
Switzerland - 2.1%
14	Helvetia Holding AG	6,868
232	Nestle SA	17,448
211	Wolseley PLC	12,342
		36,658
Taiwan - 1.2%
8,800	China Life Insurance Co., Ltd.	6,703
1,050	Hon Hai Precision Industry Co., Ltd.	2,743
1,000	Taiwan Semiconductor Manufacturing Co., Ltd.	4,008
4,347	Uni-President Enterprises Corp.	7,549
		21,003
United Kingdom - 5.0%
452	BHP Billiton PLC	6,880
1,893	BP PLC	9,604
205	British American Tobacco PLC	11,311
311	Galliford Try PLC	7,477
463	GlaxoSmithKline PLC	8,887
810	Howden Joinery Group PLC	5,977
1,425	HSBC Holdings PLC	10,750
331	Royal Dutch Shell PLC, Class B	7,827
2,300	Taylor Wimpey PLC	6,814
160	Whitbread PLC	11,335
		86,862
United States - 52.9%
293	Abbott Laboratories	11,784
599	AES Corp.	5,864
293	AGL Resources, Inc.	17,885
68	Akamai Technologies, Inc. (a)	4,696
121	Align Technology, Inc. (a)	6,868
497	Allegheny Technologies, Inc.	7,047
211	Altera Corp.	10,567
35	Amazon.com, Inc. (a)	17,916
478	American Eagle Outfitters, Inc.	7,471
219	AmerisourceBergen Corp.	20,803
167	Amsurg Corp. (a)	12,978
182	Apache Corp.	7,127
332	Apple, Inc.	36,620

68	athenahealth, Inc. (a)	9,068
46	BlackRock, Inc.	13,684
266	Cabot Corp.	8,395
504	Cadence Design Systems, Inc. (a)	10,423
187	Capital One Financial Corp.	13,561
110	Caterpillar, Inc.	7,190
93	Charles River Laboratories International, Inc. (a)	5,907
76	Chevron Corp.	5,995
365	Cisco Systems, Inc.	9,581
239	Comerica, Inc.	9,823
219	Community Health Systems, Inc. (a)	9,367
371	Corporate Office Properties Trust REIT	7,802
137	Danaher Corp.	11,674
718	Darling Ingredients, Inc. (a)	8,070
153	Dealertrack Technologies, Inc. (a)	9,664
96	Diamondback Energy, Inc. (a)	6,202
232	Dick's Sporting Goods, Inc.	11,510
236	Diebold, Inc.	7,026
124	Eagle Materials, Inc.	8,484
127	Evercore Partners, Inc., Class A	6,380
776	Fifth Third Bancorp	14,674
661	General Electric Co.	16,670
156	Gilead Sciences, Inc.	15,318
35	Google, Inc., Class A (a)	22,343
156	Heartland Payment Systems, Inc.	9,830
248	Hexcel Corp.	11,125
293	International Paper Co.	11,072
1,204	Investors Bancorp, Inc.	14,857
286	ITT Corp.	9,561
471	JPMorgan Chase & Co.	28,717
257	Korn/Ferry International	8,499
86	Lithia Motors, Inc., Class A	9,297
276	Marsh & McLennan Cos., Inc.	14,413
50	Martin Marietta Materials, Inc.	7,598
174	MasterCard, Inc., Class A	15,681
174	MAXIMUS, Inc.	10,363
257	Merck & Co., Inc.	12,693
556	Micron Technology, Inc. (a)	8,329
255	Microsoft Corp.	11,286
186	Oracle Corp.	6,718
193	PAREXEL International Corp. (a)	11,951
110	PepsiCo, Inc.	10,373
264	Pfizer, Inc.	8,292
48	Pioneer Natural Resources Co.	5,839
224	Portland General Electric Co.	8,281
165	PRA Group, Inc. (a)	8,732
153	Regal Beloit Corp.	8,637
227	Rice Energy, Inc. (a)	3,668
78	Rockwell Automation, Inc.	7,915
143	Schlumberger, Ltd.	9,863
124	Sensient Technologies Corp.	7,601
304	Sotheby's	9,722

See Notes to Financial Statements.	15	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

695	Southwestern Energy Co. (a)	$8,820
336	Spectra Energy Corp.	8,827
217	State Street Corp.	14,585
410	SunTrust Banks, Inc.	15,678
266	Synchronoss Technologies, Inc. (a)	8,725
293	Sysco Corp.	11,418
186	Tenet Healthcare Corp. (a)	6,867
148	The Advisory Board Co. (a)	6,740
281	The Dow Chemical Co.	11,914
45	The Goldman Sachs Group, Inc.	7,819
549	The Interpublic Group of Cos., Inc.	10,502
43	The Ultimate Software Group, Inc. (a)	7,697
46	Towers Watson & Co., Class A	5,399
124	United Technologies Corp.	11,035
255	Unum Group	8,180
306	USG Corp. (a)	8,146
352	Vantiv, Inc., Class A (a)	15,812
408	Wells Fargo & Co.	20,951
93	Williams-Sonoma, Inc.	7,101
625	Xerox Corp.	6,081
610	Zions Bancorp.	16,799
		926,446

Total Common Stock (Cost $1,618,664)	1,591,965

Shares	Security Description	Rate	Value

Preferred Stock - 0.2%
Brazil - 0.2%
720	Banco Bradesco SA	0.02%	3,870
Total Preferred Stock (Cost $8,014)			3,870

Total Equity Securities (Cost $1,626,678)	1,595,835

Principal	Security Description	Value

Fixed Income Securities - 0.6%
Exchange Traded Note - 0.6%
$156	iPath MSCI India Index ETN (a) (cost $8,169)	10,324
Total Fixed Income Securities (Cost $8,169)		10,324

Shares	Security Description	Value

Investment Companies - 5.0%
202	iShares MSCI ACWI ETF	10,896
332	iShares MSCI EAFE Small-Cap ETF	15,859
311	iShares MSCI Eurozone ETF	10,680
135	iShares MSCI Turkey ETF	4,933
489	iShares Russell 1000 Growth ETF	45,477
Total Investment Companies (Cost $92,113)		87,845

Money Market Fund - 1.4%
23,933	Dreyfus Treasury Prime Cash Management, 0.00% (c) (Cost $23,933)	$23,933

Total Investments - 98.1% (Cost $1,750,893)*	$1,717,937
Other Assets & Liabilities, Net – 1.9%	32,967
Net Assets – 100.0%	$1,750,904

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
ETN	Exchange Traded Note
GDR	Global Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $7,020 or 0.4% of net assets.
(c)	Variable rate security. Rate presented is as of September 30, 2015.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$133,066
Gross Unrealized Depreciation	(166,022)
Net Unrealized Depreciation	$(32,956)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	16	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$-	$12,698	$-	$12,698
Austria	-	3,399	-	3,399
Belgium	-	19,189	-	19,189
Bermuda	11,763	-	-	11,763
Brazil	5,412	-	-	5,412
Canada	33,492	-	-	33,492
China	-	22,584	-	22,584
Denmark	-	22,537	-	22,537
France	-	49,941	-	49,941
Germany	-	87,902	-	87,902
Hong Kong	-	12,557	-	12,557
India	-	7,020	-	7,020
Indonesia	-	3,145	-	3,145
Ireland	5,584	3,739	-	9,323
Italy	-	24,572	-	24,572
Japan	-	103,596	-	103,596
Malta	-	8,288	-	8,288
Mexico	4,571	-	-	4,571
Netherlands	-	10,047	-	10,047
Singapore	-	10,797	-	10,797
South Africa	-	5,208	-	5,208
South Korea	-	23,390	-	23,390
Spain	-	8,736	-	8,736
Sweden	-	20,829	-	20,829
Switzerland	-	36,658	-	36,658
Taiwan	-	21,003	-	21,003
United Kingdom	-	86,862	-	86,862
United States	926,446	-	-	926,446
Preferred Stock
Brazil	3,870	-	-	3,870
Exchange Traded Note	10,324	-	-	10,324
Investment Companies	87,845	-	-	87,845
Money Market Fund	-	23,933	-	23,933
Total Investments At Value	$1,089,307	$628,630	$-	$1,717,937

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

At September 30, 2015, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global MultiCap Fund

Long Securities                                           35.90%

PORTFOLIO HOLDINGS
% of Total Investments
Australia	0.7%
Austria	0.2%
Belgium	1.1%
Bermuda	0.7%
Brazil	0.5%
Canada	2.0%
China	1.3%
Denmark	1.3%
France	2.9%
Germany	5.1%
Hong Kong	0.7%
India	0.4%
Indonesia	0.2%
Ireland	0.6%
Italy	1.4%
Japan	6.0%
Malta	0.5%
Mexico	0.3%
Netherlands	0.6%
Singapore	0.6%
South Africa	0.3%
South Korea	1.4%
Spain	0.5%
Sweden	1.2%
Switzerland	2.1%
Taiwan	1.2%
United Kingdom	5.1%
United States*	61.1%
100.0%

*Includes Money Market Fund totaling 1.4%.

See Notes to Financial Statements.	17	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2015

ASSETS
Total investments, at value (Cost $1,750,893)	$1,717,937
Cash	2,417
Foreign currency (Cost $861)	737
Receivables:
Dividends	4,052
From investment adviser	35,879
Prepaid expenses	13,317
Total Assets	1,774,339

LIABILITIES
Accrued Liabilities:
Fund services fees	5,683
Other expenses	17,752
Total Liabilities	23,435

NET ASSETS	$1,750,904

COMPONENTS OF NET ASSETS
Paid-in capital	$1,754,988
Undistributed net investment income	11,692
Accumulated net realized gain	17,362
Net unrealized depreciation	(33,138)
NET ASSETS	$1,750,904

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	886
Institutional Shares	168,784

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $9,126)	$10.30
Institutional Shares (based on net assets of $1,741,778)	$10.32

See Notes to Financial Statements.	18	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,802)	$22,686
Total Investment Income	22,686

EXPENSES
Investment adviser fees	8,136
Fund services fees	92,151
Transfer agent fees:
Investor Shares	27
Institutional Shares	1,264
Distribution fees:
Investor Shares	12
Custodian fees	4,965
Registration fees:
Investor Shares	4,302
Institutional Shares	7,567
Professional fees	12,118
Trustees' fees and expenses	67
Pricing fees	12,720
Miscellaneous expenses	7,498
Total Expenses	150,827
Fees waived and expenses reimbursed	(139,329)
Net Expenses	11,498

NET INVESTMENT INCOME	11,188

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	18,322
Foreign currency transactions	(245)
Net realized gain	18,077
Net change in unrealized appreciation (depreciation) on:
Investments	(181,205)
Foreign currency translations	(134)
Net change in unrealized depreciation	(181,339)
NET REALIZED AND UNREALIZED LOSS	(163,262)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(152,074)

See Notes to Financial Statements.	19	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015
OPERATIONS
Net investment income	$11,188	$15,491
Net realized gain	18,077	9,419
Net change in unrealized appreciation (depreciation)	(181,339)	65,462
Increase (Decrease) in Net Assets Resulting from Operations	(152,074)	90,372

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	-	(11,757)
Net realized gain:
Institutional Shares	-	(15,301)
Total Distributions to Shareholders	-	(27,058)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	-	10,000
Institutional Shares	11,000	525,750
Reinvestment of distributions:
Institutional Shares	-	27,058
Redemption of shares:
2	Institutional Shares	-	(77,906)
Increase in Net Assets from Capital Share Transactions	11,000	484,902
Increase (Decrease) in Net Assets	(141,074)	548,216

NET ASSETS
Beginning of Period	1,891,978	1,343,762
End of Period (Including line (a))	$1,750,904	$1,891,978

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	-	886
Institutional Shares	952	47,968
Reinvestment of distributions:
Institutional Shares	-	2,527
Redemption of shares:
Institutional Shares	-	(7,032)
Increase in Shares	952	44,349

(a)	Undistributed net investment income	$11,692	$504

See Notes to Financial Statements.	20	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2015		March 3, 2015 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$11.21		$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.05		0.02
Net realized and unrealized loss	(0.96)		(0.10	)(c)
Total from Investment Operations	(0.91)		(0.08)
NET ASSET VALUE, End of Period	$10.30		$11.21
TOTAL RETURN	(8.12	)%(d)	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$9		$10
Ratios to Average Net Assets:
Net investment income	0.90	%(e)	2.45	%(e)
Net expenses	1.45	%(e)	1.45	%(e)
Gross expenses (f)	108.49	%(e)	31.89	%(e)
PORTFOLIO TURNOVER RATE	21	%(d)	74	%(d)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.

(d)		Not annualized.
(e)		Annualized.
(f)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	21	LMCG FUNDS

LMCG GLOBAL MULTICAP FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2015		For the Year Ended March 31, 2015	September 11, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$11.21		$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.07		0.10	0.02
Net realized and unrealized gain (loss)	(0.96)		0.49	0.86
Total from Investment Operations	(0.89)		0.59	0.88
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.08)	(0.06)
Net realized gain	—		(0.10)	(0.02)
Total Distributions to Shareholders	—		(0.18)	(0.08)
NET ASSET VALUE, End of Period	$10.32		$11.21	$10.80
TOTAL RETURN	(7.94	)%(c)	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$1,742	$1,882		$1,344
Ratios to Average Net Assets:
Net investment income	1.17	%(d)	0.95%	0.31	%(d)
Net expenses	1.20	%(d)	1.20%	1.20	%(d)
Gross expenses (e)	15.27	%(d)	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	21	%(c)	74%	32	%(c)

(a)		Commencement of operations.
(b)		Calculated based on average shares outstanding during each period.
(c)		Not annualized.
(d)		Annualized.
(e)		Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	22	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Note 1. Organization

LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each  Fund currently offers two classes of shares: Institutional Shares and Investor Shares. The LMCG Global Market Neutral Fund Institutional Shares and Investor Shares commenced operations on May 21, 2013, and December 18, 2014, respectively. The LMCG Global MultiCap Fund Institutional Shares and Investor Shares commenced operations on September 11, 2013, and March 3, 2015, respectively. The LMCG Global Market Neutral Fund seeks capital appreciation independent of equity market conditions. The LMCG Global MultiCap Fund seeks long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

23	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

The aggregate value by input level, as of September 30, 2015, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

Securities Sold Short – The LMCG Global Market Neutral Fund may sell a security short to increase investment returns. The LMCG Global Market Neutral Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which a fund sells a security that it does not own. To complete the transaction, the fund must borrow the security in order to deliver it to the buyer. The fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the fund sold the security. The fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a profit if the price of the security declines between those dates.

Until the fund replaces the borrowed security, the fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statement of Assets and Liabilities and the securities held long as shown on the Schedule of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the LMCG Global Market Neutral Fund’s Statement of Operations.

Distributions to Shareholders – Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment

24	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – LMCG Investments, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.00% and 0.85% of the average daily net assets of LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursements and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2016, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.85% and 1.60%, respectively of the LMCG Global Market Neutral Fund. The Adviser has also contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2016, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Investor Shares and Institutional Shares to 1.45% and 1.20%, respectively of the LMCG Global MultiCap Fund. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2015, fees waived and expenses reimbursed were as follows:

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global Market Neutral Fund	$169,425	$5,179	$44,952	$219,556
LMCG Global MultiCap Fund	8,135	74,110	57,084	139,329

Each Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fees waived or expense reimbursement and the resulting expenses do not exceed 1.85% and 1.60% for Investor Shares and Institutional Shares, respectively of the LMCG Global Market Neutral Fund and 1.45% and 1.20% for Investor Shares and Institutional Shares, respectively of the LMCG Global MultiCap Fund. As of September 30, 2015, the amount of waived fees and reimbursed expenses subject to recapture by the Adviser are as follows:

25	LMCG FUNDS

LMCG FUNDS NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
LMCG Global Market Neutral Fund
March 31, 2014	$214,404	March 31, 2017	$-
March 31, 2015	326,616	March 31, 2018	-
September 30, 2015	174,604	March 31, 2019	-
LMCG Global MultiCap Fund
March 31, 2014	97,994	March 31, 2017	-
March 31, 2015	161,537	March 31, 2018	-
September 30, 2015	82,245	March 31, 2019	-

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2015, were as follows:

	Purchases	Sales
LMCG Global Market Neutral Fund	$52,947,500	$36,496,042
LMCG Global MultiCap Fund	394,938	387,413

Note 6. Federal Income Tax

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
LMCG Global Market Neutral Fund	$-	$-	$(382,309)	$2,480,910	$2,098,601
LMCG Global MultiCap Fund	6,160	8,705	(9,027)	142,152	147,990

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in passive foreign investment holdings (PFICs), wash sales and short dividends for the LMCG Global Market Neutral Fund and PFICs, wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund.

For tax purposes, the prior year post-October loss was $253,670 and $9,027 (realized during the period November 1, 2014 through March 31, 2015) for the LMCG Global Market Neutral Fund and LMCG Global MultiCap Fund, respectively. These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2015.

The LMCG Global Market Neutral Fund has $128,639 available short term capital loss carryforwards that have no expiration date.

Note 7. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

26	LMCG FUNDS

LMCG FUNDS ADDITIONAL INFORMATION SEPTEMBER 30, 2015

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015, through September 30, 2015.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2015	September 30, 2015	Period*	Ratio*
LMCG Global Market Neutral Fund
Investor Shares
Actual	$1,000.00	$1,014.45	$17.17	3.41%
Hypothetical (5% return before taxes)	$1,000.00	$1,007.95	$17.12	3.41%
Institutional Shares
Actual	$1,000.00	$1,016.26	$15.88	3.15%
Hypothetical (5% return before taxes)	$1,000.00	$1,009.25	$15.82	3.15%
LMCG Global MultiCap Fund
Investor Shares
Actual	$1,000.00	$918.82	$6.96	1.45%
Hypothetical (5% return before taxes)	$1,000.00	$1,017.75	$7.31	1.45%
Institutional Shares
Actual	$1,000.00	$920.61	$5.76	1.20%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.00	$6.06	1.20%

* Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

27	LMCG FUNDS

FOR MORE INFORMATION:
P.O. Box 588
Portland, ME 04112
(877) 591-4667 (toll free)

INVESTMENT ADVISER
LMCG Investments, LLC
John Hancock Tower
200 Clarendon Street, 28th Floor
Boston, MA 02116

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

210-SAR-0915

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®
Investor Shares (MERKX)
Institutional Shares (MHCIX)

MERK ASIAN CURRENCY FUND®
Investor Shares (MEAFX)
Institutional Shares (MASIX)

MERK ABSOLUTE RETURN CURRENCY FUND®
Investor Shares (MABFX)
Institutional Shares (MAAIX)

SEMI-ANNUAL REPORT (UNAUDITED)

SEPTEMBER 30, 2015

MERK HARD CURRENCY FUND	SEPTEMBER 30, 2015
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 41.1%
Non-U.S. Government - New Zealand - 3.1%
6,000,000	New Zealand Government Bond, Series 1217 (b)	NZD	6.000%	12/15/17	$4,121,371

Non-U.S. Government - United Kingdom - 3.7%
3,250,000	United Kingdom Gilt (b)	GBP	2.000	01/22/16	4,939,587
Non-U.S. Government Agency - Germany - 4.4%
3,800,000	KFW, EMTN	GBP	3.750	09/07/16	5,907,502
Non-U.S. Government Agency - Norway - 1.2%
13,000,000	Kommunalbanken AS, EMTN (b)	NOK	3.000	09/02/16	1,554,791
Non-U.S. Government Agency - Sweden - 5.0%
55,000,000	Kommuninvest I Sverige AB, Series 1610, MTN	SEK	2.000	10/12/16	6,736,009
Regional Authority - Australia - 1.3%
2,500,000	New South Wales Treasury Corp., Series 16	AUD	6.000	04/01/16	1,789,160
Regional Authority - Canada - 6.3%
8,200,000	Province of Alberta Canada	CAD	1.850	09/01/16	6,211,907
3,000,000	Province of Saskatchewan Canada	CAD	4.500	08/23/16	2,326,624
					8,538,531
Regional Authority - Norway - 4.0%
44,000,000	City of Oslo Norway	NOK	4.650	11/10/16	5,356,767
Regional Authority - Sweden - 1.3%
14,000,000	City of Gothenburg Sweden, EMTN	SEK	1.630	12/05/16	1,705,754
Supranational - Europe - 9.2%
4,850,000	European Financial Stability Facility, EMTN(b)	EUR	2.750	12/05/16	5,602,834
6,100,000	European Investment Bank, EMTN	EUR	3.125	10/15/15	6,824,167
					12,427,001
Supranational - Finland - 1.6%
18,530,000	Nordic Investment Bank, EMTN	NOK	3.000	09/01/16	2,217,214

Total Foreign Bonds (Cost $57,145,601)					55,293,687
Foreign Treasury Securities - 30.7%
Non-U.S. Government - Belgium - 3.7%
4,497,000	Belgium Treasury Bill, Series 12M (c)	EUR	0.000	04/14/16	5,031,719
Non-U.S. Government - Canada - 4.5%
8,100,000	Canadian Treasury Bill (c)	CAD	0.396-0.694	12/17/15	6,064,287
Non-U.S. Government - Ireland - 3.8%
4,600,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	11/23/15	5,140,413
Non-U.S. Government - Norway - 4.9%
56,500,000	Norwegian Treasury Bill (c)	NOK	0.674-0.856	12/16/15	6,628,543
Non-U.S. Government - Sweden - 13.8%
155,000,000	Swedish Treasury Bill (c)	SEK	0.000	12/16/15	18,542,074

Total Foreign Treasury Securities (Cost $42,402,771)	41,407,036

Shares

Exchange Traded Product - United States - 17.3%
2,099,800	Merk Gold Trust (d)(e) (Cost $27,048,994)	USD	23,294,132

Money Market Fund - 0.9%
1,147,323	Morgan Stanley Institutional Liquidity Fund (f) (Cost $1,147,323)	USD	0.010	1,147,323

Total Investments – 90.0% (Cost $127,744,689)*	$121,142,178
Foreign Currencies – 8.6% (Cost $11,677,870)	11,584,031
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.0%	(17,465)
Other Assets and Liabilities, Net – 1.4%	1,916,413
NET ASSETS – 100.0%	$134,625,157

See Notes to Financial Statements.	1

EMTN	European Medium Term Note
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contracts and future contract exposures.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $16,218,583 or 12.0% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Non-income producing security.
(e)	Affiliate.
(f)	Variable rate security. Rate presented is as of September 30, 2015.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$265,873
Gross Unrealized Depreciation	(6,868,384)
Net Unrealized Depreciation	$(6,602,511)

Affiliated investments are investments that are managed by the adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments.  Transactions during the period with affiliates were as follows:

Exchange Traded Product
Merk Gold Trust	Balance 03/31/15	Gross Additions	Gross Reductions	Balance 09/30/15	Realized Loss	Investment Income
Shares/Principal	2,529,800	-	(430,000)	2,099,800
Cost	$32,588,125	$-	$(5,539,131)	$27,048,994	$(609,826)	$-
Proceeds		-	(4,929,305)
Value	29,828,872	-	(6,534,740)	23,294,132

AFA
At September 30, 2015, the Merk Hard Currency Fund held the following futures contracts:
Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation

14	Gold 100 oz. Future	12/31/15	$1,515,640	$45,640

AFA
As of September 30, 2015, the Merk Hard Currency Fund had the following forward currency contracts outstanding:
Counterparty	Contracts to Sell		Settlement Date	Settlement Value	Net Unrealized Depreciation
J.P. Morgan Securities LLC	(525,000,000)	Japanese Yen	10/28/15	$(4,360,322)	$(17,465)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$55,293,687	$-	$55,293,687
Foreign Treasury Securities	-	41,407,036	-	41,407,036
Exchange Traded Product	23,294,132	-	-	23,294,132
Money Market Fund	-	1,147,323	-	1,147,323
Total Investments at Value	$23,294,132	$97,848,046	$-	$121,142,178
Other Financial Instruments**
Futures	45,640	-	-	45,640
Total Assets	$23,339,772	$97,848,046	$-	$121,187,818

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(17,465)	$-	$(17,465)
Total Liabilities	$-	$(17,465)	$-	$(17,465)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

See Notes to Financial Statements.	2

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	41.1%
Foreign Treasury Securities	30.7%
Exchange Traded Product	17.3%
Money Market Fund	0.9%
Foreign Currencies	8.6%
Net Unrealized Gain/Loss of Forward Currency Contracts	0.0%
Other Assets and Liabilities, Net	1.4%
100.0%
AFA
See Notes to Financial Statements.	3

MERK ASIAN CURRENCY FUND	SEPTEMBER 30, 2015
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a) - 87.4%
Automotive - Germany - 4.6%

6,000,000	Volkswagen International Finance NV, EMTN	CNH	2.150%	05/23/16	$914,061
Banks - China - 9.0%
5,600,000	Agricultural Development Bank of China (b)	CNH	3.000	05/21/16	872,353
6,000,000	CCBL Funding PLC	CNH	3.200	11/29/15	939,850
					1,812,203
Banks - South Korea - 2.3%
3,000,000	The Korea Development Bank (b)	CNH	3.550	06/19/18	463,796
Banks - United Kingdom - 1.5%
2,000,000	Standard Chartered PLC (b)	CNH	2.625	05/31/16	309,999
Consumer Discretionary - Germany - 3.9%
4,000,000	BSH Hausgerate GmbH (b)	CNH	3.375	09/28/16	621,538
1,000,000	BSH Hausgerate GmbH (b)	CNH	3.800	07/24/17	155,188
776,726
Consumer Staples - Netherlands - 3.8%
5,000,000	Unilever NV (b)	CNH	2.950	02/27/17	770,047
Industrial - United States - 3.5%
4,500,000	Caterpillar Financial Services Corp., EMTN (b)	CNH	2.950	03/03/16	702,306
Materials - China - 4.6%
6,000,000	Sinochem Offshore Capital Co., Ltd. (b)	CNH	3.550	05/13/17	921,699
Materials - France - 5.0%
6,500,000	Air Liquide Finance SA (b)	CNH	3.000	09/19/16	1,002,337
Non-U.S. Government - China - 3.8%
5,000,000	China Government Bond (b)	CNH	1.400	08/18/16	773,036
Non-U.S. Government - United Kingdom - 3.1%
4,000,000	United Kingdom Government International Bond (b)	CNH	2.700	10/21/17	614,466
Non-U.S. Government Agency - China - 4.7%
6,000,000	The Export-Import Bank of China (b)	CNH	3.000	05/14/16	934,664
Non-U.S. Government Agency - France - 3.9%
5,000,000	Caisse d'Amortissement de la Dette Sociale (b)	CNH	3.800	02/06/17	784,780
Non-U.S. Government Agency - Germany - 4.6%
6,000,000	KFW (b)	CNH	1.375	05/12/16	928,771
Regional Authority - Australia - 4.7%
6,000,000	New South Wales Treasury Corp. (b)	CNH	2.750	12/01/15	939,737
Regional Authority - Canada - 4.6%
6,000,000	Province of British Columbia Canada	CNH	2.850	11/13/16	932,306
Supranational - Global - 15.1%
19,500,000	International Bank for Reconstruction & Development, EMTN	CNH	2.375	09/26/16	3,026,166
Utilities - China - 4.7%
6,000,000	China General Nuclear Power Corp. (b)	CNH	3.750	11/01/15	941,736

Total Foreign Bonds (Cost $18,061,139)					17,548,836
Time Deposit (a) - 4.1%
5,200,000	Deutsche Bank (Cost $807,779)	CNH	4.000	11/04/15	817,193

Shares

Money Market Fund - 1.8%
362,360	Morgan Stanley Institutional Liquidity Fund (c) (Cost $362,360)	USD	0.010	362,360

Total Investments – 93.3% (Cost $19,231,278)*	$18,728,389

Foreign Currencies – 5.6% (Cost $1,119,770)	1,131,653
Net Unrealized Gain/Loss on Forward Currency Contracts – 0.1%	18,407
Other Assets and Liabilities, Net – 1.0%	202,722
NET ASSETS – 100.0%	$20,081,171

See Notes to Financial Statements.	4

EMTN	European Medium Term Note
PLC	Public Limited Company
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $12,676,303 or 63.1% of net assets.
(c)	Variable rate security. Rate presented is as of September 30, 2015.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$12,976
Gross Unrealized Depreciation	(515,865)
Net Unrealized Depreciation	$(502,889)

As of September 30, 2015, the Merk Asian Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	39,500,000	China Renminbi (Yuan)	10/28/15	$6,158,211	$30,689
RBC Capital Markets LLC	25,000,000	Hong Kong Dollar	10/28/15	3,225,801	(81)
Societe Generale Securities	(39,500,000)	China Renminbi (Yuan)	10/28/15	(6,176,701)	(12,200)
	6,500,000	Hong Kong Dollar	10/28/15	838,688	(1)
					$18,407

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$17,548,836	$-	$17,548,836
Time Deposit	-	817,193	-	817,193
Money Market Fund	-	362,360	-	362,360
Total Investments At Value	$-	$18,728,389	$-	$18,728,389

Other Financial Instruments**
Forward Currency Contracts	-	30,689	-	30,689
Total Assets	$-	$18,759,078	$-	$18,759,078

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(12,282)	$-	$(12,282)
Total Liabilities	$-	$(12,282)	$-	$(12,282)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	87.4%
Time Deposit	4.1%
Money Market Fund	1.8%
Foreign Currencies	5.6%
Net Unrealized Gain on Forward Currency Contracts	0.1%
Other Assets and Liabilities, Net	1.0%
100.0%

See Notes to Financial Statements.	5

MERK ABSOLUTE RETURN CURRENCY FUND	SEPTEMBER 30, 2015
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds (a)- 53.2%
Non-U.S. Government - Australia - 4.5%
2,050,000	Australia Government Bond, Series 134 (b)	AUD	4.750%	10/21/15	$1,441,049
Non-U.S. Government - New Zealand - 4.7%
2,200,000	New Zealand Government Bond, Series 1217 (b)	NZD	6.000	12/15/17	1,511,169
Non-U.S. Government - United Kingdom - 4.5%
950,000	United Kingdom Gilt (b)	GBP	2.000	01/22/16	1,443,879
Non-U.S. Government Agency - Germany - 4.6%
950,000	KFW, EMTN	GBP	3.750	09/07/16	1,476,876
Non-U.S. Government Agency - Norway - 4.5%
12,000,000	Kommunalbanken AS, EMTN (b)	NOK	3.000	09/02/16	1,435,192

Regional Authority - Australia - 16.7%
1,750,000	New South Wales Treasury Corp., Series 16	AUD	6.000	04/01/16	1,252,412
2,100,000	Queensland Treasury Corp., Series 15 (b)	AUD	6.000	10/21/15	1,477,204
2,200,000	Treasury Corp of Victoria	AUD	2.750	11/10/15	1,545,250
1,500,000	Western Australian Treasury Corp., Series 16	AUD	3.000	06/08/16	1,059,321
5,334,187
Regional Authority - Canada - 9.2%
1,950,000	Province of Manitoba Canada	CAD	5.200	12/03/15	1,472,765
1,950,000	Province of Saskatchewan Canada	CAD	4.250	12/03/15	1,470,077

2,942,842
Supranational - Europe - 4.5%
1,300,000	European Investment Bank, EMTN	EUR	3.125	10/15/15	1,454,331

Total Foreign Bonds (Cost $19,053,990)					17,039,525
Foreign Treasury Securities (a) - 36.7%
Non-U.S. Government - Belgium - 3.4%
993,000	Belgium Treasury Bill (c)	EUR	0.000	04/14/16	1,111,073
Non-U.S. Government - Canada - 4.7%
2,000,000	Canadian Treasury Bill (c)	CAD	0.591	12/17/15	1,497,355
Non-U.S. Government - Ireland - 4.9%
1,400,000	Republic of Ireland Treasury Bill (c)	EUR	0.000	11/23/15	1,564,474
Non-U.S. Government - Norway - 4.2%
11,400,000	Norwegian Treasury Bill (c)	NOK	0.674	12/16/15	1,337,440
Non-U.S. Government - Sweden - 19.5%
52,300,000	Swedish Treasury Bill (c)	SEK	0.000	12/16/15	6,256,455

Total Foreign Treasury Securities (Cost $12,058,827)					11,766,797
U.S. Government & Agency Obligations - 6.3%
U. S. Treasury Bills - 6.3%
2,000,000	U.S. Treasury Bill (d) (Cost $1,999,932)	USD	0.000-0.037	12/17/15	2,000,080

Shares

Money Market Fund - 1.9%
615,681	Morgan Stanley Institutional Liquidity Fund (e) (Cost $615,681)	USD	0.010	615,681

Total Investments – 98.1% (Cost $33,728,430)*	$31,422,083

Foreign Currencies – 5.8% (Cost $1,897,362)	1,843,687
Net Unrealized Gain/Loss on Forward Currency Contracts – (1.7)%	(552,367)
Other Assets and Liabilities, Net – (2.2)%	(671,473)
NET ASSETS – 100.0%	$32,041,930

EMTN	European Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $7,308,493 or 22.8% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Variable rate security. Rate presented is as of September 30, 2015.

See Notes to Financial Statements.	6

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized depreciation consists of:

Gross Unrealized Appreciation	$8,453
Gross Unrealized Depreciation	(2,314,800)
Net Unrealized Depreciation	$(2,306,347)

As of September 30, 2015, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Banc of America Securities	650,000	Pounds Sterling	10/21/15	$985,017	$(1,829)
Barclays Capital, Inc.	(1,840,000)	Canadian Dollars	10/21/15	(1,392,298)	13,657
	1,805,000	Canadian Dollars	10/21/15	1,367,442	(15,024)
	2,665,000	Canadian Dollars	10/21/15	2,010,066	(13,283)
	1,915,000	New Zealand Dollar	10/21/15	1,201,691	20,625
	(37,080,000)	Norwegian Krone	10/21/15	(4,504,821)	150,767
	780,000	Norwegian Krone	10/21/15	91,745	(155)
	14,100,000	Norwegian Krone	10/21/15	1,706,278	(50,610)
	24,920,000	Norwegian Krone	10/21/15	3,038,943	(112,756)
	54,660,000	Norwegian Krone	10/21/15	6,422,219	(3,865)
	(17,280,000)	Swedish Krona	10/21/15	(2,081,179)	15,678
	(7,060,000)	Swedish Krona	10/21/15	(837,490)	(6,401)
	7,920,000	Swedish Krona	10/21/15	942,736	3,952
	24,320,000	Swedish Krona	10/21/15	2,976,755	(69,753)
BNY Brokerage, Inc.	(29,910,000)	Norwegian Krone	10/21/15	(3,643,165)	131,036
	(5,190,000)	Pounds Sterling	10/21/15	(7,865,320)	14,949
	1,970,000	Pounds Sterling	10/21/15	3,059,040	(79,226)
J.P. Morgan Securities LLC	(15,589,000)	Australian Dollar	10/21/15	(10,959,034)	29,993
	(3,535,000)	Australian Dollar	10/21/15	(2,491,227)	12,930
	2,270,000	Australian Dollar	10/21/15	1,605,444	(14,006)
	16,460,000	Australian Dollar	10/21/15	11,510,355	29,322
	(11,730,000)	Canadian Dollars	10/21/15	(8,752,885)	(35,956)
	(7,344,000)	Canadian Dollars	10/21/15	(5,546,256)	43,677
	(4,865,000)	Canadian Dollars	10/21/15	(3,628,815)	(16,344)
	(2,330,000)	Canadian Dollars	10/21/15	(1,757,304)	11,524
	1,100,000	Canadian Dollars	10/21/15	820,505	3,683
	4,410,000	Canadian Dollars	10/21/15	3,299,683	4,561
	5,320,000	Canadian Dollars	10/21/15	4,007,992	(21,919)
	6,050,000	Canadian Dollars	10/21/15	4,581,823	(48,790)
	6,070,000	Canadian Dollars	10/21/15	4,550,163	(2,144)
	(2,565,000)	Euro	10/21/15	(2,857,324)	(9,741)
	(2,050,000)	Euro	10/21/15	(2,298,687)	7,270
	(1,680,000)	Euro	10/21/15	(1,903,945)	26,101
	(1,165,000)	Euro	10/21/15	(1,316,769)	14,574
	(1,160,000)	Euro	10/21/15	(1,309,518)	12,911
	(835,000)	Euro	10/21/15	(935,575)	2,242
	680,000	Euro	10/21/15	769,416	(9,336)
	1,420,000	Euro	10/21/15	1,585,552	1,674
	2,705,000	Euro	10/21/15	3,043,719	(20,167)
	3,275,000	Euro	10/21/15	3,741,794	(81,116)
	(171,200,000)	Japanese Yen	10/21/15	(1,429,661)	2,208
	(91,100,000)	Japanese Yen	10/21/15	(758,170)	(1,414)
	(46,400,000)	Japanese Yen	10/21/15	(386,404)	(476)
	78,750,000	Japanese Yen	10/21/15	654,367	2,244
	91,100,000	Japanese Yen	10/21/15	759,768	(183)
	136,400,000	Japanese Yen	10/21/15	1,142,284	(4,991)
	154,350,000	Japanese Yen	10/21/15	1,293,914	(6,955)
	(8,005,000)	New Zealand Dollar	10/21/15	(5,119,872)	10,402
	(2,995,000)	New Zealand Dollar	10/21/15	(1,880,398)	(31,265)
	(1,575,000)	New Zealand Dollar	10/21/15	(996,209)	(9,090)
	(1,295,000)	New Zealand Dollar	10/21/15	(819,840)	(6,739)
1,555,000	New Zealand Dollar	10/21/15	989,693	2,840
1,805,000	New Zealand Dollar	10/21/15	1,162,116	(10,012)
2,435,000	New Zealand Dollar	10/21/15	1,545,731	8,493
(4,190,000)	Pounds Sterling	10/21/15	(6,372,273)	34,497

See Notes to Financial Statements.	7

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	(2,270,000)	Pounds Sterling	10/21/15	(3,487,361)	$53,768
	(1,950,000)	Pounds Sterling	10/21/15	(3,028,551)	78,989
	(1,940,000)	Pounds Sterling	10/21/15	(2,987,511)	53,075
	730,000	Pounds Sterling	10/21/15	1,123,530	(19,335)
	790,000	Pounds Sterling	10/21/15	1,216,151	(21,201)
	1,015,000	Pounds Sterling	10/21/15	1,541,782	(6,497)
	(680,000)	Singapore Dollar	10/21/15	(479,689)	2,202
	(21,170,000)	Swedish Krona	10/21/15	(2,568,002)	37,524
	(1,850,000)	Swiss Franc	10/21/15	(1,908,503)	8,910
	(1,845,000)	Swiss Franc	10/21/15	(1,898,655)	4,196
	(1,170,000)	Swiss Franc	10/21/15	(1,202,790)	1,426
	(1,145,000)	Swiss Franc	10/21/15	(1,173,231)	(2,464)
	(855,000)	Swiss Franc	10/21/15	(884,559)	6,639
	635,000	Swiss Franc	10/21/15	652,149	(127)
	2,755,000	Swiss Franc	10/21/15	2,884,731	(55,877)
	4,725,000	Swiss Franc	10/21/15	4,834,384	17,280
RBC Capital Markets, LLC	(1,775,000)	Australian Dollar	10/21/15	(1,269,409)	25,003
	(1,750,000)	Australian Dollar	10/21/15	(1,251,705)	24,826
	(1,242,550,000)	Japanese Yen	10/21/15	(10,274,264)	(86,021)
	(1,242,000,000)	Japanese Yen	10/21/15	(10,269,716)	(85,983)
	1,825,000	New Zealand Dollar	10/21/15	1,144,091	20,779
	(25,430,000)	Norwegian Krone	10/21/15	(2,970,312)	(15,760)
	(24,330,000)	Norwegian Krone	10/21/15	(2,944,293)	87,385
	11,070,000	Norwegian Krone	10/21/15	1,348,239	(48,364)
	(925,000)	Singapore Dollar	10/21/15	(651,927)	2,403
	7,880,000	Swedish Krona	10/21/15	953,999	(12,092)
	23,710,000	Swedish Krona	10/21/15	2,863,633	(29,546)
	2,235,000	Swiss Franc	10/21/15	2,300,857	(5,944)
Societe Generale Securities	(5,540,000)	Australian Dollar	10/21/15	(3,902,840)	18,891
	(2,980,000)	Australian Dollar	10/21/15	(2,083,858)	(5,342)
	(2,695,000)	Australian Dollar	10/21/15	(1,882,192)	(7,202)
	205,000	Australian Dollar	10/21/15	143,789	(71)
	4,885,000	Australian Dollar	10/21/15	3,490,525	(65,779)
	5,635,000	Australian Dollar	10/21/15	4,088,484	(137,933)
	(16,760,000)	Canadian Dollars	10/21/15	(12,868,037)	310,409
	6,635,000	Canadian Dollars	10/21/15	5,000,630	(29,278)
	7,265,000	Canadian Dollars	10/21/15	5,465,543	(22,156)
	(7,230,000)	Euro	10/21/15	(8,067,993)	(13,442)
	1,445,000	Euro	10/21/15	1,611,758	3,411
	(83,600,000)	Japanese Yen	10/21/15	(692,087)	(4,963)
	5,740,000	Norwegian Krone	10/21/15	669,153	4,856
	5,840,000	Norwegian Krone	10/21/15	712,640	(26,888)
	13,270,000	Norwegian Krone	10/21/15	1,570,592	(12,386)
	14,920,000	Norwegian Krone	10/21/15	1,843,868	(91,913)
	19,590,000	Norwegian Krone	10/21/15	2,404,402	(104,081)
	33,270,000	Norwegian Krone	10/21/15	4,018,782	(112,111)
	41,675,000	Norwegian Krone	10/21/15	5,042,412	(148,799)
	(4,585,000)	Pounds Sterling	10/21/15	(6,997,253)	62,002
	(3,860,000)	Pounds Sterling	10/21/15	(6,039,214)	200,594
	(3,320,000)	Pounds Sterling	10/21/15	(5,130,108)	108,290
	470,000	Pounds Sterling	10/21/15	723,104	(12,184)
	790,000	Pounds Sterling	10/21/15	1,198,515	(3,565)
	1,885,000	Pounds Sterling	10/21/15	2,909,772	(58,529)
	2,195,000	Pounds Sterling	10/21/15	3,331,445	(11,297)
	10,370,000	Pounds Sterling	10/21/15	16,004,109	(318,492)
	1,605,000	Singapore Dollar	10/21/15	1,143,787	(16,776)
	(34,500,000)	Swedish Krona	10/21/15	(4,075,239)	(48,591)
	(12,450,000)	Swedish Krona	10/21/15	(1,481,293)	(6,872)
	(8,880,000)	Swedish Krona	10/21/15	(1,075,315)	13,877

See Notes to Financial Statements.	8

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Societe Generale Securities	(8,610,000)	Swedish Krona	10/21/15	(1,023,203)	(5,961)
	13,690,000	Swedish Krona	10/21/15	1,624,826	11,558
	18,445,000	Swedish Krona	10/21/15	2,189,859	14,898
					$(552,367)

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments and liabilities as of September 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Level 1	Level 2	Level 3	Total

Assets
Investments At Value
Foreign Bonds	$-	$17,039,525	$-	$17,039,525
Foreign Treasury Securities	-	11,766,797	-	11,766,797
U.S. Treasury Bills	-	2,000,080	-	2,000,080
Money Market Fund	-	615,681	-	615,681
Total Investments At Value	$-	$31,422,083	$-	$31,422,083

Other Financial Instruments**
Forward Currency Contracts	-	1,785,001	-	1,785,001
Total Assets	$-	$33,207,084	$-	$33,207,084

Liabilities
Other Financial Instruments**
Forward Currency Contracts	$-	$(2,337,368)	$-	$(2,337,368)
Total Liabilities	$-	$(2,337,368)	$-	$(2,337,368)

**Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	53.2%
Foreign Treasury Securities	36.7%
U.S. Treasury Bills	6.3%
Money Market Fund	1.9%
Foreign Currencies	5.8%
Net Unrealized Gain/Loss of Forward Currency Contracts	(1.7)%
Other Assets and Liabilities, Net	(2.2)%
100.0%

See Notes to Financial Statements.	9

STATEMENTS OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2015

		MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
	ASSETS
	Investments, at value (Cost $100,695,695 , $19,231,278 and $33,728,430, respectively)	$97,848,046	$18,728,389	$31,422,083
	Investments in affiliated issuers, at value (Cost $27,048,994, $0 and $0, respectively)	23,294,132	-	-
	Total investments, at value (Cost $127,744,689, $19,231,278 and $33,728,430, respectively)	121,142,178	18,728,389	31,422,083
	Deposits with brokers	45,640	-	-
	Foreign currency (Cost $11,677,870, $1,119,770 and $1,897,362, respectively)	11,584,031	1,131,653	1,843,687
	Receivables:
	Fund shares sold	30,079	-	12,192
	Investment securities sold	15,404,443	231,475	1,170,148
	Dividends and interest	957,149	117,707	257,001
	Unrealized gain on forward currency contracts	-	30,689	1,785,001
	Total Assets	149,163,520	20,239,913	36,490,112

	LIABILITIES
	Unrealized loss on forward currency contracts	17,465	12,282	2,337,368
	Payables:
	Investment securities purchased	14,259,117	-	1,983,299
	Fund shares redeemed	124,560	127,934	98,060
	Variation margin	16,240	-	-
	Other	-	314	-
	Accrued Liabilities:
Adviser	Investment adviser fees	92,005	14,298	23,586
	Distribution fees	23,289	3,079	4,524
	Other expenses	5,687	835	1,345
	Total Liabilities	14,538,363	158,742	4,448,182

	NET ASSETS	$134,625,157	$20,081,171	$32,041,930

	COMPONENTS OF NET ASSETS
	Paid-in capital	$177,316,881	$21,438,341	$35,725,266
	Undistributed (distributions in excess of) net investment income	(21,084,697)	(84,438)	239,630
	Accumulated net realized loss	(14,897,534)	(798,864)	(999,535)
	Net unrealized depreciation	(6,709,493)	(473,868)	(2,923,431)
	NET ASSETS	$134,625,157	$20,081,171	$32,041,930

	SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
	Investor Shares	11,751,667	1,654,680	2,512,524
	Institutional Shares	2,609,021	557,142	1,204,476

	NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
	Investor Shares (based on net assets of $110,011,775, $14,984,310 and $21,587,096, respectively)	$9.36	$9.06	$8.59
	Institutional Shares (based on net assets of $24,613,382, $5,096,861 and $10,454,834, respectively)	$9.43	$9.15	$8.68

See Notes to Financial Statements.	10

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED SEPTEMBER 30, 2015

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income	$46	$43	$42
Interest income (Net of foreign withholding taxes of $5,865, $634 and $5,992, respectively)	139,822	243,311	143,651
Total Investment Income	139,868	243,354	143,693
Adviser
EXPENSES
Investment adviser fees	742,629	114,804	183,761
Non 12b-1 shareholder servicing fees:
Investor Shares	30,318	4,194	5,858
Institutional Shares	6,815	1,546	3,330
Distribution fees:
Investor Shares	151,584	20,969	29,291
Operating expenses	-	-	-
Interest expense	42	0	-	0	228	0
Total Expenses	931,388	141,513	222,468
Fees waived and expenses reimbursed	(52,749)	-	-
Net Expenses	878,639	141,513	222,468

NET INVESTMENT INCOME (LOSS)	(738,771)	101,841	(78,775)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,611,310)	(345,382)	(1,211,432)
Investments in affiliated issuers	(609,826)	-	-
Foreign currency transactions	(394,065)	(443,894)	213,132
Futures	(150,955)	-	-
Net realized loss	(6,766,156)	(789,276)	(998,300)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6,515,893	(314,058)	509,968
Investments in affiliated issuers	(995,609)	-	-
Foreign currency translations	173,386	(98,965)	102,794
Futures	53,410	-	-
Net change in unrealized appreciation (depreciation)	5,747,080	(413,023)	612,762
NET REALIZED AND UNREALIZED LOSS	(1,019,076)	(1,202,299)	(385,538)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,757,847)	$(1,100,458)	$(464,313)

See Notes to Financial Statements.	11

STATEMENTS OF CHANGES IN NET ASSETS

MERK HARD CURRENCY FUND	MERK ASIAN CURRENCY FUND
For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015	For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015
OPERATIONS
Net investment income (loss)	$(738,771)	$(1,521,403)	$101,841	$(20,821)
Net realized gain (loss)	(6,766,156)	(34,274,506)	(789,276)	542,297
Net change in unrealized appreciation (depreciation)	5,747,080	(6,351,622)	(413,023)	(264,494)
Increase (Decrease) in Net Assets Resulting from Operations	(1,757,847)	(42,147,531)	(1,100,458)	256,982

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(1,673,443)	-	-
Institutional Shares	-	(422,330)	-	-
Total Distributions to Shareholders	-	(2,095,773)	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	6,229,001	25,771,773	1,432,670	1,127,113
Institutional Shares	868,955	14,828,359	40,500	130,084
Reinvestment of distributions:
Investor Shares	-	1,556,133	-	-
Institutional Shares	-	408,745	-	-
Redemption of shares:
2	Investor Shares	(21,183,404)	(118,670,153)	(3,114,432)	(8,781,429)
4	Institutional Shares	(5,007,961)	(33,879,813)	(1,345,022)	(5,547,125)
Decrease in Net Assets from Capital Share Transactions	(19,093,409)	(109,984,956)	(2,986,284)	(13,071,357)
Decrease in Net Assets	(20,851,256)	(154,228,260)	(4,086,742)	(12,814,375)

NET ASSETS
Beginning of Period	155,476,413	309,704,673	24,167,913	36,982,288
End of Period (Including line (a))	$134,625,157	$155,476,413	$20,081,171	$24,167,913

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	648,820	2,359,037	151,352	118,318
Institutional Shares	89,097	1,327,748	4,169	13,520
Reinvestment of distributions:
Investor Shares	-	135,316	-	-
Institutional Shares	-	35,389	-	-
Redemption of shares:
Investor Shares	(2,219,867)	(11,053,749)	(337,260)	(926,666)
Institutional Shares	(518,796)	(3,165,083)	(143,852)	(580,945)
Decrease in Shares	(2,000,746)	(10,361,342)	(325,591)	(1,375,773)

(a)	Distributions in excess of net investment income	$(21,084,697)	$(20,345,926)	$(84,438)	$(186,279)

See Notes to Financial Statements.	12

STATEMENTS OF CHANGES IN NET ASSETS

MERK ABSOLUTE RETURN CURRENCY FUND
For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015
OPERATIONS
Net investment loss	$(78,775)	$(168,694)
Net realized gain (loss)	(998,300)	233,865
Net change in unrealized appreciation (depreciation)	612,762	(3,446,825)
Decrease in Net Assets Resulting from Operations	(464,313)	(3,381,654)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	-	(477,971)
Institutional Shares	-	(265,320)
Total Distributions to Shareholders	-	(743,291)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	1,743,081	19,802,199
Institutional Shares	1,247,385	20,141,007
Reinvestment of distributions:
Investor Shares	-	409,678
Institutional Shares	-	261,019
Redemption of shares:
2	Investor Shares	(3,937,977)	(16,887,682)
4	Institutional Shares	(8,488,652)	(12,751,655)
Increase (Decrease) in Net Assets from Capital Share Transactions	(9,436,163)	10,974,566
Increase (Decrease) in Net Assets	(9,900,476)	6,849,621

NET ASSETS
Beginning of Period	41,942,406	35,092,785
End of Period (Including line (a))	$32,041,930	$41,942,406

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	199,031	2,153,525
Institutional Shares	141,844	2,164,257
Reinvestment of distributions:
Investor Shares	-	44,725
Institutional Shares	-	28,341
Redemption of shares:
Investor Shares	(450,768)	(1,848,924)
Institutional Shares	(963,056)	(1,427,427)
Increase (Decrease) in Shares	(1,072,949)	1,114,497

(a)	Undistributed net investment income	$239,630	$318,405

See Notes to Financial Statements.	13

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK HARD CURRENCY FUND	For the Six Months Ended	For the Years Ended March 31,
INVESTOR SHARES	September 30, 2015	2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$9.49	$11.58	$11.91	$12.04	$12.58	$11.75
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.05)	(0.07)	(0.09)	(0.04)	—	(b)	0.01
Net realized and unrealized gain (loss)	(0.08)	(1.94)	0.09	(c)	0.02	(c)	(0.22)	1.07
Total from Investment Operations	(0.13)	(2.01)	—	(0.02)	(0.22)	1.08
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.08)	(0.21)	—	(0.15)	(0.12)
Net realized gain	—	—	(0.12)	(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	—	(0.08)	(0.33)	(0.11)	(0.32)	(0.25)
NET ASSET VALUE, End of Period	$9.36	$9.49	$11.58	$11.91	$12.04	$12.58
TOTAL RETURN	(1.37	)%(d)	(17.47)%	0.08%	(0.15)%	(1.68)%	9.39%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$110,012	$126,449	$253,432	$464,720	$468,130	$378,289
Ratios to Average Net Assets:
Net investment income (loss)	(1.04	)%(e)	(0.66)%	(0.76)%	(0.30)%	(0.01)%	0.09%
Net expenses	1.23	%(e)	1.24%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(e)(f)	1.30	%(f)	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(g)	39	%(d)	116%	45%	56%	94%	49%

For the Six Months Ended	For the Years Ended March 31	April 1, 2010 (h) through
INSTITUTIONAL SHARES	September 30, 2015	2015	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.55	$11.62	$11.95	$12.05	$12.59	$11.81
INVESTMENT OPERATIONS
Net investment income (loss) (a)	(0.04)	(0.05)	(0.06)	(0.02)	0.03	0.05
Net realized and unrealized gain (loss)	(0.08)	(1.93)	0.10	(c)	0.03	(c)	(0.23)	1.01
Total from Investment Operations	(0.12)	(1.98)	0.04	0.01	(0.20)	1.06
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	(0.09)	(0.25)	—	(0.17)	(0.15)
Net realized gain	—	—	(0.12)	(0.11)	(0.17)	(0.13)
Total Distributions to Shareholders	—	(0.09)	(0.37)	(0.11)	(0.34)	(0.28)
NET ASSET VALUE, End of Period	$9.43	$9.55	$11.62	$11.95	$12.05	$12.59
TOTAL RETURN	(1.26	)%(d)	(17.18)%	0.38%	0.10%	(1.49)%	9.21	%(d)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$24,613	$29,027	$56,273	$75,547	$83,055	$94,878
Ratios to Average Net Assets:
Net investment income (loss)	(0.79	)%(e)	(0.41)%	(0.52)%	(0.15)%	0.26%	0.35	%(e)
Net expenses	0.98	%(e)	0.99%	1.05%	1.05%	1.05%	1.05	%(e)
Gross expenses	1.05	%(e)(f)	1.05	%(f)	1.05%	1.05%	1.05%	1.05	%(e)
PORTFOLIO TURNOVER RATE(g)	39	%(d)	116%	45%	56%	94%	49	%(d)
(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)
The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portolio.

(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(g)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

See Notes to Financial Statements.	14

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK ASIAN CURRENCY FUND	For the Six Months Ended		For the Years Ended March 31,
INVESTOR SHARES	September 30, 2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$9.50		$9.43	$9.53	$9.52	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.04		(0.01)	(0.04)	(0.10)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(0.48)		0.08	(0.06)	0.11	(0.01)	0.37
Total from Investment Operations	(0.44)		0.07	(0.10)	0.01	(0.12)	0.26
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	—	—	(0.10)	(0.15)
Net realized gain	—		—	—	—	—	— (b)
Total Distributions to Shareholders	—		—	—	—	(0.10)	(0.15)
NET ASSET VALUE, End of Period	$9.06		$9.50	$9.43	$9.53	$9.52	$9.74
TOTAL RETURN	(4.63	)%(c)	0.74%	(1.05)%	0.11%	(1.28)%	2.74%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$14,984	$17,488		$24,982	$37,655	$64,667	$82,711
Ratios to Average Net Assets:
Net investment income (loss)	0.82	%(d)	(0.13)%	(0.41)%	(1.00)%	(1.18)%	(1.12)%
Net expenses	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE(e)	40	%(c)	32%	0%	0%	0%	0%

	For the Six Months Ended		For the Years Ended March 31,				April 1, 2010 (f) through
INSTITUTIONAL SHARES	September 30, 2015		2015	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$9.59		$9.49	$9.57	$9.54	$9.74	$9.63
INVESTMENT OPERATIONS
Net investment income (loss) (a)	0.05		0.01	(0.02)	(0.07)	(0.09)	(0.08)
Net realized and unrealized gain (loss)	(0.49)		0.09	(0.06)	0.10	(0.01)	0.37
Total from Investment Operations	(0.44)		0.10	(0.08)	0.03	(0.10)	0.29
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	—	—	(0.10)	(0.18)
Net realized gain	—		—	—	—	—	—	(b)
Total Distributions to Shareholders	—		—	—	—	(0.10)	(0.18)
NET ASSET VALUE, End of Period	$9.15		$9.59	$9.49	$9.57	$9.54	$9.74
TOTAL RETURN	(4.59	)%(c)	1.05%	(0.84)%	0.31%	(1.01)%	3.00	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$5,097	$6,680		$12,000	$20,684	$29,904	$22,835
Ratios to Average Net Assets:
Net investment income (loss)	1.07	%(d)	0.08%	(0.16)%	(0.75)%	(0.94)%	(0.86	)%(d)
Net expenses	1.05	%(d)	1.05%	1.05%	1.05%	1.05%	1.05	%(d)
Gross expenses	1.05	%(d)	1.05%	1.05%	1.05%	1.05%	1.05	%(d)
PORTFOLIO TURNOVER RATE(e)	40	%(c)	32%	0%	0%	0%	0	%(c)

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of operations.

See Notes to Financial Statements.	15

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
MERK ABSOLUTE RETURN CURRENCY FUND	For the Six Months Ended		For the Years Ended March 31,
INVESTOR SHARES	September 30, 2015		2015	2014	2013	2012	2011
NET ASSET VALUE, Beginning of Period	$8.72		$9.53	$9.18	$9.37	$10.27	$9.77
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.05)	(0.05)	(0.09)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	(0.11)		(0.57)	0.57	(0.10)	(0.66)	0.75
Total from Investment Operations	(0.13)		(0.62)	0.52	(0.19)	(0.77)	0.64
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.19)	(0.17)	—	(0.13)	(0.14)
Net realized gain	—		—	—	—	—	— (b)
Total Distributions to Shareholders	—		(0.19)	(0.17)	—	(0.13)	(0.14)
NET ASSET VALUE, End of Period	$8.59		$8.72	$9.53	$9.18	$9.37	$10.27
TOTAL RETURN	(1.49	)%(c)	(6.59)%	5.68%	(2.03)%	(7.57)%	6.52%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$21,587	$24,113		$23,016	$10,733	$19,662	$24,568
Ratios to Average Net Assets:
Net investment loss	(0.52	)%(d)	(0.53)%	(0.53)%	(0.98)%	(1.18)%	(1.11)%
Net expenses	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(d)	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (e)	18	%(c)	58%	0%	0%	0%	0%

	For the Six Months Ended		For the Years Ended March 31,				April 1, 2010 (f) through
INSTITUTIONAL SHARES	September 30, 2015		2015	2014	2013	2012	March 31, 2011
NET ASSET VALUE, Beginning of Period	$8.80		$9.58	$9.22	$9.39	$10.28	$9.82
INVESTMENT OPERATIONS
Net investment loss (a)	(0.01)		(0.02)	(0.03)	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss)	(0.11)		(0.56)	0.58	(0.11)	(0.67)	0.71
Total from Investment Operations	(0.12)		(0.58)	0.55	(0.17)	(0.76)	0.62
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.20)	(0.19)	—	(0.13)	(0.16)
Net realized gain	—		—	—	—	—	—	(b)
Total Distributions to Shareholders	—		(0.20)	(0.19)	—	(0.13)	(0.16)
NET ASSET VALUE, End of Period	$8.68		$8.80	$9.58	$9.22	$9.39	$10.28
TOTAL RETURN	(1.36	)%(c)	(6.18)%	5.94%	(1.81)%	(7.41)%	6.33	%(c)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$10,455	$17,829		$12,077	$6,120	$5,578	$4,813
Ratios to Average Net Assets:
Net investment loss	(0.27	)%(d)	(0.27)%	(0.28)%	(0.67)%	(0.94)%	(0.86	)%(d)
Net expenses	1.05	%(d)	1.05%	1.05%	1.05%	1.05%	1.05	%(d)
Gross expenses	1.05	%(d)	1.05%	1.05%	1.05%	1.05%	1.05	%(d)
PORTFOLIO TURNOVER RATE(e)	18	%(c)	58%	0%	0%	0%	0	%(c)

(a)					Calculated based on average shares outstanding during each period.
(b)					Less than $0.01 per share.
(c)					Not annualized.
(d)					Annualized.
(e)					The portfolio turnover is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)					Commencement of operations.

See Notes to Financial Statements.	16

NOTES TO FINANCIAL STATEMENTS	SEPTEMBER 30, 2015

Note 1. Organization

The Merk Asian Currency Fund and Merk Absolute Return Currency Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Asian Currency Fund seeks to profit from a rise in Asian currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.  The Merk Asian Currency Fund Investor Shares and Institutional Shares commenced operations on April 1, 2008 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in 60 days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value ("NAV") than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit

17

risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2015, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of September 30, 2015, are disclosed in each Fund’s Schedule of Investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2015, are disclosed in each applicable Fund’s Schedule of Investments.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore,

18

no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Funds the Adviser is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the non 12b-1 shareholder servicing fees, acquired fund fees and expenses and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates. The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) for Investor Shares of the Funds in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund’s Investor Shares for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Note 4. Fees Waived

During this period, Merk Hard Currency Fund invested in Merk Gold Trust, an Exchange Traded Product sponsored by the Adviser.  As of September 30, 2015, Merk Hard Currency Fund owned approximately 30.2% of Merk Gold Trust.  The Adviser has agreed to waive fees in an amount equal to the fee it receives from Merk Gold Trust based on Merk Hard Currency Fund’s investment in Merk Gold Trust (NYSE:OUNZ).  For the period ended September 30, 2015, the Adviser waived fees of $52,749 for Merk Hard Currency Fund.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2015, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$35,283,900	$23,557,439
Merk Asian Currency Fund	8,469,747	2,386,934
Merk Absolute Return Currency Fund	4,565,726	1,032,667

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2015 for any derivative type that was held during the period is as follows:

	Merk Hard Currency	Merk Asian Currency	Merk Absolute Return Currency
Forward Currency Contracts	$121,026,132	$155,047,409	$3,403,056,387
Futures	3,179,260	-	-

Each Fund’s use of derivatives during the period ended September 30, 2015, was limited to futures and forward currency contracts.

19

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of September 30, 2015:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Liability derivatives:
Payable – variation margin	$-	$(16,240)
Unrealized loss on forward currency contracts	(17,465)	-
Total Liability derivatives	$(17,465)	$(16,240)

Merk Asian Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$30,689

Liability derivatives:
Unrealized loss on forward currency contracts	$(12,282)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Asset derivatives:
Unrealized gain on forward currency contracts	$1,785,001

Liability derivatives:
Unrealized loss on forward currency contracts	$(2,337,368)

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2015, by each Fund are recorded in the following locations on the Statements of Operations:

Merk Hard Currency Fund
Location:	Currency Contracts	Commodity Contracts
Net realized gain (loss) on:
Futures	$-	$(150,955)
Foreign currency transactions	3,411	-
Total net realized gain (loss)	$3,411	$(150,955)

Net change in unrealized appreciation (depreciation) on:
Futures	$-	$53,410
Foreign currency translations	148,932	-
Total net change in unrealized appreciation (depreciation)	$148,932	$53,410

Merk Asian Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$(460,169)

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$(123,534)

Merk Absolute Return Currency Fund
Location:	Currency Contracts
Net realized gain (loss) on:
Foreign currency transactions	$335,020

Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	$142,240

20

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at September 30, 2015. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged**	Cash Collateral (Received) Pledged**	Net Amount
Merk Hard Currency Fund
Liabilities:
Over-the-counter derivatives*	$(33,705)	$17,465	$16,240	$-
Merk Asian Currency Fund
Assets:
Over-the-counter derivatives*	$30,689	$-	$-	$30,689
Liabilities:
Over-the-counter derivatives*	(12,282)	12,282	-	-
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives*	$1,785,001	$-	$-	$1,785,001
Liabilities:
Over-the-counter derivatives*	(2,337,368)	2,337,368	-	-

*
Over-the-counter derivatives may consist of forward currency contracts and futures contracts.  The amounts disclosed above represent the exposure to one or more counterparties.  For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

**
The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

Note 7. Federal Income Tax

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

	Capital and Other Losses	Unrealized Depreciation	Total
Merk Hard Currency Fund	$(22,491,554)	$(18,442,323)	$(40,933,877)
Merk Asian Currency Fund	(70,763)	(185,949)	(256,712)
Merk Absolute Return Currency Fund	(447,386)	(2,771,637)	(3,219,023)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts, straddles and wash sales.

For tax purposes, the prior year post-October loss was $417,440 and $9,588 for Merk Hard Currency Fund and Merk Asian Currency Fund, respectively, and the prior deferred late year ordinary loss was $20,514,371, $61,175 and $446,151 for Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund, respectively (realized during the period November 1, 2014 through March 31, 2015). These losses were recognized for tax purposes on the first business day of each Fund’s current fiscal year, April 1, 2015.

As of March 31, 2015, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:

	Short Term	Long Term
Merk Hard Currency Fund	$-	$1,559,743
Merk Absolute Return Currency Fund	1,235	-

Note 8. Underlying Investments in Other Pooled Investment Vehicles

The Merk Hard Currency Fund currently invests a portion of its assets in the Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.

The performance of the Merk Hard Currency Fund may be directly affected by the performance of the the Merk Gold Trust. The financial statements of the Merk Gold Trust, including the portfolios of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund’s financial statements.  As of September 30, 2015 the percentage of the Merk Hard Currency Fund’s net assets invested in the Merk Gold Trust was 17.3%.

Note 9. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair

21

value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 10. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and each Fund has had no such events.

22

ADDITIONAL INFORMATION	SEPTEMBER 30, 2015

Investment Advisory Agreement Approval

At the June 12, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Fund Counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee Counsel.

In evaluating the Advisory Agreement, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Funds' performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Funds; (3) the advisory fee and total expense ratio of each Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and is adequately staffed to continue providing high-quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks. The Board observed that the Merk Absolute Return Currency Fund had underperformed the Citigroup 3-Month U.S. T-Bill Index, the Fund’s primary benchmark, for the one-, three-, and five-year periods ended March 31, 2015. The Board also considered the Merk Absolute Return Currency Fund’s performance relative to its Lipper, Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Merk Absolute Return Currency Fund underperformed the median of its Lipper peer group for the one-year period ended March 31, 2015, though the Fund’s performance was the median for its peer group for the three- and five-year periods ended March 31, 2015. In addition, the Board acknowledged the Adviser’s representation that the unique nature of the Fund and currency markets and the limited number of fund products that exist increased the difficulty of identifying a suitable peer group to use as a measure of relative performance. At the request of the Adviser, the Board supplemented its consideration of the Lipper peer group performance with a comparison of the Fund's performance relative to an index provided by the Adviser that it believed to represent a broader view of the overall investment strategy of the Fund than the Lipper peer funds. The Board noted that, although the Merk Absolute Return Currency Fund still underperformed the index provided by the Adviser, there was less of a variance in performance than the Fund’s underperformance relative to its Lipper peers. The Board noted the Adviser’s representation that the Merk Absolute Return Currency Fund’s underperformance was primarily driven by the underperformance of the underlying currencies. The Board further noted the Adviser’s representation that the Fund had performed acceptably in the context of the risk/return profile of the currency markets over the period and that the Adviser intended to maintain its investment strategy while seeking to improve and refine its investment process.

The Board noted that the Merk Asian Currency Fund outperformed the Citigroup 3-Month U.S. T-Bill Index, the Fund’s primary benchmark, for the one- and five-year period ended March 31, 2015, but underperformed the benchmark for the three-year period ended March 31, 2015. The Board considered the Fund's performance in the context of a strong U.S. dollar, which was reflected in the benchmark's performance. The Board also considered the Merk Asian Currency Fund’s performance relative to its Lipper peer group,

23

noting that, based on the information provided by Lipper, the Merk Asian Currency Fund had also outperformed the median of its Lipper peer group for the one-, three-, and five-year periods ended March 31, 2015. The Board noted the Adviser’s representation that the other funds in the Lipper peer group may not necessarily provide a precise comparison due to the unique investment strategy of the Fund.

The Board noted that the Merk Hard Currency Fund outperformed its primary benchmark, the JPMorgan 3-Month Global Cash Index, for the one-, three-, and five-year periods ended March 31, 2015. The Board also considered the Merk Hard Currency Fund’s performance relative to its Lipper peer group, noting that, based on the information provided by Lipper, the Merk Hard Currency Fund underperformed the median of its peer group for the one-, three-, and five-year periods ended March 31, 2015. The Board noted the Adviser’s representation that the Merk Hard Currency Fund underperformed the median of its peer group because the underlying currencies in the Fund’s portfolio, performed less well than the currencies on which the Fund’s peers focused.

Noting the Merk Funds’ performance against their respective benchmarks and Lipper peer groups, the Board concluded that each Fund’s performance was reasonable and that each of the Funds and its shareholders could benefit from the Adviser’s management.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Lipper peer group of each Fund. In doing so, the Board noted that the Funds have a unified fee under which the actual advisory fee and actual total expenses are generaly similar.The Board noted the Adviser's representation that the unified fee structure is designed to ben an "all-in" fee structure that pays for the fees and costs of all adviser and third-party provider services under a more or less fixed fee. The Board noted that the Adviser’s actual advisory fee rate for the Merk Absolute Return Currency Fund was below the median of its Lipper peer group, but that the actual total expense ratio was above the median of its Lipper peer group. The Board next noted that each of the Adviser’s actual advisory fee rate and the actual total expense ratio for the Merk Asian Currency Fund were below the median of its Lipper peer group. Finally, the Board noted that each of the Adviser’s actual advisory fee rate and actual total expense ratio for the Merk Hard Currency Fund were high in relation to its Lipper peer group. The Board noted that the range of advisory fee rates and actual total expense ratios in the peer group was narrow, however, and that the Merk Hard Currency Fund was not the most expensive. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to each of the Merk Funds was within range of reasonable fees.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the Funds, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser was not proposing breakpoints or changes in fees at this time because of the increasing costs associated with compliance and because none of the Funds’ had achieved sufficient size for economies of scale to be significant. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, as a result of the Adviser’s management of the Funds, it may benefit from increased exposure to the public, possibly leading to increased business that is unrelated to the Funds. Based on the foregoing representations, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

24

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015, through September 30, 2015.

Actual Expenses – The first line under each Fund of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2015	September 30, 2015	Period*	Ratio*
Merk Hard Currency
Investor Shares
Actual	$1,000.00	$986.30	$6.11	1.23%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.85	$6.21	1.23%
Institutional Shares
Actual	$1,000.00	$987.43	$4.87	0.98%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.10	$4.95	0.98%

25

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2015	September 30, 2015	Period*	Ratio*
Merk Asian Currency
Investor Shares
Actual	$1,000.00	$953.68	$6.35	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares
Actual	$1,000.00	$954.12	$5.13	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.75	$5.30	1.05%

Merk Absolute Return Currency
Investor Shares
Actual	$1,000.00	$985.09	$6.45	1.30%
Hypothetical (5% return before taxes)	$1,000.00	$1,018.50	$6.56	1.30%
Institutional Shares
Actual	$1,000.00	$986.36	$5.21	1.05%
Hypothetical (5% return before taxes)	$1,000.00	$1,019.75	$5.30	1.05%

*Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

26

FOR MORE INFORMATION

INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund's risks, objectives, fees and expenses, experience of its management and other information.

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ASIAN CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-SAR-0915

Payson Total Return Fund

SEMI-ANNUAL REPORT // September 30, 2015
(Unaudited)

HM Payson

PAYSON TOTAL RETURN FUND TABLE OF CONTENTS SEPTEMBER 30, 2015

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Additional Information	11

IMPORTANT INFORMATION

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, liquidity risk, inflation indexed security risk, government securities risk and value investment risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

Shares	Security Description	Value

Common Stock - 99.8%
Consumer Discretionary - 11.9%
50,237	Discovery Communications, Inc., Class A (a)	$1,307,669
19,512	Kohl's Corp.	903,601
25,000	McDonald's Corp.	2,463,250
20,148	The TJX Cos., Inc.	1,438,970
77,181	Twenty-First Century Fox, Inc., Class B	2,089,289
8,659	Viacom, Inc., Class B	373,636
		8,576,415
Consumer Staples - 12.9%
276,145	Ambev SA, ADR	1,353,111
14,150	Diageo PLC, ADR	1,525,229
22,420	PepsiCo, Inc.	2,114,206
10,075	Valeant Pharmaceuticals International, Inc. (a)	1,797,178
38,305	Wal-Mart Stores, Inc.	2,483,696
		9,273,420
Energy - 9.3%
37,380	Devon Energy Corp.	1,386,424
40,452	Exxon Mobil Corp.	3,007,606
10,504	Schlumberger, Ltd.	724,461
42,926	The Williams Cos., Inc.	1,581,823
		6,700,314
Financial - 21.3%
37,700	Aflac, Inc.	2,191,501
43,280	American International Group, Inc.	2,459,170
133,440	Bank of America Corp.	2,078,995
16,336	Berkshire Hathaway, Inc., Class B (a)	2,130,214
42,730	JPMorgan Chase & Co.	2,605,248
21,000	MasterCard, Inc., Class A	1,892,520
29,100	Visa, Inc., Class A	2,027,106
		15,384,754
Health Care - 12.0%
44,079	Abbott Laboratories	1,772,857
20,508	Gilead Sciences, Inc.	2,013,681
7,255	Johnson & Johnson	677,254
38,210	Mylan NV (a)	1,538,335
6,600	Perrigo Co. PLC	1,037,982
51,737	Pfizer, Inc.	1,625,059
		8,665,168
Industrials - 11.9%
13,862	Cummins, Inc.	1,505,136
6,034	Danaher Corp.	514,157
14,865	General Dynamics Corp.	2,050,627
61,448	General Electric Co.	1,549,718
5,915	Precision Castparts Corp.	1,358,735
17,834	United Technologies Corp.	1,587,048
		8,565,421

Technology - 20.5%
32,209	Apple, Inc.	3,552,653
4,425	Google, Inc., Class A (a)	2,824,787
14,608	IBM	2,117,722
72,298	Intel Corp.	2,179,062
56,000	Microsoft Corp.	2,478,560
35,810	Oracle Corp.	1,293,457
6,900	QUALCOMM, Inc.	370,737
		14,816,978

Total Common Stock (Cost $64,735,548)	71,982,470

Total Investments - 99.8% (Cost $64,735,548)*	$71,982,470

Other Assets & Liabilities, Net – 0.2%	160,006
Net Assets – 100.0%	$72,142,476

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

*	Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,769,853
Gross Unrealized Depreciation	(5,522,931)
Net Unrealized Appreciation	$7,246,922

See Notes to Financial Statements.	1

PAYSON TOTAL RETURN FUND SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2015

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2015.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$71,982,470
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$71,982,470

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2015.

AFAPORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	11.9%
Consumer Staples	12.9%
Energy	9.3%
Financial	21.4%
Health Care	12.0%
Industrials	11.9%
Technology	20.6%
100.0%
FA
See Notes to Financial Statements.	2

PAYSON TOTAL RETURN FUND STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2015

ASSETS
Total investments, at value (Cost $64,735,548)	$71,982,470
Cash	481,523
Receivables:
Fund shares sold	6,500
Dividends and interest	72,251
Prepaid expenses	14,388
Total Assets	72,557,132

LIABILITIES
Payables:
Investment securities purchased	212,832
Fund shares redeemed	6,605
Distributions payable	124,135
Accrued Liabilities:
r	Investment adviser fees	36,434
Fund services fees	15,070
Other expenses	19,580
Total Liabilities	414,656

NET ASSETS	$72,142,476

COMPONENTS OF NET ASSETS
Paid-in capital	$62,729,551
Distributions in excess of net investment income	(365)
Accumulated net realized gain	2,166,368
Net unrealized appreciation	7,246,922
NET ASSETS	$72,142,476
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,170,294
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.95

See Notes to Financial Statements.	3

PAYSON TOTAL RETURN FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,233)	$789,997
Interest income	319
Total Investment Income	790,316
Adviser
EXPENSES
Investment adviser fees	237,242
Fund services fees	89,173
Custodian fees	5,220
Registration fees	9,555
Professional fees	20,586
Trustees' fees and expenses	2,681
Miscellaneous expenses	16,452
Total Expenses	380,909

NET INVESTMENT INCOME	409,407

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(446,721)
Net change in unrealized appreciation (depreciation) on investments	(6,074,361)
NET REALIZED AND UNREALIZED LOSS	(6,521,082)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,111,675)

See Notes to Financial Statements.	4

PAYSON TOTAL RETURN FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2015	For the Year Ended March 31, 2015
OPERATIONS
Net investment income	$409,407	$784,369
Net realized gain (loss)	(446,721)	3,485,250
Net change in unrealized appreciation (depreciation)	(6,074,361)	317,672
Increase (Decrease) in Net Assets Resulting from Operations	(6,111,675)	4,587,291

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(409,444)	(784,962)
Net realized gain	-	(3,729,870)
Total Distributions to Shareholders	(409,444)	(4,514,832)

CAPITAL SHARE TRANSACTIONS
Sale of shares	4,758,355	8,484,691
Reinvestment of distributions	171,313	4,045,084
Redemption of shares	(3,141,422)	(6,762,116)
Increase in Net Assets from Capital Share Transactions	1,788,246	5,767,659
Increase (Decrease) in Net Assets	(4,732,873)	5,840,118

NET ASSETS
Beginning of Period	76,875,349	71,035,231
End of Period (Including line (a))	$72,142,476	$76,875,349

SHARE TRANSACTIONS
Sale of shares	308,585	551,447
Reinvestment of distributions	11,678	271,995
Redemption of shares	(203,679)	(438,050)
Increase in Shares	116,584	385,392

(a) Distributions in excess of net investment income	$(365)	$(328)

See Notes to Financial Statements.	5

PAYSON TOTAL RETURN FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended September 30, 2015		For the Years Ended March 31,
			2015	2014	2013	2012	2011
NET ASSET VALUE,
Beginning of Period	$15.21		$15.22	$13.89	$14.47	$14.00	$12.48
INVESTMENT OPERATIONS
Net investment income (a)	0.08		0.16	0.42	0.20	0.20	0.13
Net realized and unrealized
gain (loss)	(1.26)		0.77	2.23	0.45	1.25	1.52
Total from Investment Operations	(1.18)		0.93	2.65	0.65	1.45	1.65
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	(0.08)		(0.16)	(0.41)	(0.20)	(0.19)	(0.13)
Net realized gain	—		(0.78)	(0.91)	(1.03)	(0.79)	—
Total Distributions to Shareholders	(0.08)		(0.94)	(1.32)	(1.23)	(0.98)	(0.13)
NET ASSET VALUE,
End of Period	$13.95		$15.21	$15.22	$13.89	$14.47	$14.00
TOTAL RETURN	(7.79	)%(b)	6.32%	19.62%	4.94%	11.35%	13.33%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$72,142	$76,875		$71,035	$61,852	$54,743	$46,985
Ratios to Average Net Assets:
Net investment income	1.04	%(c)	1.05%	2.84%	1.47%	1.45%	1.08%
Net expenses	0.96	%(c)	0.97%	1.01%	1.07%	1.15%	1.28%
Gross expenses	0.96	%(c)	0.97%	1.01%	1.07%	1.15%	1.29	%(d)
PORTFOLIO TURNOVER RATE	24	%(b)	41%	47%	103%	101%	72%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	6

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted trade or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and ask price provided by independent pricing services. Non-exchange-traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale, at the mean of the last bid and ask prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in 60 days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Fund's adviser believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad-hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Fund's adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics which may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ

7

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets and liabilities

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of September 30, 2015, for the Fund’s investments is included in the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. A fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2015, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

8

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment Fund's adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. Atlantic also provides certain shareholder report production, and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman), and the Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2015, were $20,896,035 and $18,814,853, respectively.

9

PAYSON TOTAL RETURN FUND NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 2015

Note 5. Federal Income Tax

As of March 31, 2015, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$123,899
Undistributed Long-Term Gain	2,642,360
Net Unrealized Appreciation	13,292,012
Other Temporary Differences	(124,227)
Total	$15,934,044

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and treatment of distributions payable.

Note 6. Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2015-07 (“ASU 2015-07”) eliminating the requirement for investments measured at net asset value to be categorized within the fair value hierarchy under GAAP and requiring the disclosure of sufficient information to reconcile the fair value of the remaining assets categorized within the fair value hierarchy to the financial statements. ASU 2015-07 is effective for interim and annual reporting periods beginning after December 15, 2015. Management has reviewed the requirements and believes the adoption of ASU 2015-07 will not have a material impact on the financial statements.

Note 7. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact and the Fund has had no such events.

10

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2015

Investment Advisory Agreement Approval

At the June 12, 2015 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf. The Board also discussed the materials with Fund Counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee Counsel.

In evaluating the Advisory Agreement for the Fund, the Board reviewed written materials furnished by the Adviser and the administrator, including information regarding the Adviser's personnel, operations and financial condition. In addition, the Board recognized that the evaluation process with respect to the Adviser is an ongoing one and, in this regard, the Board considered information provided at regularly scheduled meetings during the past year, including, among other things, information concerning the Fund’s performance and services provided by the Adviser.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, and with the Trust’s CCO about the Adviser, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of those professionals and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is financially stable and has the operational capability needed to provide investment advisory services to the Fund for the foreseeable future. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

11

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2015

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its benchmark. The Board observed that the Fund underperformed the S&P 500 Index, its primary benchmark, for the one-, three-, five- and 10-year periods ended March 31, 2015. The Board also considered the Fund’s performance relative to its Lipper Inc. (“Lipper”) peer group, noting that, based on the information provided by Lipper, the Fund underperformed the median of its peer group for the one-, three- and five-year periods ended March 31, 2015. The Board noted the Adviser’s representation that the Fund’s performance was close to the median of its Lipper peers for the periods noted and that the Fund’s long-term track record remained in line with the Adviser’s risk-averse investment philosophy. The Board also noted the Adviser’s representation that stock selection, as opposed to sector allocation, was the primary factor resulting in the Fund’s underperformance during the period.  The Board further noted the Adviser’s representation that it was committed to its core investment process and the resulting industry and capitalization choices, while continuing to seek to make improvements in that process. Based on the foregoing, the Board concluded that the Fund’s performance was reasonable and that the Fund and its shareholders could benefit from the Adviser’s continued management of the Fund.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on “actual” advisory fee rates (i.e., after fee waivers), and actual total expenses of the Fund's relevant Lipper peer group. The Board noted that the Adviser’s actual advisory fee rate and the Fund's actual total expense ratio were below the median of the Fund's Lipper peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of costs and profitability. The Board noted the Adviser’s representation that administrative and compliance costs had grown sharply in recent years with the heightened level of regulation in the mutual fund industry. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable in the context of all factors considered.

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representation that the Fund could potentially benefit from economies of scale as assets grow but that at current asset levels, the effects of economies of scale were not significant and that breakpoints or changes in fees would not be appropriate at this time. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

12

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2015

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015, through September 30, 2015.

13

PAYSON TOTAL RETURN FUND ADDITIONAL INFORMATION SEPTEMBER 30, 2015

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	April 1, 2015	September 30, 2015	Period*	Ratio*
Actual	$1,000.00	$922.14	$4.61	0.96%
Hypothetical (5% return before taxes)	$1,000.00	$1,020.20	$4.85	0.96%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

14

FOR MORE INFORMATION

PAYSON TOTAL RETURN FUND
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

230-SAR-0915

HM Payson

800 805 8258 // hmpayson.com

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds
By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 23, 2015
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 23, 2015

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 23, 2015